AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 16, 2004
                                                         ========

                                             SECURITIES ACT FILE NO. 333-115309
                                      INVESTMENT COMPANY ACT FILE NO. 811-21507

=====================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------
                                    FORM N-2

                          REGISTRATION STATEMENT UNDER

                         THE SECURITIES ACT OF 1933 [ ]
                                       ==
                        PRE-EFFECTIVE AMENDMENT NO. 1 [X]
                                       = =
                       POST-EFFECTIVE AMENDMENT NO. __ [ ]

                                     AND/OR
                          REGISTRATION STATEMENT UNDER

                     THE INVESTMENT COMPANY ACT OF 1940 [ ]
                               AMENDMENT NO. 5 [X]
                                        =

                        (Check Appropriate Box or Boxes)
                                ----------------


                    EVERGREEN UTILITIES AND HIGH INCOME FUND
               (Exact Name of Registrant As Specified in Charter )

                               200 BERKELEY STREET
                              BOSTON, MA 02116-5034
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (617) 210-3200
                                ----------------
                          THE CORPORATION TRUST COMPANY
                               1209 ORANGE STREET
                              WILMINGTON, DE 19801
                     (Name and Address of Agent for Service)
                                ----------------
                                 With copies to

       DAVID C. MAHAFFEY                           SARAH E. COGAN
     SULLIVAN & WORCESTER LLP                SIMPSON THACHER & BARTLETT LLP
      1666 K STREET, N.W.                        25 LEXINGTON AVENUE
     WASHINGTON, D.C.  20006                    NEW YORK, NEW YORK 10017


                                ----------------








                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment
plan, check the following box.                                              [ ]

     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement
for the offering is                                                         [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=====================================================================


     TITLE OF SECURITIES             AMOUNT BEING                 PROPOSED                    PROPOSED                  AMOUNT OF
       BEING REGISTERED               REGISTERED           MAXIMUM OFFERING PRICE              MAXIMUM                REGISTRATION
                                                               PER SHARE (1)                  AGGREGATE                    FEE
                                                                                         OFFERING PRICE (1)

  Preferred Shares ($25,000

   liquidation value).............         3,200 shares                 $25,000              $80,000,000              $10,136 (2)




=====================================================================
(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457.


(2) $1,267 of this amount was previously paid. The remainder was transmitted prior to this filing to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, Pennsylvania.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

     Information to be included in Part B is set forth in Part B to this Registration Statement.

     Information to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                    SUBJECT TO COMPLETION, DATED JUNE 16, 2004



PROSPECTUS                                         [Evergreen Investments Logo]
----------



                                    $80,000,000

                               EVERGREEN UTILITIES AND
                                  HIGH INCOME FUND
                    Auction Preferred Shares ("Preferred Shares")

                             3,200 Shares, Series M28

                      Liquidation Preference $25,000 Per Share



     Evergreen Utilities and High Income Fund (the "Fund") is offering 3,200 Series M28 Auction Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Fund is a recently organized, non-diversified, closed-end management investment company. The Preferred Shares are subject to mandatory redemption in certain circumstances. The Preferred Shares may be redeemed, in whole or in part, at the option of the Fund at any time, subject to certain conditions. Dividends on the Preferred Shares will be cumulative from the date the shares are first issued.

     Investment Objective. The Fund's investment objective is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

     Portfolio Contents. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of utilities companies (water, gas, electric and telecommunications companies) and in U.S. dollar-denominated non-investment grade debt securities. The Fund allocates its assets between two separate investment strategies. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks and convertible debentures of utility companies (water, gas, electric and telecommunications companies), and approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated non-investment grade bonds, debentures, and other income obligations.


     The Fund's investment adviser reserves the discretion based upon market conditions to reallocate the proportions of total assets invested in each investment strategy. The U.S. high yield debt securities portion of the Fund's portfolio is normally invested in high yield debt securities that are rated between and including B3 and Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- and BB+ by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or are unrated securities of comparable quality as determined by the Fund's investment adviser. Up to 35% of the utilities portion of the Fund's portfolio may be invested in convertible debentures of any quality. Of this 35%, a maximum of 7% may be non-investment grade. No more than 35% of the Fund's total assets is invested in non-investment grade debt securities. Non-investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.


     An investment in the Fund involves a high degree of risk and is not appropriate for all investors. There can be no assurance that the Fund will achieve its investment objective.

     Investing in the Fund's Preferred Shares involves risks that are described in the "Risk Factors" section beginning on page 40 of this prospectus. The minimum purchase amount of the Preferred Shares is $25,000.

                                              Per Share              Total

        Public offering price.............     $25,000         $80,000,000

        Sales load........................     $               $

        Proceeds to the Fund (1)..........     $               $


     (1) Not including offering expenses payable by the Fund estimated to be $188,136, or $58.79 per share.



     The public offering price per share will be increased by the amount of dividends, if any, that haveaccumulated from the date the Preferred Shares are first issued.

     Neither the Securities and Exchange Commission (the "Commission") nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The underwriters are offering the Preferred Shares subject to various conditions, including that the Preferred Shares be rated "AAA" by S&P and "AAA" by Fitch Ratings ("Fitch") as of the time of delivery of the Preferred Shares to the representatives of the underwriters. The Preferred Shares will be ready for delivery, in book-entry form only, through the facilities of The Depository Trust Company ("DTC") on or about , 2004.

                               ------------
 Citigroup
             Wachovia Securities
                                    Merrill Lynch & Co.
                                                          UBS Investment Bank

                               ------------

                  The date of this prospectus is , 2004.

(continued from cover page.)

     Investment Adviser. Evergreen Investment Management Company, LLC (the "Advisor") is the Fund's investment adviser. See "Management of the Fund."

     You should read the prospectus, which contains important information about the Fund, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, dated , 2004, containing additional information about the Fund, has been filed with the
Commission  and  is   incorporated  by  reference  in  its  entirety  into  this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 79 of this prospectus, by calling 1-800-730-6001 or by writing to the Fund. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


     The Fund is offering 3,200 shares of Series M28 Preferred Shares. The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be assigned a rating of "AAA" by S&P and "AAA" by Fitch.

     The dividend rate for the initial dividend rate period will be ____ %. The initial rate period is from the date of issuance through ________ , 2004. For subsequent rate periods, the Preferred Shares will pay dividends based on a rate set at auction, usually held every 28 days. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) purchases and sales will be settled on the next business day after the auction; and (3) ownership of the Preferred Shares will be maintained in book-entry form by or through DTC (or any successor securities depository).


     The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on the business day after the last day prior to any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to the date of redemption, plus a premium in certain circumstances. See "Description of Preferred Shares."


     The Preferred Shares, which have no prior trading history, will not be listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers, and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and an investor that sells Preferred Shares between auctions may receive a price per share of less than $25,000.

     The Preferred Shares will be senior in liquidation and distribution rights to the Fund's outstanding shares of common stock, which are traded on the American Stock Exchange under the symbol "ERH." See "Description of Preferred Shares."

     You should rely only on the information contained in or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date of this prospectus, and the Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                           ----------------------------------


                                TABLE OF CONTENTS


                                                                           Page
Prospectus Summary ...........................................................1

Financial Highlights (Unaudited) ............................................28

The Fund.....................................................................29

Use of Proceeds..............................................................29

Capitalization (Unaudited) ..................................................30

Portfolio Composition .......................................................30

Investment Objective And Principal Investment Strategies ....................31

Risk
Factors......................................................................40

Management Of The Fund ......................................................52

Description of Preferred Shares..............................................54


The Auction..................................................................63



U.S. Federal Income Tax Matters..............................................68

Net Asset Value..............................................................71

Description Of Shares .......................................................71

Anti-takeover Provisions Of The Agreement And Declaration Of Trust And
  By-Laws....................................................................74

Underwriting.................................................................76

Custodian, Transfer Agent, Dividend Disbursing Agent And Registrar ..........78

Validity Of Shares...........................................................78

Table Of Contents For Statement Of Additional Information ...................79



                                           PROSPECTUS SUMMARY



This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Preferred Shares, especially the information set forth under the heading
"Risk Factors." You should read the more detailed information contained in this prospectus, the
Statement of Additional Information and the Fund's Statement of Preferences of Auction Preferred Shares
(the "Statement") attached as Appendix C to the Statement of Additional Information.

The Fund............................     Evergreen Utilities and High Income Fund (the "Fund") is a
                                         recently organized, non-diversified, closed-end management investment company.  The Fund commenced operations on April 30,
                                         2004 and closed an initial public offering of 11,500,000 common shares of beneficial interest.  As of May 31, 2004, the Fund had 11,505,000 common shares outstanding and net
                                         assets of $217,173,506.  The Fund's principal offices are
                                         located at 200 Berkeley Street, Boston, Massachusetts
                                         02116-5034, and its telephone number is 1-800-343-2898.

The Offering .......................     The Fund is offering 3,200 shares of Series M28
                                         Preferred Shares, at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issued the Preferred Shares.  The Preferred Shares are being offered through a group of underwriters (the
                                         "Underwriters") led by  Citigroup Global Markets Inc.
                                         See "Underwriting" beginning on page 76.
                                         It is a condition to their issuance that the Preferred Shares be issued with a credit quality rating of "AAA" from S&P and
                                         "AAA" from Fitch.  The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares.  In general, except as described under "Dividends and Rate Periods"
                                         below and "Description of Preferred Shares --Dividends and Rate
                                         Periods," the dividend period for the Preferred Shares will be 28 days.  The auction agent will determine the
                                         dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period. In an auction, persons determine to hold or offer to sell or, based on the dividend rates bid by them, offer to purchase or sell Preferred Shares.  If the number of Preferred
                                         Shares subject to offers to purchase equals or exceeds those shares offered for sale, then the dividend rate for the
                                         Preferred Shares for the next succeeding dividend period will be the lowest rate specified in the submitted bids which would result in existing holders and potential holders owning all the
                                         Preferred Shares available for purchase in the auction.  See
                                         "The Auction" beginning on page 59.  The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell
                                         Preferred Shares in an auction by submitting orders to
                                         broker-dealers that have entered into an agreement with the auction agent. Generally, investors in the Preferred Shares will not receive certificates representing ownership of their shares.  The securities depository (DTC or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in
                                         book-entry form.  An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of the
                                         Preferred Shares.

Investment Objective ...............     The Fund's investment objective is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.  The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies.  There can be no assurance that the Fund will achieve its investment objective.  See
                                         "Investment Objective and Principal Investment Strategies"
                                         beginning on page 31.


Investment Policies ................     Under normal market conditions, the Fund will invest at least
                                         80% of its net assets in securities of utilities companies
                                         (water, gas, electric and telecommunications companies) and in
                                         U.S. non-investment grade debt securities.  The Fund allocates its assets between two separate investment strategies.  Under normal market conditions, the Fund allocates approximately 70%
                                         of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks and
                                         convertible debentures of utility companies (water, gas,
                                         electric and telecommunications companies), and approximately
                                         30% of its total assets to an investment strategy that focuses on U.S. dollar denominated non-investment grade bonds,
                                         debentures, and other income obligations.  The Advisor reserves the discretion based upon market conditions to reallocate the proportions of total assets invested in each investment
                                         strategy.  No more than 35% of the Fund's total assets will be invested in non-investment grade debt securities.  The Fund may invest up to 25% of its total assets in foreign securities.

                                         The two separate investment strategies are as follows:

                                         o Utilities Securities.  Under normal market conditions, the
                                         Fund expects to invest approximately 70% of its total assets in an investment strategy that focuses on common, preferred and convertible preferred stocks and convertible debentures of utility companies (water, gas, electric and telecommunications companies).  The Fund may invest this portion of its assets in companies of all market capitalizations.  The Fund may invest up to 35% of this portion of the Fund's assets in convertible debentures of utility companies of any quality.  Of this 35%, a maximum of 7% may be non-investment grade.

                                         o U.S. High Yield Debt Securities.  Under normal market
                                         conditions, the Fund expects to invest approximately 30% of its total assets in an investment strategy that focuses on U.S.
                                         dollar denominated non-investment grade bonds, debentures and other income obligations.


                                         The high yield securities in which the Fund invests are
                                         expected to be rated between and including B3 and Ba1 by
                                         Moody's or B- and BB+ by S&P or will be unrated but determined by the Advisor to be of comparable quality.  This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their
                                         purchase.  No more than 10% of this portion of the Fund's
                                         assets may be invested in securities that are unrated or rated
                                         CCC or below.  Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered
                                         speculative with respect to the issuer's capacity to pay
                                         interest and repay principal. Non-investment grade debt
                                         securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt
                                         securities.  For purposes of the Fund's credit quality
                                         policies, if a security receives different ratings from
                                         nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as
                                         most representative of the security's credit quality.  The
                                         Advisor anticipates that, assuming the Preferred Shares
                                         represent approximately 27% of the Fund's total assets immediately after their issuance, the weighted average duration of the
                                         Fund's high yield U.S. debt securities will be 4.6 to 9.2 years
                                         (after leverage), although there is no guarantee that this range will be obtained.


                                         Tax-advantaged Dividend Income.  Recent changes in the tax laws have allowed qualifying dividends to be taxed at the same rate as long-term capital gains (currently 15%).  Through the Fund's investments in the utilities sector, the Fund expects to invest a significant portion of its assets in equity securities that pay quarterly dividends qualifying for such rate.  Therefore, a significant portion of the Fund's yield may be considered to be tax-advantaged relative to investments in securities that do not qualify for the same rate as long-term capital gains.
                                         However, because the Fund will also invest in debt obligations, it will have less tax advantages than a fund fully invested in securities qualifying for this rate.


                                         Leverage. In addition to the issuance of Preferred Shares, which will represent approximately 27% of the Fund's total assets immediately after their issuance, the Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets subject to the overall limitation on leverage and
                                         borrowings).  The Fund currently leverages its portfolio by borrowing through reverse repurchase agreements.  As of May 31,
                                         2004, such leverage represented approximately  18% of the
                                         Fund's total assets.  The Fund may also borrow money from banks or other financial institutions or issue debt securities.  Such borrowings would have seniority over the Preferred Shares, including with respect to any distributions of assets that the
                                         Fund might make and could limit the amount of funds available for distributions of income.  The Fund does not currently
                                         intend to issue additional preferred shares.  The Fund's
                                         total leverage immediately following the issuance of the
                                         Preferred Shares will not exceed 38% of the Fund's total
                                         assets.  In addition, the Fund will not leverage more of its portfolio if, immediately after such leveraging, total
                                         leverage for the Fund exceeds 38% of the Fund's total assets immediately after such leveraging.


                                         In addition to the investment strategies discussed above, the
                                         Fund may also invest in the following:


                                         Foreign Currency Transactions.  Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies.
                                         The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
                                         Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  The Fund may invest up to 5% of its total assets in foreign currency transactions for non-hedging purposes.


                                         Corporate Loans.  The Fund may invest a portion of its total assets in loan participations and other claims against a
                                         corporate borrower.  The Fund may invest up to 10% of its total assets in corporate loans.  The corporate loans in which the
                                         Fund invests primarily consist of direct obligations of a
                                         borrower. The Fund may invest in a corporate loan at
                                         origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund
                                         acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower.

                                         Derivatives.  The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives.  The Fund may use derivatives for a variety of purposes, including:

                                         o As a hedge against adverse changes in securities market
                                         prices or interest rates; and

                                         o As a substitute for purchasing or selling securities.

                                         In addition, the Fund may enter into interest rate swap
                                         transactions with respect to the total amount the Fund is
                                         leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In
                                         connection with any such swap transaction, the Fund will
                                         segregate liquid securities in the amount of its obligations under the transaction.  A derivative is a security or
                                         instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments.  The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes.
                                         In the event the Advisor uses derivatives for non-hedging
                                         purposes, no more than 10% of the Fund's total assets will be committed to initial margin for derivatives for such purposes.

                                         Temporary Investments.  Due to market conditions or otherwise, investments that, in the judgment of the Advisor, are
                                         appropriate for the Fund may not be immediately available.
                                         Therefore, the Fund expects that there will be a period of up to two months following the completion of its Preferred Shares offering before the proceeds are fully invested in accordance with its investment objective and policies.  Pending such
                                         investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments.

                                         See "Investment Objective and Principal Investment Strategies"
                                         beginning on page 31.

Risks ..............................     Before investing in the Preferred Shares you should consider certain risks carefully.

                                         Risks of Investing in the Preferred Shares.

                                         The primary risks of investing in the Preferred Shares are:

                                         o     The Fund will not be permitted to declare dividends or
                                               other distributions with respect to your Preferred Shares
                                               unless the Fund meets certain asset coverage requirements;


                                         o     If an auction fails (there are more Preferred Shares
                                               offered for sale than there are buyers for those shares)
                                               you may not be able to sell some or all of your shares;


                                         o     Because of the nature of the market for Preferred Shares,
                                               you may receive less than the price you paid for your
                                               shares if you sell them outside of the auction,
                                               especially when market interest rates are rising;


                                         o     A rating agency could downgrade the rating assigned to
                                               the Preferred Shares, which could affect liquidity and
                                               value;


                                         o     The Fund may be forced to redeem Preferred Shares to meet
                                               regulatory or rating agency requirements or may
                                               voluntarily redeem your shares in certain circumstances;

                                         o     In certain circumstances, the Fund may not earn
                                               sufficient income from its investments to pay dividends
                                               on the Preferred Shares; and

                                         o     If interest rates rise, the value of the Fund's
                                               investment portfolio will decline, reducing the asset
                                               coverage for the Preferred Shares.


                                         o     The Fund may have to repurchase common shares pursuant to
                                               its Evergreen Enhanced Liquidity Plan (described below in
                                               "Description of Shares" beginning on page 71), which
                                               could prevent the Fund from taking advantage of
                                               attractive investment opportunities; require it to sell
                                               investments at disadvantageous times, and in amounts that
                                               the Advisor would not otherwise contemplate; and, under
                                               certain circumstances, require it to redeem Preferred
                                               Shares in order to comply with leverage requirements of
                                               the 1940 Act and requirements imposed by the rating
                                               agencies.

                                         Leverage Risk. The Fund uses financial leverage for investment purposes.  Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Fund's portfolio and its investments in reverse repurchase agreements.  It is currently anticipated that, taking into account the Preferred
                                         Shares being offered in this prospectus and the Fund's
                                         investments in reverse repurchase agreements, the
                                         amount of leverage will represent approximately  35% of the
                                         Fund's total assets upon the issuance of the Preferred Shares.
                                         A portion of the Fund's overall leverage may be comprised of borrowings from banks or other financial institutions.
                                         The Fund's leveraged capital structure creates
                                         special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed, the possibility of higher volatility of the net asset value of the
                                         Fund and the Preferred Shares' asset coverage, fluctuations in the dividend paid by the Fund and higher expenses. Because the fee paid to the Advisor will be calculated on the basis of the
                                         Fund's Total Assets (which are the net assets of the Fund
                                         plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets), the fee will be higher when leverage is utilized, giving the Advisor an
                                         incentive to utilize leverage.

                                         Interest Rate Risk.  The Preferred Shares pay dividends based on shorter-term interest rates. The Fund invests a portion of the proceeds from the issuance of the Preferred Shares in
                                         intermediate and longer-term, typically fixed rate bonds. The interest rates on intermediate- and longer-term bonds are
                                         typically, although not always, higher than shorter-term
                                         interest rates. Both shorter-term and
                                         intermediate-to-longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the
                                         Preferred Shares may rise so that the amount of dividends to be paid to holders of Preferred Shares exceeds the income from the intermediate- and longer-term bonds and other investments
                                         purchased by the Fund with the proceeds from the sale of the
                                         Preferred Shares. Under these circumstances, income from the
                                         Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of this offering of Preferred Shares)
                                         is available to pay dividends at the Preferred Shares'  dividend rate.
                                         However,  the Fund's ability to pay dividends on the Preferred Shares could be jeopardized to the extent that the income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of this offering of Preferred Shares) is not sufficient to pay dividends on the Preferred Shares.
                                         If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving  as asset coverage for the Preferred Shares.


                                         Auction Risk.  The dividend rate for the Preferred Shares
                                         normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred
                                         Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your
                                         Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your shares.
                                         Additionally, if you buy shares or elect to retain shares
                                         without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate.
                                         Finally, the dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment.

                                         Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends.  If the
                                         Fund has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.

                                         You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits.


                                         Ratings and Asset Coverage Risk. While it is expected that S&P and Fitch each will assign ratings of "AAA" to the Preferred
                                         Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares.


                                         Restrictions on Dividends and Other Distributions.
                                         Restrictions imposed on the declaration and payment of
                                         dividends or other distributions to the holders of the Fund's common shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the
                                         Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes.



                                         General Risks of Investing in the Fund.


                                         Limited Operating History Risk. The Fund is a recently
                                         organized closed-end management investment company that
                                         commenced operations in April 2004.


                                         Investment Risk. An investment in the Fund is subject to
                                         investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund.  The value of these securities may increase or
                                         decrease, at times rapidly and unexpectedly.  Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

                                         Concentration Risk.  The Fund will invest primarily in
                                         securities of utilities companies.  An investment in a fund that concentrates its investments in a single sector or
                                         industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries.  The Fund may be vulnerable to any financial, economic, political or other development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

                                         Non-Diversification Risk.  An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund.  When a fund is non-diversified, it may
                                         invest a greater percentage of assets in a single issuer than may be invested by a diversified fund.  A higher percentage of investments among fewer issuers may result in greater
                                         fluctuation in the total market value of the Fund's portfolio as compared to a fund which invests in numerous issuers

                                         Utility Securities Risk.   Investments in utility sectors
                                         include the unique risks associated with decreases in the
                                         demand for utility company (water, gas and electric) products and services, increased competition resulting from
                                         deregulation, and rising energy costs, among others.  Such developments also could cause utility companies to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund.  Telecommunications,
                                         similar to technology, is highly dependent on innovation and expansion of existing technologies, such as internet
                                         communications and the ability to access the internet through cellular phones, as well as intense pricing competition and industry consolidation.  Water, gas and electric companies typically borrow heavily to support continuing operations.
                                         Increases in interest rates could increase these utility
                                         companies' borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.

                                         Investment Style Risk.  Securities with different
                                         characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor
                                         sentiment. The Fund may outperform or underperform other funds that employ a different style of investing.  The Fund may also employ a combination of styles that impact its risk
                                         characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor
                                         perceptions of the issuing company's earnings growth
                                         potential.  Growth-oriented funds will typically underperform when value investing is popular.  Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors.  Value-oriented funds will typically underperform when growth investing is popular

                                         Stock Market Risk.  Your investment in the Fund will be
                                         affected by general economic conditions such as prevailing economic growth, inflation and interest rates.  When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value.  Such events could also cause companies to decrease the dividends they pay.  If these events were to occur, the dividend yield, total return earned on and the value of your investment would likely decline.  Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or
                                         sectors in which a Fund invests do not perform well.

                                         Market Capitalization Risk. The Fund may invest the portion of its assets invested in utilities securities in securities of companies of all market capitalizations.  Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors.  If valuations of large capitalization companies appear to be greatly out of proportion to the
                                         valuations of small or medium capitalization companies,
                                         investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.  Investing in medium and small capitalization companies may be subject to special risks
                                         associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies.  As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.


                                         Preferred Stock Risk.  The Fund may purchase preferred stock.
                                         Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
                                         Also, the rights of preferred stock on distribution of a
                                         corporation's assets in the event of a liquidation are
                                         generally subordinate to the rights associated with a
                                         corporation's debt securities.  In addition to the foregoing general risks associated with investments in preferred stock, investments in certain types of preferred stock carry
                                         additional risks.  When dividends on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend will ordinarily never be paid.  Preferred stock may have mandatory sinking fund provisions, as well as
                                         call/redemption provisions, which can be a negative feature when interest rate decline.  Owners of auction rate preferred stock may not be able to sell their shares when an auction fails.


                                         Credit Risk.  Credit risk refers to an issuer's ability to make payments of principal and interest when they are due.  Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk.  The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or
                                         principal.  The prices of lower grade securities are more
                                         sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a
                                         recession, than are the prices of higher grade securities.
                                         Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in
                                         response to negative corporate or economic news.  Therefore, lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities.  If this occurs, the Fund's net asset value and ability to make distributions to you would be adversely affected.  The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.  The Fund may also be subject to credit risk to the extent it engages in
                                         transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to the Fund.

                                         Interest Rate Risk.  If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall.
                                         If a Fund invests a significant portion of its portfolio in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your
                                         investment may decline.  If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays.
                                         The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

                                         High Yield Debt Securities Risk.  Investment in high yield securities involves substantial risk of loss.  Non-investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered
                                         predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.  The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.  For these reasons, your investment in the Fund is subject to the following specific risks:

                                         o      Increased price sensitivity to changing interest rates
                                               and to a deteriorating economic environment.

                                         o     Greater risk of loss due to default or declining credit
                                               quality.

                                         o      Adverse company specific events are more likely to
                                               render the issuer unable to make interest and/or
                                               principal payments.

                                         o      If a negative perception of the high yield market
                                               develops, the price and liquidity of high yield
                                               securities may be depressed.  This negative perception
                                               could last for a significant period of time.

                                         o     Adverse changes in economic conditions are more likely
                                               to cause a high yield issuer to default on principal and
                                               interest payments than an investment grade issuer.  The
                                               principal amount of high yield securities outstanding has
                                               proliferated in the past decade as an increasing number
                                               of issuers have used high yield securities for corporate
                                               financing.  An economic downturn could severely affect
                                               the ability of highly leveraged issuers to service their
                                               debt obligations or to repay their obligations upon
                                               maturity.

                                         o      The secondary market for high yield securities may not
                                               be as liquid as the secondary market for more highly
                                               rated securities, a factor which may have an adverse
                                               effect on the Fund's ability to dispose of a particular
                                               security.  There are fewer dealers in the market for high
                                               yield securities than for investment grade obligations.
                                               The prices quoted by different dealers may vary
                                               significantly and the spread between the bid and ask
                                               price is generally much larger than for higher rated
                                               instruments.  Under adverse market or economic
                                               conditions, the secondary market for high yield
                                               securities could contract further, independent of any
                                               specific adverse changes in the condition of a particular
                                               issuer, and these instruments may become illiquid.  As a
                                               result, the Fund could find it more difficult to sell
                                               these securities or may be able to sell the securities
                                               only at prices lower than if such securities were widely
                                               traded.  Prices realized upon the sale of such lower
                                               rated or unrated securities, under these circumstances,
                                               may be less than the prices used in calculating the
                                               Fund's net asset value.

                                         In addition to the risks discussed above, debt securities, including high yield securities, are subject to certain risks, including:

                                         Issuer Risk.  The value of corporate income-producing
                                         securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                         Reinvestment Risk.  Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the
                                         Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate.

                                         Prepayment Risk.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.  Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem an
                                         obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

                                         Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments.  This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security

                                         Management Risk.  The Fund is subject to management risk
                                         because it is an actively managed investment portfolio.  The
                                         Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect and there can be no guarantee that it will produce the desired results.

                                         Foreign (Non-U.S.) Investment Risk.  Investing in the
                                         securities of foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers.  Some of these risks do not apply to issuers located in larger, more developed countries.  These risks will be more pronounced if the Fund invests significantly in emerging market countries or in one country.  For example, political turmoil and economic
                                         instability in the countries in which a Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment.  Less information about non-U.S.
                                         issuers or markets may be available due to less rigorous
                                         disclosure and accounting standards or regulatory practices.
                                         This may make it harder to get accurate information about a security or company, and increase the likelihood that an
                                         investment will not perform as well as expected.  Many non-U.S.
                                         markets are smaller, less liquid and more volatile than US.
                                         markets.  In a changing market, the Advisor may not be able to sell the Fund's portfolio securities in amounts and prices the
                                         Advisor considers reasonable.  In addition, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the dividend yield, total return earned on and the value of your investment in the Fund may decline as well.

                                         Currency Devaluation and Fluctuations Risk.  The Fund may
                                         invest in non-dollar-denominated investments.  The Fund may be limited in its ability to hedge the value of its
                                         non-dollar-denominated investments against currency
                                         fluctuations.  As a result, a decline in the value of
                                         currencies in which the Fund's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund's assets.  These declines will in turn affect the Fund's income and net asset value.

                                         Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.  As with all fixed income
                                         securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.  However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

                                         Corporate Loans Risk.  The Fund may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans (up to 10% of the Fund's total assets).  By purchasing a participation
                                         interest in a loan, the Fund acquires some or all of the
                                         interest of a bank or other lending institution in a loan to a corporate or government borrower.  The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower.  The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
                                         participation and only upon receipt by the lender of the
                                         payments from the borrower.  If the Fund only acquires a
                                         participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan.  Such third party participation arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the
                                         issuer.  Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full.  The secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for bonds and, therefore,
                                         presents increased market risk relating to liquidity and
                                         pricing concerns. In addition, the markets in loans are not regulated by federal securities laws or the Commission.


                                         Foreign Currency Transactions Risk.  In order to hedge against foreign exchange risk, to increase exposure to a foreign
                                         currency, or to shift exposure to foreign currency fluctuations from one country to another, the Fund may engage in foreign currency transactions, including the entering into of contracts to purchase or sell foreign currencies at a future date and the purchase and sale of foreign currency futures contracts.
                                         Although the Fund primarily uses such contracts to hedge the
                                         U.S. dollar value of a security it already owns or anticipates purchasing, the Fund could lose money if it fails to predict accurately the future exchange rate.  Successful use of foreign currency transactions depends on the Advisor's ability to
                                         predict correctly movements in foreign exchange rates and
                                         future exchange rate relationships.  There is no assurance that any foreign currency transaction undertaken by the Fund will be successful.


                                         Derivatives Risk.  Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some
                                         derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

                                         Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the
                                         derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                                         Market Disruption and Geopolitical Risk.  The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world
                                         economies and securities markets.  The nature, scope and
                                         duration of the occupation cannot be predicted with any
                                         certainty.  Terrorist attacks on the World Trade Center and
                                         Pentagon on September 11, 2001 closed some of the U.S.
                                         securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out.  The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S.
                                         and world economies and markets generally.  Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates,
                                         auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

                                         Inflation Risk.  Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the
                                         dividend payments on the Fund's Preferred Shares or interest payments on Fund borrowings, if any, may increase.


                                         Tender Offers (Evergreen Enhanced Liquidity Plan) Risk.  Under
                                         certain circumstances, the Fund intends to make tender offers for up to 5% of the Fund's outstanding common shares at net asset value on a quarterly basis, subject to certain
                                         conditions, and for a total of eight consecutive calendar
                                         quarters.  The Fund will make its first tender offer within the first six to eight months of the Fund's operations if certain conditions are met.  The Fund's potential quarterly tender offers for common shares may prevent the Fund from taking
                                         advantage of attractive investment opportunities.  Moreover, if the Fund does not generate sufficient cash flow from
                                         operations, it may be forced to sell investments at
                                         disadvantageous times, and in amounts that the Advisor would not otherwise contemplate, or to borrow money, in order to make such tender offers.  If the cost of borrowing to fund a tender offer of common shares exceeds the income on retained
                                         investments, it could impair the Fund's ability to pay
                                         dividends on the Fund's Preferred Shares.  The Fund's potential quarterly tender offers for common shares will increase ratings and asset coverage risk.  See "Risk Factors--Risks of Investing in Preferred Shares" beginning on page 38.


                                         Liquidity Risk.  The Fund does not intend to purchase illiquid securities, which are securities that cannot be disposed of within seven days in the ordinary course of business at
                                         approximately the value at which the Fund has valued the
                                         securities. However, the Fund is not required to sell or
                                         dispose of any debt security that becomes illiquid subsequent to its purchase. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to
                                         significant delays in disposing of illiquid securities.
                                         Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Advisor believes that it is desirable to do so.
                                         Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities

                                         Anti-takeover Provisions Risk.  The Fund's Agreement and
                                         Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire
                                         control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of
                                         shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting
                                         requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.


                                         Other Regulatory Matters Risk. Governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the securities and mutual fund industries, including those relating to market-timing and late trading. The investigations cover advisory companies to mutual funds
                                         (including the Advisor), broker-dealers, hedge funds and
                                         others.  Wachovia Corporation (the Advisor's parent) and/or certain of its subsidiaries (including the Advisor) have
                                         received subpoenas and/or other requests for documents and testimony relating to the investigations, are attempting to comply with those requests and are cooperating with the
                                         investigations. Wachovia Corporation and its subsidiaries, including the Advisor, are continuing their own internal review of policies, practices, procedures and personnel, and are
                                         taking remedial actions where appropriate. The Board of
                                         Trustees of the Fund is actively monitoring the Advisor's
                                         internal review of its policies, practices, procedures and personnel as well as any remedial actions taken by the Advisor as a result of such review.  Wachovia Corporation also is
                                         cooperating with governmental and self-regulatory authorities in matters relating to the brokerage operations of Prudential
                                         Financial, Inc. ("Prudential") that were included in Wachovia
                                         Corporation's retail brokerage combination with Prudential.
                                         Under the terms of the transaction, Wachovia Corporation is indemnified by Prudential for liabilities relating to the
                                         conduct of Prudential's businesses prior to July 1, 2003, the closing date of the joint venture transaction between Wachovia
                                         Corporation and Prudential.


                                         Based on information currently available, advice of counsel, available insurance coverage and established reserves, Wachovia
                                         Corporation believes that the eventual outcome of the actions against Wachovia Corporation and/or its subsidiaries, including the matters described above, will not, individually or in the aggregate, have a material adverse effect on Wachovia
                                         Corporation's consolidated financial position or results of operations or on its subsidiaries, including the Advisor.
                                         However, in the event of unexpected future developments, it is possible that the ultimate resolution of those matters, if unfavorable, may be material to Wachovia Corporation's results of operations for any particular period, including for that of the Advisor.

                                         For a further discussion of the risks described above, see
                                         "Risk Factors" beginning on page 40.

Investment Adviser .................     Evergreen Investment Management Company, LLC (previously
                                         defined as the "Advisor") is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and policies.  Day-to-day management of these portions of the Fund's portfolio is the responsibility of a team of portfolio management professionals from the Advisor's
                                         High Yield Bond and Value Equity teams, respectively.


                                         The Advisor has been managing mutual funds and private accounts since 1932 and, as of May 31, 2004, with its affiliates,
                                         managed over $245 billion in assets, including more than $4.7 billion in high yield fixed income assets.  The Advisor is a wholly-owned subsidiary of Wachovia Corporation.


                                         The Fund pays the Advisor an annual fee for its investment advisory services equal to 0.60% of the Fund's average daily
                                         Total Assets. This fee is payable monthly. "Total Assets" means the net assets of the Fund (plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets).  See "Management of the Fund" beginning on page 52.


Trading Market .....................     The Preferred Shares will not be listed on an exchange.
                                         Instead, you may buy or sell Preferred Shares at an auction that normally is held every  28 days, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer.  In addition to the auctions, Broker-Dealers and other
                                         broker-dealers may maintain a secondary trading market in
                                         Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may
                                         transfer shares outside of auctions only to or through a
                                         broker-dealer that has entered into an agreement with the
                                         auction agent and the Fund or other person as the Fund
                                         permits.  See "The Auction" beginning on page 63.

Dividends and Rate                       The Preferred Shares will entitle their holders to receive
Periods ............................     cash dividends.  The initial dividend rate is    %, the
                                         dividend payment date for the initial rate period is      ,
                                         2004 and the initial rate period is    days. For subsequent
                                         rate periods, the Preferred Shares will pay dividends based on
                                         a rate set at auctions, normally held every      28 days.  In
                                         most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the applicable maximum rate. See "Description of  Preferred Shares--Dividends and Rate Periods" beginning on page 54.  Dividends on the Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds.

                                         The Fund may, subject to certain conditions, designate special
                                         rate periods of more than      28 days.  A requested special
                                         rate period will not be effective unless sufficient clearing bids were made in the auction immediately preceding the special rate period. In addition, full cumulative dividends, any
                                         amounts due with respect to mandatory redemptions and any
                                         additional dividends payable prior to such date must be paid in full. The Fund must also have received confirmation from S&P and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such rating
                                         agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund must not have
                                         objected to declaration of a special rate period. The dividend payment date for special rate periods will be set out in the notice designating a special rate period. See "Description of
                                         Preferred Shares--Dividends and Rate Periods--Designation of
                                         Special Rate Periods" and "The Auction" beginning on pages 38 and 63, respectively.

Ratings.............................     It is expected that the Preferred Shares will receive a rating of "AAA" from S&P and a rating of "AAA" from Fitch and the receipt of such ratings are a condition to the issuance of the
                                         Preferred Shares. These ratings are an assessment of the
                                         capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not
                                         comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on
                                         information obtained from the Fund and other sources. The
                                         ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the
                                         unavailability of, such information. The rating agencies do not impose any restrictions on the Fund's investment strategies.
                                         However, certain types of securities in which the Fund may otherwise invest consistent with its investment strategies are not eligible for inclusion in the weekly calculation of the discounted value of the Fund's portfolio that is required by the rating agencies.  Although the Fund reserves the right to invest in such securities, they have not and it is anticipated they will not constitute a significant portion of the Fund's portfolio.  See "Description of Preferred Shares--Rating Agency
                                         Guidelines and Asset Coverage" beginning on page 60.

Redemption .........................     The Fund is required to redeem Preferred Shares if the Fund does not meet an asset coverage ratio required by the
                                         Investment Company Act of 1940 and the rules and regulations thereunder, as amended (the "1940 Act"), or correct a failure to meet a rating agency guideline in a timely manner. The Fund may voluntarily redeem Preferred Shares, in whole or in part, under certain conditions. See "Description of Preferred
                                         Shares--Redemption" and "Description of Preferred Shares--Rating
                                         Agency Guidelines and Asset Coverage" beginning on pages 54 and 60, respectively.



Asset Maintenance ..................     Under the Statement, which establishes and fixes the rights and preferences of the Preferred Shares, the Fund must maintain:

                                         o     asset coverage of the Preferred Shares as required by the
                                               rating agency or agencies rating the Preferred Shares;


                                         o     asset coverage of at least 200% with respect to senior
                                               securities that are stock, including the Preferred
                                               Shares, as discussed in "Description of Preferred Shares
                                               - Rating Agency Guidelines and Asset Coverage" beginning
                                               on page 56.

                                         In the event that the Fund does not maintain (or cure a failure to maintain) these coverage tests, some or all of the Preferred
                                         Shares will be subject to mandatory redemption. See
                                         "Description of Preferred Shares -Redemption" beginning on page 58.

                                         Based on the composition of the Fund's portfolio as of May 31,
                                         2004, the asset coverage of the Preferred Shares as measured
                                         pursuant to the 1940 Act would be approximately     370% if the
                                         Fund were to issue Preferred Shares representing
                                         approximately     27% of the Fund's total assets as of May
                                         31, 2004.  The Fund expects that the Preferred Shares issued will represent approximately 27% of the Fund's total assets at the time of issuance.

Liquidation Preference .............

                                         The liquidation preference for the Preferred Shares will be
                                         $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of
                                         Preferred Shares--Liquidation" beginning on page 59.

Voting Rights.......................

                                         The holders of preferred shares, including the Preferred
                                         Shares, voting as a separate class, have the right to elect at least two Trustees of the Fund at all times. Such holders also have the right to elect a majority of the Trustees in the event that two years' dividends on the preferred shares are unpaid.
                                         In each case, the remaining Trustees will be elected by holders of common shares and preferred shares, including the Preferred
                                         Shares, voting together as a single class. The holders of
                                         preferred shares, including the Preferred Shares, will vote as a separate class or classes on certain other matters required under the Statement, the 1940 Act and Delaware law. See
                                         "Description of Preferred Shares--Voting Rights" and
                                         "Anti-takeover Provisions in the Agreement and Declaration of
                                         Trust and By-Laws" beginning on pages 61 and 74, respectively.


Federal Income                           The Fund intends to take the position that under present law
Taxation ...........................     the Preferred Shares will constitute stock of the Fund.
                                         Distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the
                                         Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. For taxable years beginning on or before
                                         December 31, 2008, however, dividends that are designated by the Fund as qualified dividend income will be taxable to
                                         individuals at a maximum federal income tax rate of 15%,
                                         provided holding period and other requirements are satisfied.
                                         Distributions of net capital gain that are designated by the
                                         Fund as capital gain dividends will be treated as long-term capital gains without regard to the length of time the
                                         shareholder has held shares of the Fund.  See "U.S. Federal
                                         Income Tax Matters" beginning on page 68.


                                         The Fund intends to seek an exemptive order from the Commission that would allow it to distribute capital gains in any one taxable year as often as necessary to comply with Internal Revenue
                                         Service ("IRS") revenue rulings.


Custodian, Auction Agent, Transfer       State Street Bank and Trust Company serves as the Fund's
Agent, Dividend Paying Agent and         custodian. Deutsche Bank Trust Company Americas serves as
Registrar...........................     auction agent, transfer agent, dividend paying agent,
                                         redemption agent and registrar for the Preferred Shares.

                        FINANCIAL HIGHLIGHTS (Unaudited)



     Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on April 30, 2004 through May 31, 2004. Since the Fund was recently organized, the table covers approximately one month of operations.



                                                                               Period Ended May
                                                                                   31, 2004
                                                                                  (unaudited)      (a)



Net asset value, beginning of period                                                   $ 19.10     (b)





Income from investment operations
        Net investment income                                                           0.17

       Net realized and unrealized gains or losses on securities and foreign
       currency related transactions                                                   (0.35)



Total from investment operations
                                                                                       (0.18)
Offering costs charged to capital                                                      (0.04)




Net asset value, end of period                                                        $18.88



                                                                              ---------------------

Market value, end of period                                                           $20.01


                                                                              ---------------------

Total return  (c)
       Based on market value                                                           0.05%
       Based on net asset value                                                       -1.15%
Ratios and supplemental data
Net assets, end of period (in thousands)                                            $217,174
                                                                                     =============

Ratios to average net assets applicable to common shareholders
       Expenses (d)                                                                 0.85%(e)

       Interest expense                                                             0.17%(e)

       Net investment income                                                        10.33%(e)

Portfolio turnover rate                                                                14%




    (a)For the period from April 30, 2004 (commencement of operations), to May 31, 2004.
    (b)Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
    (c)Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported.  Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund's
       Automatic Dividend Reinvestment Plan.  Total Return does not reflect brokerage commissions or sales charges.
    (d)Ratio of expenses to average net assets excludes interest expense.
    (e)Annualized




     The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.




                                     THE FUND



     The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004, and has registered under the 1940 Act. On April 30, 2004, the Fund issued an aggregate of 11,500,000 common shares of beneficial interest, no par value, pursuant to an initial public offering. The net proceeds of such offering were approximately $218,190,000 after payment of sales load and offering expenses. The Fund's common shares are traded on the American Stock Exchange under the symbol "ERH." The Fund's principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, and its telephone number is 1-800-343-2898.

     The following provides information about the Fund's outstanding shares as of May 31, 2004.


                                                               Amount held by the
                                           Amount               Fund or for its

    Title of Class                       Authorized                 Account             Amount Outstanding
    ------------------------         ------------------       -------------------      -------------------
    Common Shares                         Unlimited                    0                    11,505,000
                                                                                            ==========

       Series M28 Preferred              Unlimited                    0                        0
               ===
         Shares




                                 USE OF PROCEEDS



     The net proceeds of this offering will be approximately $ 79,011,864 after payment of the estimated offering costs and sales load. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. However, investments that, in the judgment of the
Advisor, are appropriate for the Fund may not be immediately available. Therefore, the Fund expects that there will be a period of up to two months following the completion of its Preferred Shares offering before the proceeds are fully invested in accordance with its investment objective and policies. In addition, the Fund may use the net proceeds to satisfy any outstanding borrowings, including those through bank loans and reverse repurchase agreements. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments. See "Investment Objective and Principal Investment Strategies."




                              CAPITALIZATION (Unaudited)



     The following table sets forth the capitalization of the Fund as of May 31, 2004, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby assuming the Fund issues Preferred Shares representing approximately 27% of the Fund's total assets as of May 31, 2004 (which includes sales load and estimated offering costs of $ 988,136). The Fund expects that the Preferred Shares issued will represent approximately 27% of the Fund's total assets at the time of issuance.


                                                                                      Actual            As Adjusted

     Preferred Shares, $25,000 stated value per share, at liquidation value; unlimited shares authorized (no shares issued; 3,200


      shares issued, as adjusted) ................................               $       --              $80,000,000




     Shareholder's Equity:


     Paid in capital (Common shares, no par value per share;
     unlimited shares authorized, 11,505,000 shares
     outstanding (1))................................................               219,290,000          218,301,864


     Balance of undistributed net investment income .....................             1,939,167            1,939,167

     Accumulated net realized loss from investment transactions...                   (1,630,829)          (1,630,829)

     Net unrealized depreciation of investments...                                   (2,424,832)          (2,424,832)
                                                                                     ----------         ------------
     Net assets attributable to common shares ...........................       $   217,173,506         $216,185,370
                                                                                    ===========          ===========
(1) None of these outstanding shares are held by or for the account of the Fund.




                                PORTFOLIO COMPOSITION



     As of May 31, 2004, approximately 70% of the market value of the Fund's portfolio was invested in equity securities and convertible debentures of utilities companies and approximately 30% of the market value of the Fund's portfolio was invested in high yield debt securities. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of May 31, 2004. The Fund's high-yield debt securities are categorized for the purposes of the following table by the highest rating assigned each investment.


   Credit Rating+                                                              Value (000)        Percent of Fund
                                                                               -----------        -------========
   Aaa/AAA ...............................................................        $_____                  ____%
                                                                                   =====        ==============
   Aa/AA..................................................................         _____                  ____%
                                                                            =      =====        ==============
   A/A....................................................................         _____                  ____%
                                                                            =      =====        ==============
   Baa/BBB ...............................................................         970                  0.40%
                                                                                   ===                   ====
   Ba/BB .................................................................         22,706               9.00%
                                                                            ==     ======                ====
   B/B ...................................................................         52,305              20.60%
                                                                            ==     ======               =====
   Caa/CCC ...............................................................        _____                   ____%
                                                                                  =====         ==============
   Ca/CC .................................................................        _____                   ____%
                                                                                  =====         ==============
   Unrated++..............................................................        _____                   ____%
                                                                                  =====         ==============
   Short-Term.............................................................        31,580               12.40%
                                                                                  ======                =====
   Equities                                                                      146,208                57.60%
   =========                                                                     =======                ======
   TOTAL..................................................................       $253,769               100.00%
                                                                                  ========              ======


 + Ratings assigned by Moody's and S&P. These ratings are an assessment of the capacity and willingness of an issuer to pay the principal and interest on the securities being rated. The ratings are not a recommendation to purchase, hold or sell the securities being rated inasmuch as the rating does not comment as to market price or suitability for a particular investor. The meanings assigned by Moody's and S&P to their ratings are attached as an Appendix to the Statement of Additional Information.
  ++ Refers to securities that have not been rated by Moody's or S&P. See "Investment Objective and Principal Investment Strategies--Principal Investment Strategies."



          INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


Investment Objective

     The Fund's investment objective is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objective.

Principal Investment Strategies

     Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of utilities companies (water, gas, electric and telecommunications companies) and in U.S non-investment grade debt securities. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks and convertible debentures of utility (water, gas, electric and telecommunications companies), and approximately 30% of its total assets in an investment strategy that focuses on U.S. dollar denominated non-investment grade bonds, debentures, and other income obligations. This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act. The Advisor reserves the discretion based upon market conditions to reallocate the proportions of total assets invested in each investment strategy. No more than 35% of the Fund's total assets will be invested in non-investment grade debt securities. The Fund may invest up to 25% of its total assets in foreign securities.

     An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

     The Fund principally allocates its assets between two separate investment strategies:

     o Utility Securities. Under normal market conditions, the Fund expects to invest approximately 70% of its total assets in an investment strategy that focuses on common, preferred and convertible preferred stocks and convertible debentures of utility companies (water, gas, electric and telecommunications companies). The Fund may invest this portion of its assets in companies of all market capitalizations. This portion generally will be invested in approximately 60 to 70 different securities of utilities companies. In addition, the Fund may invest up to 35% of this portion of the Fund's assets in convertible debentures of utility companies of any quality. Of this 35%, a maximum of 7% may be non-investment grade.

     Recent changes in the tax laws have allowed qualifying dividends to be taxed at the same rate as long-term capital gains (currently 15%). Through the Fund's investments in the utilities sector, the Fund expects to invest a significant portion of its assets in equity securities that pay quarterly dividends qualifying for such rate. Therefore, a significant portion of the Fund's yield may be considered to be tax-advantaged relative to investments in securities that do not qualify for the same rate as long-term capital gains. However, because the Fund will also invest in debt obligations, it will have less tax advantages than a fund fully invested in securities qualifying for this rate.

     o U.S. High Yield Debt Securities. Under normal market conditions, the Fund invests approximately 30% of its total assets in an investment strategy that focuses on U.S. dollar denominated non-investment grade bonds, debentures and other income obligations.


     The high yield securities in which this portion of the Fund invests are expected to be rated between and including B3 and Ba1 by Moody's or B- and BB+ by S&P or will be unrated but determined by the Advisor to be of comparable quality. This portion of the Fund's portfolio targets securities with a minimum rating of B to BB at the time of purchase and attempts to maintain a weighted average credit quality with respect to the high yield securities of B to BB. This portion of the Fund will not purchase high yield securities with a rating of CCC or below, although the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase. No more than 10% of this portion of the Fund's assets may be invested in securities that are rated CCC or below or are unrated. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. For purposes of the Fund's credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio managers as most representative of the security's credit quality. The Fund's high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The Fund invests in high yield securities with a broad range of maturities. The Advisor anticipates that, assuming the Preferred Shares represent approximately 27% of the Fund's total assets immediately after their issuance, the weighted average duration of the Fund's high yield U.S. debt securities will be 4.6 to 9.2 years (after leverage), although there is no guarantee that this range will be obtained. Maturity measures the average final payable dates of debt instruments. Duration measures the average life of a bond, defined as the weighted-average maturity of the periods until payment is made, with weights proportional to the present value of payment. For example, a fund with a duration of 5 years would likely drop 5% in value if interest rates rise one percentage. Because the Fund will be leveraged, its net asset value may fall more than 5% because changes in the value of the Fund are borne entirely by the common shareholders.


     In other than normal market conditions, when changing economic conditions and other factors cause the yield difference between lower rated and higher rated securities to narrow, the Fund may purchase higher rated U.S. debt instruments if the Advisor believes that the risk of loss of income and principal may be reduced substantially with only a relatively small reduction in yield.

     The Advisor will monitor the weighting of each investment strategy within the Fund's portfolio on an ongoing basis and rebalance the Fund's assets when the Advisor determines that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above in "Investment Objective and Principal Investment Strategies--Principal Investment Strategies." From time to time, the Fund's Advisor may make adjustments to the weighting of each investment strategy. Such adjustments would be based on the Advisor's review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.



Other Investment Techniques and Strategies

     In addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below. The Statement of Additional Information provides a more detailed discussion of certain of these and other securities and techniques and indicates if the Fund is subject to any limitations with respect to a particular investment strategy. (Please note that some of these strategies may be a principal investment strategy for a portion of the Fund and consequently are also described above under "Principal Investment Strategies".)

     Investments in Equity Securities. The Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

     Convertible and Other Securities. The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more than 35% of the utilities portion of the Fund's assets in convertible securities of any quality. Of this 35%, a maximum of 7% may be non-investment grade. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments.

     Foreign Currency Transactions. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.


     These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. The Fund may invest up to 5% of its total assets in foreign currency transactions for non-hedging purposes.


     Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

     Corporate Loans. The Fund may invest a portion of its assets in loan participations and other claims against corporate borrowers. The Fund may invest up to 10% of its total assets in corporate loans. The Fund considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining the percentage of its total assets that are invested in high yield debt instruments. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Commission.

     As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (B3 or higher by Moody's or B- or higher by S&P), or may be unrated investments considered by the Advisor to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

     Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators ("Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

     U.S. Government Securities. U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan
Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Securities issued by GNMA, but not those issued by FNMA or FHLMC, are also backed by the full faith and credit of the U.S. government. Others are supported by: (1) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (2) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA or FHLMC; or (3) only the credit of the issuer. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, they may be regarded as illiquid (i.e., the Fund cannot easily resell them within seven days at current value).

     Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     Defensive and Temporary Investments. Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Advisor to be consistent with a defensive posture, or may hold cash. To the extent the Fund implements defensive strategies, it may be unable to achieve its investment objective.

     Derivatives. The Fund may, but is not required to, use various derivatives described below to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

     The  Fund  may   purchase   and  sell   derivative   instruments   such  as
exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "derivatives." The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may invest up to 10% of its total assets in futures and options on securities and indices and in other derivatives. In addition, the Fund may enter into interest rate swap transactions with respect to the total amount the Fund is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction. The Fund generally does not anticipate using derivatives for non-hedging purposes, but in the event the Advisor uses derivatives for non-hedging purposes, no more than 10% of the Fund's total assets will be committed to initial margin for derivatives for such purposes.

     Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivatives depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

     A more complete discussion of derivatives and their risks is contained in the Statement of Additional Information.

     Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Advisor reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     Lending of Portfolio Securities. The Fund may lend portfolio securities to registered broker-dealers, or other institutional investors, deemed by the Advisor to be creditworthy (and approved by the Board of Trustees of the Fund) under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 35% of the value of the Fund's total assets.

     Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

     Due to market conditions or otherwise, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to two months following the completion of the Preferred Shares offering before the proceeds are fully invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments.

Leverage


     In addition to the issuance of Preferred Shares, which will represent approximately 27% of the Fund's total assets immediately after their issuance, the Fund may also borrow through reverse repurchase agreements (up to 20% of its total assets subject to the overall limitation on leverage and borrowings). The Fund currently leverages its portfolio by borrowing through reverse repurchase agreements. As of May 31, 2004, such leverage represented approximately 18% of the Fund's total assets. The Fund may also borrow money from banks or other financial institutions or issue debt securities. Such borrowings would have seniority over the Preferred Shares, including with respect to any distributions of assets that the Fund might make and could limit the amount of funds available for distributions of income. The Fund does not currently intend to issue additional preferred shares. The Fund's total leverage immediately following the issuance of the Preferred Shares will not exceed 38% of the Fund's total assets. In addition, the Fund will not leverage more of its portfolio if, immediately after such leveraging, total leverage for the Fund exceeds 38% of the Fund's total assets immediately after such leveraging.


The Advisor's Investment Approach

     The Fund combines investments in high yield debt securities with equity securities and convertible debentures of utilities companies. Each of these sectors has its own distinct attributes that the Advisor believes could contribute to the potential for the Fund to achieve its investment objective. There is no guarantee that the Fund will obtain its investment objective. The Fund is managed following a rigorous investment process that emphasizes both quality and value. The research-driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. The Advisor considers both broad economic and issuer specific factors in selecting a portfolio which it believes will achieve the Fund's investment objective. In assessing the appropriate maturity and duration for the Fund's portfolio and the credit quality parameters and weighting objectives for sector and industry of each portion of the Fund's portfolio, the Advisor considers a variety of factors that are expected to influence the economic environment and the dynamics of the equity and debt securities markets. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, monetary policies in the U.S. and overseas and the relative value of the U.S. dollar compared to other currencies. Once the Advisor determines the preferable portfolio characteristics, the Advisor conducts further evaluation to determine capacity and inventory levels in the utility industry. The Advisor considers a number of factors when selecting individual utility company stocks: a history of high dividends and profits; the size of the company's market and market share; competitive or technological advantages that may help it in the future; potential merger activity; and the projected volatility of the company or industry. The stock selection is based on a blended style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Advisor also selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating. In addition, the Advisor employs due diligence and fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. The Advisor uses extensive, proprietary research and broad sector diversification to help manage risk. The Advisor considers both macro- and microeconomic factors -- such as inflation, consumer spending and wages -- that affect the conditions of firms in the Fund's portfolio.

     The Advisor's analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company's leverage versus industry norms and current and anticipated results of operations. While the Advisor considers as one factor in its credit analysis the ratings assigned by the rating services, the Advisor performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund's ability to achieve its investment objective may depend to a greater extent on the Advisor's own credit analysis than investment companies which invest in higher rated securities. The Advisor's analysis also includes quantitative and qualitative research and modeling designed to evaluate the effects of changing interest rate and prepayment scenarios and their effect on the performance of the security and portfolio.

     In making portfolio decisions, the Advisor relies on the knowledge, experience and judgment of its staff who has access to a wide variety of research. Each portfolio management team applies a strict sell discipline to its portion of the Fund's portfolio, which is as important as purchase criteria in determining a portfolio holding's performance. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the Advisor's judgment, it is advantageous to sell such securities.



                                RISK FACTORS


     Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.


     Risks of  Investing  in  Preferred  Shares

     Leverage Risk. The Fund uses financial leverage for investment purposes. Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Fund's portfolio and its investments in reverse repurchase agreements. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus and the Fund's investments in reverse repurchase agreements, the amount of leverage will represent approximately 35% of the Fund's total assets upon the issuance of the Preferred Shares. A portion of the Fund's overall leverage may be comprised of borrowings from banks or other financial institutions.

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility that the value of the assets acquired with such borrowing decreases although the Fund's liability is fixed, the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage, fluctuations in the dividend paid by the Fund and higher expenses. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends to meet asset coverage requirement on the Preferred Shares will be reduced. In addition, to the extent that any forms of leverage utilized by the Fund are senior to the Preferred Shares, payments to holders of Preferred Shares in liquidation or otherwise will be subject to prior payment of obligations relating to such other forms of leverage. The Fund's total leverage immediately following the issuance of the Preferred Shares will not exceed 38% of the Fund's total assets. In addition, the Fund will not leverage more of its portfolio if, immediately after such leveraging, total leverage for the Fund exceeds 38% of the Fund's total assets immediately after such leveraging.


     Because the fee paid to the Advisor will be calculated on the basis of the Fund's Total Assets (which are the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets), the fee will be higher when leverage is utilized, giving the Advisor an incentive to utilize leverage.


     Interest Rate Risk. The Preferred Shares pay dividends based on shorter-term interest rates. The Fund invests a portion of the proceeds from the issuance of the Preferred Shares in intermediate- and longer-term, typically fixed rate bonds. The interest rates on intermediate- and longer-term bonds are typically, although not always, higher than shorter-term interest rates. Both shorter-term and intermediate- to longer-term interest rates may fluctuate. If shorter-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends to be paid to holders of Preferred Shares exceeds the income from the intermediate- and longer-term bonds and other investments purchased by the Fund with the proceeds from the sale of Preferred Shares. Under these circumstances, income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds from the Preferred Shares offering) is available to pay dividends on the Preferred Shares. However, the Fund's ability to pay dividends on the Preferred Shares could be jeopardized to the extent that the income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is not sufficient to pay dividends at the Preferred Shares' dividend rate. Assuming the Fund issues Preferred Shares with a liquidation preference equal to approximately 27% of the Fund's total assets and an annual dividend rate of 2.37% of such liquidation preference (which rate is approximately the rate the Advisor expects the Fund to pay after hedging, based on market rates as of the date of this prospectus), the Fund would need to achieve an annual total return on its total assets (net of expenses) of 0.593% in order to cover dividend payments on the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual dividend rates on the Preferred Shares will vary frequently, and may be significantly higher or lower than the rate identified above. If intermediate- to longer-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. The Fund's decision to issue Preferred Shares is based on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Advisor's ability to predict correctly interest rate and market movements. The Advisor generally expects to utilize leverage when the Fund can borrow at a lower rate than the securities it invests in are likely to return or yield. There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     Auction Risk. The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. As a result, your investment in Preferred Shares may be illiquid. Neither any Broker-Dealer nor the Fund is obligated to purchase Preferred Shares in an auction or otherwise in the event an auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also effect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

     Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 28 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the Fund's auction agent, Deutsche Bank Trust Company Americas, and the Fund or such other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the Preferred Shares. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. No secondary market may develop or exist at any time for Preferred Shares. The Preferred Shares will not be listed on a stock exchange or the Nasdaq stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

     Ratings and Asset Coverage Risk. While it is expected that S&P and Fitch each will assign a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. S&P or Fitch could downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your shares less liquid at an auction or in the secondary market and which may reduce the value of your shares. If S&P or Fitch downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares -Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under "Description of the Preferred Shares--Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage." See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.


     Restrictions on Dividends and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund may redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See "U.S. Federal Income Tax Matters."

General Risks of Investing in the Fund

     Limited Operating History Risk. The Fund is a recently organized closed-end management investment company that commenced operations in April 2004.

     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

     Concentration Risk. An investment in a fund that concentrates its investments in a single sector or industry entails greater risk than an investment in a fund that invests its assets in numerous sectors or industries. A Fund may be vulnerable to any financial, economic, political or other development in its concentration sector or industry that may weaken the sector or industry. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in a number of different sectors or industries.

     Non-Diversification Risk. The Fund will invest primarily in securities of utilities (including telecommunications) companies. An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of assets in a single issuer than may be invested by a diversified fund. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio as compared to a fund which invests in numerous issuers.

     Utility Securities Risk. Investments in utility sectors include the unique risks associated with decreases in the demand for utility company products and services, increased competition resulting from deregulation, and rising energy costs, among others. Such developments also could cause utility companies such as water, gas and electric companies, to reduce the dividends they pay on their stock, potentially decreasing the dividends you receive from the Fund. Telecommunications, similar to technology, is highly dependent on innovation and expansion of existing technologies, such as internet communications and the ability to access the internet through cellular phones, as well as intense pricing competition and industry consolidation. Water, gas and electric companies typically borrow heavily to support continuing operations. Increases in interest rates could increase these companies' borrowing costs, which could adversely impact their financial results and stock price, and ultimately the value of and total return on your Fund shares.

     Investment Style Risk. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different style of investing. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is popular. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is popular.

     Stock Market Risk. Your investment in the Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

     Market Capitalization Risk. The Fund may invest the portion of its assets invested in utilities securities in securities of companies of all market capitalizations. Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups or greater dependence on a few key employees, and a more limited trading market for their stocks as compared to larger capitalization companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns or their value may fluctuate more sharply than other securities.


     Preferred  Stock Risk.  The Fund may purchase  preferred  stock.  Preferred stock,  unlike  common  stock,  has a  stated  dividend  rate  payable  from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Also, the rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. In addition to the foregoing general risks associated with investments in preferred stock, investments in certain types of preferred stock carry additional risks. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. Unlike cumulative preferred securities, dividends on non-cumulative securities do not accrue. Therefore, if a dividend on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend ordinarily will never be paid. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Owners of auction rate preferred stock may not be able to sell their shares when an auction fails.


     Credit Risk. Credit risk refers to an issuer's ability to make payments of principal and interest when they are due. Because the Fund will own securities with low credit quality, it will be subject to a high level of credit risk. The credit quality of such securities is considered speculative by rating agencies with respect to the issuer's ability to pay interest or principal. The prices of lower grade securities are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are the prices of higher grade securities. Securities that have longer maturities or that do not make regular interest payments also fluctuate more in price in response to negative corporate or economic news. Therefore, lower grade securities may experience high default rates, which could mean that the Fund may lose some of its investments in such securities. If this occurs, the Fund's net asset value and ability to make distributions to you would be adversely affected. The effects of this default risk are significantly greater for the holders of lower grade securities because these securities often are unsecured and subordinated to the payment rights of other creditors of the issuer.

     Interest Rate and Other Risks. Fixed income securities, including high yield securities, are subject to certain common risks, including:

     o If interest rates go up, the value of debt securities in the Fund's portfolio generally will decline. This is known as interest rate risk. Although the Fund's investment objective includes limiting the Fund's exposure to interest rate risk, there is no guarantee that the Fund will meet its investment objective;

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk;

     o The Advisor's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect. This is known as management risk; and

     o The Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. This is known as counterparty risk.

     The Fund's use of leverage will increase interest rate risk. See "Risk Factors--Risks of Investment in Preferred Shares."

     High Yield Debt Securities Risk. Investment in high yield securities involves substantial risk of loss. Non-investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and to a deteriorating economic environment.

     o    Greater risk of loss due to default or declining credit quality.

     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments.

     o If a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

     Debt securities rated below investment grade are speculative with respect to the capacity to repay principal in accordance with the terms of such securities. See the Statement of Additional Information for a description of Moody's and S&P's ratings.

     Adverse changes in economic conditions are more likely to cause a high yield issuer to default on principal and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a deeper recessionary phase during 2004 or interest rates rise sharply, the number of defaults by high yield issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower rated debt securities tend to reflect individual developments of the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher rated instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

     As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower rated debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower rated segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher rated segments of the debt securities market, resulting in greater yield and price volatility.

     If the Fund owns high yield securities that are rated CCC or below or if unrated, the equivalent thereof, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. However, the Fund would limit these types of securities to 10% of the portion of the Fund that invests in high yield securities. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment in these securities.

     Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

     Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate.

     Foreign (Non-U.S.) Investment Risk. Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks are more pronounced if the Fund invests significantly in emerging market countries or in one country. For example, political turmoil and economic instability in the countries in which a Fund invests could adversely affect the dividend yield, total return earned on and the value of your investment. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. This may make it harder to get accurate information about a security or company, and increase the likelihood that an investment will not perform as well as expected. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Advisor may not be able to sell the Fund's portfolio securities in amounts and at prices the Advisor considers reasonable. Economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by the Fund. Foreign settlement procedures also may involve additional risks.

     The ability of a foreign sovereign issuer to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.

     Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund ("IMF"), the World Bank and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign countries may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. In addition, if a deterioration occurs in the country's balance of payments, if could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

     Currency Devaluations and Fluctuations Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar-denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund's investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund's assets. These declines will in turn affect the Fund's income and net asset value. The Fund will compute its income on the date of its receipt by the Fund at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date the Fund makes a distribution, the amount available for distribution to the Fund's shareholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of the Fund is denominated declines between the time the Fund accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Fund's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

     Convertible Securities Risk. The Fund may invest up to 35% of its total assets in convertible securities. Convertible fixed income securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

     Corporate Loans Risk. The Fund may acquire interests in loans made by banks or other financial institutions to corporate issuers or participation interests in such loans (up to 10% of the Fund's total assets). By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.

     Corporate loan obligations are frequently secured by security interests in the assets of the borrower and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. Such third party participations are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the corporate loan will be repaid in full. The secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.


     Foreign Currency Transactions Risk. In order to hedge against foreign exchange risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one country to another, the Fund may engage in foreign currency transactions, including the entering into of contracts to purchase or sell foreign currencies at a future date and the purchase and sale of foreign currency futures contracts. Although the Fund primarily uses such contracts to hedge the U.S. dollar value of a security it already owns or anticipates purchasing, the Fund could lose money if it fails to predict accurately the future exchange rate. Successful use of foreign currency transactions depends on the Advisor's ability to predict correctly movements in foreign exchange rates and future exchange rate relationships. For example, the Fund may engage in hedging and cross hedging with respect to foreign currencies to protect itself against a possible decline in the value of another foreign currency in which certain of the Fund's investments are denominated. If the Fund is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such hedge had not been established. There is no assurance that any foreign currency transaction undertaken by the Fund will be successful.


     Derivatives Risk. Even a small investment in derivatives can have a significant impact on the Fund's exposure to interest rates. If changes in a derivative's value do not correspond to changes in the value of the Fund's other investments, the Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

     Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and the world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers, securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Preferred Shares.

     Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund's Preferred Shares or interest payments on Fund borrowings, if any, may increase.

     Tender Offers (Evergreen Enhanced Liquidity Plan) Risk. Under certain circumstances, the Fund intends to make tender offers for up to 5% of the Fund's outstanding common shares at net asset value on a quarterly basis, subject to certain conditions, and for a total of eight consecutive calendar quarters. The Fund will make its first tender offer within the first six to eight months of the Fund's operations if certain conditions are met. The Fund's potential quarterly tender offers for common shares may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times, and in amounts that the Advisor would not otherwise contemplate, or to borrow money, in order to make such tender offers. If the cost of borrowing to fund a tender offer of common shares exceeds the income on retained investments, it could impair the Fund's ability to pay dividends on the Preferred Shares. The Fund's potential quarterly tender offers for common shares will increase ratings and asset coverage risk. See "Risk Factors--Risks of Investment in Preferred Shares."

     Liquidity Risk. The Fund does not intend to purchase illiquid securities, which are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. However, the Fund is not required to sell or dispose of any debt security that becomes illiquid subsequent to its purchase. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Advisor believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities.

     Anti-takeover Provisions Risk. The Fund's Agreement and Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, open-ending the Fund or a merger, liquidation, asset sales and similar transactions. See "Anti-takeover Provisions of the Agreement and Declaration of Trust and By-Laws."


     Other Regulatory Matters Risk. Governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the securities and mutual fund industries, including those relating to market-timing and late trading. The investigations cover advisory companies to mutual funds (including the Advisor), broker-dealers, hedge funds and others. Wachovia Corporation (the Advisor's parent) and/or certain of its subsidiaries (including the Advisor) have received subpoenas and/or other requests for documents and testimony relating to the investigations, are attempting to comply with those requests, and are cooperating with the investigations. Wachovia Corporation and its subsidiaries, including the Advisor, are continuing their own internal review of policies, practices, procedures and personnel, and are taking remedial actions where appropriate. The Board of Trustees of the Fund is actively monitoring the Advisor's internal review of its policies, practices, procedures and personnel as well as any remedial actions taken by the Advisor as a result of such review. Wachovia Corporation also is cooperating with governmental and self-regulatory authorities in matters relating to the brokerage operations of Prudential that were included in Wachovia Corporation's retail brokerage combination with Prudential. Under the terms of the transaction, Wachovia Corporation is indemnified by Prudential for liabilities relating to the conduct of Prudential's businesses prior to July 1, 2003, the closing date of the joint venture transaction between Wachovia Corporation and Prudential.


     Based on information currently available, advice of counsel, available insurance coverage and established reserves, Wachovia Corporation believes that the eventual outcome of the actions against Wachovia Corporation and/or its subsidiaries, including the matters described above, will not, individually or in the aggregate, have a material adverse effect on Wachovia Corporation's consolidated financial position or results of operations or on its subsidiaries, including the Advisor. However, in the event of unexpected future developments, it is possible that the ultimate resolution of those matters, if unfavorable, may be material to Wachovia Corporation's results of operations for any particular period, including for that of the Advisor.



                        MANAGEMENT OF THE FUND


Trustees and Officers

     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees serves as a Trustee of each of the 94 U.S. registered investment portfolios for which the Advisor serves as investment adviser.

Investment Adviser

     Evergreen Investment Management Company, LLC (previously defined as the "Advisor") will act as the Fund's investment adviser. The Advisor has been managing mutual funds and private accounts since 1932 and, with its affiliates, managed over $245 billion in assets as of May 31, 2004. The Advisor is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. The Advisor is a wholly owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation.

     As the Fund's investment adviser, the Advisor provides the Fund with investment research, advice and supervision and furnishes the Fund with an investment program consistent with the Fund's investment objective and policies, subject to the supervision of the Fund's Trustees. The Advisor determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Fund's securities transactions, and reports to the Trustees on the Fund's investments and performance.

Compensation and Expenses

     Under the management contract, the Fund will pay to the Advisor monthly, as compensation for the services rendered and expenses paid by it, an annual fee equal to 0.60% of the Fund's average daily Total Assets. Because the fee paid to the Advisor is determined on the basis of the Fund's Total Assets, the Advisor's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

     The Fund's average daily Total Assets are determined for the purpose of calculating the management fee by taking the average of all the daily determinations of Total Assets during a given calendar month. The fees are payable for each calendar month as soon as practicable after the end of that month.

     Under the terms of its management contract with the Fund, the Advisor pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Fund, with the exception of the following, which are to be paid by the Fund: (a) charges and expenses for bookkeeping; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, and registrar appointed by the Fund;
(d) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) trust fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) compensation of those Trustees of the Fund who are not affiliated with the Advisor or the Fund (as defined under the 1940 Act) other than as Trustees; (j) the cost of preparing and printing share certificates; and (k) the fees and other expenses of listing the Fund's shares on any national stock exchange. In addition, the Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

     The Fund has also entered into an administration agreement with Evergreen Investment Services, Inc. ("EIS"), pursuant to which EIS provides certain administrative and accounting services. The Fund will pay EIS a monthly fee computed at an annual rate of 0.05% of the Fund's average daily Total Assets.



Portfolio Manager

     Day-to-day management of the portion of the Fund's portfolio that is described as the utility and telecommunications portion under "Investment Objective and Principal Investment Strategies - Principal Investment Strategies
- Utility Securities" above is the responsibility of a team of portfolio management professionals from the Advisor's Value Equity team. Together the team managed more than $6.4 billion in assets under management as of May 31, 2004. The team is led by Timothy O'Brien, who has more than 19 years of investment experience. Mr. O'Brien has been with the Advisor since April 2002 and currently serves as a managing director and senior portfolio manager.


     Day-to-day management of the portion of the Fund's portfolio that is described as the U.S. high yield debt securities portion under "Investment Objective and Principal Investment Strategies - Principal Investment Strategies
- U.S. High Yield Debt Securities" is the responsibility of a team of portfolio management professionals from the Advisor's Select High Yield Bond team, which includes specialized industry analysts responsible for various sectors. Among the portfolios the team manages is the open-end Evergreen Select High Yield Bond Fund. The Select High Yield team is led by Richard Cryan, who has more than 25 years of fixed income investment experience. Mr. Cryan has been a senior portfolio manager with the Advisor since 1992. Mr. Cryan is part of the team that manages the closed-end Evergreen Income Advantage Fund and a portion of the closed-end Evergreen Managed Income Fund. Together the team managed more than $4.7 billion in high yield securities as of May 31, 2004.




                            DESCRIPTION OF PREFERRED SHARES


     The following is a brief description of the material terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement (Appendix C to the Statement of Additional Information). This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Statement.

General


     The Fund's Agreement and Declaration of Trust authorizes the issuance of an unlimited number of preferred shares in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of an unlimited number of Series M28 Preferred Shares. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     The Preferred Shares will rank on parity with each other and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Rate Periods

     The following is a general description of dividends and rate periods for the Preferred Shares.

     Rate Periods. The initial rate period for the Preferred Shares is     days.



     Any subsequent rate periods for the Preferred Shares will generally be 28 days. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See "Designation of Special Rate Periods" below.


     Dividend Payment Dates. Dividends on the Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. The Initial Dividend Payment Date (the date on which dividends will be paid for the initial rate period, which starts on the day the Preferred Shares are issued through , 2004) for the Preferred Shares is , 2004. Subsequently, the Dividend Payment Date (the date on which dividends are payable) for the Preferred Shares is every 28 days.


     If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day or as otherwise specified in the Statement. In addition, the Fund may specify a different Dividend Payment Date for any special rate period of more than 28 days, provided that such date shall be set forth in the notice of special rate period communicated to the auction agent and each Broker-Dealer relating to such special rate period.


     If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:


     o the Dividend Payment Date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend using their best reasonable efforts;


     o the affected dividend period will end on the day it otherwise would have ended; and

     o the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.



     Dividends will be paid through the Securities Depository (DTC or any other securities depository selected by the Fund as securities depository that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares) on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members (members or participants in the Securities Depository that will act on behalf of a bidder). These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.



     Calculation of Dividend Payment. The Fund computes the dividends per share payable on the Preferred Shares by multiplying the applicable rate for such shares in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at dividends per share.


     Dividends on the Preferred Shares will accumulate from the date of their original issue, which is , 2004. The initial dividend rate for the Preferred Shares is %.


     For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.



     The maximum applicable rate for any regular rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the Reference Rate or (B) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more.) In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage and applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Fitch and S&P. If Fitch and S&P or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The LIBOR Rate is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the Preferred Shares. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury fixed interest rate securities having substantially the same length to maturity as the applicable dividend period for the Preferred Shares. For a more detailed description, please see the Statement.




                                                Applicable
                                                Percentage
                                                of Reference     Applicable
        Credit Ratings                            Rate            Spread


    S&P               Fitch
    AAA               AAA                         125%            125bps

    AA- to            AA- to                      150%            150bps

    AA+               AA+
    A- to A+          A- to A+                    200%            200bps

    BBB- to           BBB- to
    BBB+              BBB+                        250%            250bps

    BB+ and           BB+ and
    below             below                       300%            300bps





     Assuming the Fund maintains an AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the Maximum Applicable Rate is shown in the table below:



                                       Maximum                Maximum              Method Used to
                                  Applicable Rate      Applicable Rate Using       Determine the
                                     Using the         the Applicable Spread    Maximum Applicable
                                     Applicable                                        Rate
          Reference Rate             Percentage


                  1%                   1.25%                  2.25%                    Spread


                  2%                   2.50%                  3.25%                    Spread


                  3%                   3.75%                  4.25%                    Spread


                  4%                   5.00%                  5.25%                    Spread


                  5%                   6.25%                  6.25%                    Either


                  6%                   7.50%                  7.25%                 Percentage





     Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction but will result in a late charge being paid by the Fund to the auction agent for the benefit of holders of the Preferred Shares. The Fund does not intend to establish any reserves for the payment of dividends.



     Restrictions on Dividends and Other Distributions. While any of the Preferred Shares are outstanding, the Fund, except as provided below, may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Fund may not call for redemption or redeem any of its common shares unless the following conditions are met:

          o immediately after such transaction, the discounted value of the Fund's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the value of the Fund's portfolio would be equal to or greater than the 1940 Act Preferred Shares Asset Coverage (see "Rating Agency Guidelines and Asset Coverage" below);

          o full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

          o the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

     The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.


     Designation of Special Rate Periods. The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (request for special dividend period) to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding rate period for the Preferred Shares be a number of days specified in such notice. The requested special rate period will not be effective unless sufficient clearing bids for shares of such series were made in the auction immediately preceding such special rate period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund must also have received written confirmation from S&P and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such rating agency's then-current rating on the Preferred Shares, and the lead Broker-Dealer designated by the Fund, initially Citigroup Global Markets Inc., must not have objected to declaration of a special rate period. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice for special rate period also will specify whether the Preferred Shares will be subject to optional redemption during such special rate period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.


Redemption


     Mandatory Redemption. The Fund is required to maintain (a) a discounted value of eligible portfolio securities greater than or equal to the Preferred Shares Basic Maintenance Amount and (b) asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares (1940 Act Preferred Shares Asset Coverage). Eligible portfolio securities for purposes of the Preferred Shares Basic Maintenance Amount will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Fund must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the Board of Trustees specifies out of legally available funds, in accordance with the Agreement and Declaration of Trust, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares. The mandatory redemption or retirement will be limited to the number of Preferred Shares necessary, after giving effect to such redemption, in order that the discounted value of the Fund's portfolio equals or exceeds the Preferred Shares Basic Maintenance Amount, as applicable, and the value of the Fund's portfolio equals or exceeds the 1940 Act Preferred Shares Asset Coverage. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.


     Optional Redemption. To the extent permitted under the 1940 Act and Delaware law, the Fund at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount. Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on outstanding preferred shares, including all outstanding Preferred Shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.



Liquidation

     If the Fund is liquidated, the holders of any outstanding Preferred Shares will receive the liquidation preference on such Preferred Shares, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Fund available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

     For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

          - the sale of all or substantially all the property or business of the Fund;

          - the merger or consolidation of the Fund into or with any other business trust or corporation; or

          - the merger or consolidation of any other business trust or corporation into or with the Fund.

     In addition, none of the foregoing would result in the Fund being required to redeem any Preferred Shares if after such transaction the Fund continued to comply with the rating agency guidelines and asset coverage ratios.

Rating Agency Guidelines and Asset Coverage


     The Fund is required under guidelines of S&P and Fitch to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. S&P and Fitch have each established separate guidelines for calculating discounted value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of discounted value. The S&P and Fitch guidelines also impose certain diversification requirements on the Fund's portfolio. The S&P and Fitch guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount is the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding, together with the aggregate liquidation preference on any other series of preferred shares, and (b) certain accrued and projected dividend and other payment obligations of the Fund.

     The Fund is also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. The Fund's 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of May 31, 2004, the 1940 Act Preferred Shares Asset Coverage with respect to all of the Fund's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $ 988,136 would have been computed as follows:


     Value of Fund assets less liabilities
         not constituting senior securities

         __________________________         =        $296,185,370
         Senior securities representing               _____________= 370%

         indebtedness plus liquidation value          $80,000,000
                                                       ==========
         of the preferred shares

     In the event the Fund does not timely cure a failure to maintain (a) a discounted value of its portfolio at least equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Redemption-Mandatory Redemption" above.

     The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by S&P or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings assigned to the Preferred Shares or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event such rating agency is no longer rating the Preferred Shares or the Fund receives written confirmation from S&P or Fitch, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

     As described by S&P and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to S&P and Fitch by the Fund and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

     The rating agencies do not impose any restrictions on the Fund's investment strategies. However, certain types of securities in which the Fund may otherwise invest consistent with its investment strategies are not eligible for inclusion in the weekly calculation of the discounted value of the Fund's portfolio required by the rating agencies. Although the Fund reserves the right to invest in such securities, they have not and it is anticipated they will not constitute a significant portion of the Fund's portfolio.

     The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Fund will pay certain fees to S&P and Fitch for rating the Preferred Shares.




Voting Rights

     Except as otherwise described in this prospectus or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

     Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees. The remaining Trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including the Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including the Preferred Shares, is that the number of Trustees constituting the Board will be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, as described above, would constitute a majority of the Board. The holders of preferred shares, including the Preferred Shares, will be entitled to elect that smallest number of additional Trustees at a special meeting of shareholders held as soon as possible thereafter and at all subsequent meetings at which Trustees are to be elected. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including the Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional Trustees elected by the holders of preferred shares, including the Preferred Shares, will automatically terminate.

     As long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting together as a separate class):


               (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional shares of Preferred Shares or any other preferred shares, unless, in the case of preferred shares on a parity with the Preferred Shares, the Fund obtains written confirmation from S&P (if S&P is then rating preferred === === shares), Fitch (if Fitch is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to Preferred Shares and the Fund continues to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

               (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers,
                    (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if S&P or === Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount requirement;


               (c) authorize the Fund's conversion from a closed-end to an open-end investment company; or

               (d) amend the provisions of the Agreement and Declaration of Trust, which provide for the classification of the Board of Trustees of the Fund into three classes, each with a term of office of three years with only one class of Trustees standing for election in any year.

     So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     To the extent permitted under the 1940 Act, the Fund will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, or the Statement, the affirmative vote of the holders of "a majority of the outstanding Preferred Shares" (as defined in the Statement), voting together as a single class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any other action (other than (c) and (d) above) requiring a vote of security holders under Section 13(a) of the 1940 Act. However, to the extent permitted by the Agreement and Declaration of Trust, or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Agreement and Declaration of Trust.

     The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.




                             THE AUCTION


General

     Except as otherwise described in this prospectus, the Statement provides that the applicable rate for the Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement, the material terms of which are summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

     Auction Agency Agreement. The Fund will enter into an auction agency agreement with the auction agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the Preferred Shares, so long as the applicable rate for such Preferred Shares is to be based on the results of an auction.

     The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after delivery of said notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to removal, the Fund has entered into a replacement agreement with a successor auction agent.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

     The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in an auction.


     The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement. Notwithstanding the foregoing, either the auction agent or Citigroup Global Markets Inc. may terminate the broker-dealer agreement to which they are both parties only upon 60 days' written notice to the other party and to the Fund.


Auction Procedures

     Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of the Preferred Shares may submit the following types of orders with respect to shares of the Preferred Shares to that Broker-Dealer:

               1. Hold Order-indicating its desire to hold the Preferred Shares without regard to the applicable rate for the next dividend period.

               2. Bid-indicating its desire to sell the Preferred Shares at $25,000 per share if the applicable rate for the next dividend period is less than the rate or spread specified in the bid.

               3. Sell Order-indicating its desire to sell the Preferred Shares at $25,000 per share without regard to the applicable rate for the next dividend period.

     A beneficial owner may submit different types of orders to its Broker-Dealer with respect to different shares of Preferred Shares then held by the beneficial owner. A beneficial owner that submits its bid with respect to the Preferred Shares to its Broker-Dealer having a rate higher than the maximum applicable rate for the Preferred Shares on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer with respect to the Preferred Shares will ordinarily be deemed to have submitted a hold order with respect to the Preferred Shares to its Broker-Dealer. However, if a beneficial owner fails to submit an order with respect to the Preferred Shares to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase the Preferred Shares or that is a beneficial owner of the Preferred Shares that wishes to purchase additional Preferred Shares. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase the Preferred Shares at $25,000 per share if the applicable rate for the Preferred Shares for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of the Preferred Shares specifying a rate higher than the maximum rate for the Preferred Shares on the auction date will not be accepted.


     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of the Preferred Shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of the Preferred Shares subject to orders submitted to them by potential holders. However, neither the Fund, the Advisor nor the auction agent will be responsible for or have any liability with respect to a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.


     There are sufficient clearing bids for the Preferred Shares in an auction if the number of Preferred Shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to or exceeds the sum of the number of Preferred Shares subject to sell orders and the number of Preferred Shares subject to bids specifying rates or spreads higher than the maximum applicable rate submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of the Preferred Shares. If there are sufficient clearing bids for the Preferred Shares, the applicable rate for the Preferred Shares for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the Preferred Shares available for purchase in the auction.

     If there are not sufficient clearing bids for the Preferred Shares, the applicable rate for the next dividend period will be the maximum rate on the auction date. However, if the Fund has declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and the applicable rate for the next rate period will be the maximum rate. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all the Preferred Shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the Reference Rate.

     The auction procedures include a pro rata allocation of the Preferred Shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of Preferred Shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through the DTC. Purchasers will make payment through their Agent Members in same day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same day funds.

     The auctions for the Preferred Shares will normally be held every 28 days (normally every Monday), and each subsequent dividend period will normally begin on the following business day (normally the following Tuesday).

     If an Auction Date (the business day next preceding the first day of a dividend period) is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the Auction Procedures (the procedures for conducting auctions set forth in the Statement) for any such reason, then the Applicable Rate (the rate per annum at which cash dividends are payable on the Preferred Shares for any dividend period) for the next dividend period will be the Applicable Rate determined on the previous Auction Date. However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined by auction on the first business day following such Auction Date.


     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A ........................        Owns 500 shares, wants to sell all    Bid order of 4.1% rate for
                                                 500 shares if auction rate is less    all 500 shares
                                                 than 4.1%
Current Holder B.........................        Owns 300 shares, wants to hold        Hold order-will take the
                                                                                       auction rate
Current Holder C.........................        Owns 200 shares, wants to sell all    Bid order of 3.9% rate for
                                                 200 shares if auction rate is less    all 200 shares
                                                 than 3.9%
Potential Holder D.......................        Wants to buy 200 shares               Places order to buy at or
                                                                                       above 4.0%
Potential Holder E.......................        Wants to buy 300 shares               Places order to buy at or
                                                                                       above 3.9%
Potential Holder F.......................        Wants to buy 200 shares               Places order to buy at or
                                                                                       above 4.1%


     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfers of Preferred Shares

     The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the Nasdaq stock market.

     Investors who purchase Preferred Shares in an auction (particularly if the Fund has declared a special rate period) should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

                    o    pursuant  to a bid or sell  order  placed  with the
                         auction   agent  in   accordance   with   the   auction
                         procedures;

                    o    to a Broker-Dealer; or

                    o to such other persons as may be permitted by the Fund; provided, however, that a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the auction agent of such transfer.







                         U.S. FEDERAL INCOME TAX MATTERS


     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Preferred Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.


     The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which the following discussion assumes, the Fund must satisfy certain tests regarding the nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income and net tax-exempt interest. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, and all distributions out of its current or accumulated earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary dividend income.

     Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends or dividends attributable to qualified dividend income of the Fund, as described below) and if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends received deduction. The Fund's belief relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity (and following a discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.


     In general, dividends from investment company taxable income are taxable as ordinary income, and designated dividends from net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. For taxable years beginning on or before December 31, 2008, however, dividends that are designated by the Fund as derived from qualified dividend income will be taxable to individuals at a maximum federal income tax rate of 15%, provided holding period and other requirements are satisfied. A distribution of an amount in excess of the Fund's current or accumulated earnings and profits will be treated by a shareholder as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

     The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (including ordinary income and capital gains). A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions made to the common shareholders and the preferred shareholders of particular types of income in accordance with each such class's proportionate shares of such income.


     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and
(iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid. The Fund intends to seek an exemptive order from the Commission that would allow it to distribute capital gains in any one taxable year as often as necessary to comply with applicable IRS revenue rulings.

     Sales and other dispositions of Preferred Shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of Preferred Shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Preferred Shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event a shareholder acquires other shares in the Fund within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of the original shares.


     Federal law requires that the Fund withhold (as "backup withholding") tax at a current rate of 28% on reportable payments, including dividends and capital gain distributions paid to certain shareholders who have not complied with IRS regulations. Corporations are generally exempt from backup withholding. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they generally affect the taxation of the Fund and its shareholders. As noted above, these provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus.
Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes.

                              NET ASSET VALUE


     The Fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). For purposes of determining the net asset value of a common share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares is divided by the total number of common shares outstanding at such time. Expenses, including the fees payable to the Advisor, are accrued daily. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in equity and debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

     The Fund generally values its portfolio securities using closing market prices or readily available market quotations. The Fund may use a pricing service or a pricing matrix to value some of its assets. When closing market prices or market quotations are not available or are considered by the Advisor to be unreliable, the Fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Fund's Trustees. The Fund also may use the fair value of a security, including a non-U.S. security, when the Advisor determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

     Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of estimating market value. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Repurchase agreements are valued at cost plus accrued interest.



                             DESCRIPTION OF SHARES


     The Fund is authorized to issue an unlimited number of common shares, without par value. The Fund is also authorized to issue preferred shares, including the Preferred Shares being offered by this prospectus. The Board of Trustees is authorized to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement of Declaration of Trust and by-laws to reflect the terms of any such class or series, including any class of preferred shares. The Fund is also authorized to issue other securities, including debt securities.

Common Shares

     Common shares are fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

     So long as any shares of the Fund's preferred shares, including the Preferred Shares, are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

     The Fund will send unaudited reports at least semiannually and audited annual financial statements to all of its shareholders.



Tender Offers (Evergreen Enhanced Liquidity Plan)

     The market price per common share may be greater or less than net asset value per common share. Common shares of closed-end investment companies, in some cases trade at a premium, but frequently trade at a discount from net asset value. This characteristic of common shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The Board of Trustees has determined that it would be in the best interests of shareholders of the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Board of Trustees has determined that quarterly tender offers may help reduce any market discount that may develop.

     Accordingly, the Board of Trustees has committed to make tender offers for the Fund's common shares under certain circumstances and subject to certain conditions. Beginning six to eight months after the Fund's commencement of operations (for a total of eight consecutive calendar quarters), in the event that the common shares trade at a discount to net asset value of greater than 5% for fifteen of twenty days during a specific measurement period (initially the twenty-first through fortieth trading days of a quarter) (the "measurement period"), the Fund, under normal circumstances, will make offers to purchase up to 5% of its outstanding common shares at their net asset value from all beneficial shareholders. The Fund will not undertake a tender offer if the Fund's common shares are not trading at a discount. The Fund will make its first tender offer within the first six to eight months of the commencement of the Fund's operations and for the following seven quarters after such initial tender offer if the discount exists during the measurement period for the number of days specified above. The Board of Trustees reserves the right to modify the conditions described in this paragraph in light of experience. In addition, the Board of Trustees may consider from time to time open market repurchases of the Fund's outstanding common shares.

     Under certain circumstances described below, the Board of Trustees may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. Although the Board of Trustees generally believes that tender offers are in the best interests of shareholders, the acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio.

     The Fund will purchase all outstanding common shares tendered in accordance with the terms of the offer unless the Board of Trustees determined to accept none of them (based upon the circumstances set forth below). If more common shares are tendered for repurchase than the Fund has offered to repurchase, common shares will be repurchased on a pro-rata basis. If authorized by the Commission, the Fund may make as a condition of each tender offer that no one shareholder may receive more than 10% of the amount purchased by the Fund in the tender offer. There can be no assurance that the Commission will approve this condition. Thus, shareholders may be unable to liquidate all or a given percentage of their common shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of common shares. Shareholders may withdraw tendered common shares at any time prior to the tender offer deadline.

     Tender offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales of common shares may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. See "Risk Factors--Tender Offers (Evergreen Enhanced Liquidity Plan)."

     If the Fund's common shares are purchased pursuant to a tender offer, such purchases could reduce significantly the asset coverage of any borrowing or outstanding senior securities, including the Preferred Shares. The Fund may not purchase common shares to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities (including the Preferred Shares) being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all common shares tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities (including the Preferred Shares) to maintain the required asset coverage. In addition, the amount of common shares for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

     Although the Board of Trustees has committed to conduct quarterly tender offers beginning in the Fund's first six to eight months of operations if the conditions described above are met, it is the policy of the Board of Trustees (which may be changed by the Board), not to cause the Fund to purchase shares pursuant to a tender offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Federal tax laws; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase tendered common shares; (3) such action would result in the Fund failing to satisfy the American Stock Exchange's minimum listing requirements; or (4) there is, in the judgment of the Board of Trustees, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition that would have a material adverse effect on the Fund or its shareholders if tendered common shares were purchased. Thus, there can be no assurance that the Board of Trustees will proceed with any tender offer. The Board of Trustees may modify these conditions in light of circumstances existing at the time.

     Any tender offer will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain information prescribed by such laws and the rules thereunder. The Fund will pay all costs and expenses associated with the making of any tender offer.



         ANTI-TAKEOVER PROVISIONS OF THE AGREEMENT AND DECLARATION OF
                                TRUST AND BY-LAWS


     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Board of Trustees is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

     A Trustee may be removed from office with or without cause by a majority of Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

     In addition, the Agreement and Declaration of Trust requires the favorable vote of the holders of at least 75% of the Fund's shares to approve, adopt or authorize the following:

                    o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

                    o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

                    o    a liquidation or dissolution of the Fund

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares is required. Following any issuance of preferred shares by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred shares then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the Fund's outstanding shares (including any preferred shares) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-laws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the American Stock Exchange.

     Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions, such as those relating to the borrowing of money.

     In addition, the Agreement and Declaration of Trust requires the favorable vote of a majority of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 75% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

                    o    the  merger  or   consolidation  of  the  Fund  or  any
                         subsidiary of the Fund with or into any Principal Shareholder;

                    o the issuance of any securities of the Fund to any Principal Shareholder for cash;

                    o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal
                         Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; or

                    o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

     The Agreement and Declaration of Trust and By-laws provide that the Board of Trustees has the power, to the extent the By-laws do not reserve the right to the shareholders, to make, alter or repeal any of the By-laws, subject to the requirements of applicable law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

     The Fund's By-laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of shareholders, the notice must be given no later than the tenth calendar day following public disclosure as specified in the by-laws of the date of the meeting. Any notice by a shareholder must be accompanied by certain information as provided in the By-laws.



                               UNDERWRITING



     Citigroup Global Markets Inc. is acting as representative of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

                                                       Number of
                                                    Preferred Shares,
Underwriter                                           Series M28


Citigroup Global Markets Inc.........................
Wachovia Capital Markets, LLC........................
Merrill Lynch, Pierce, Fenner & Smith  Incorporated..
UBS Securities LLC..................................



                                                   -------------------
                                                   -------------------
               Total.......................
                                                   -------------------


     The underwriting agreement provides that the obligations of the Underwriters to purchase the Preferred Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.

     The Underwriters propose to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not to exceed $ per Preferred Share. The sales load the Fund will pay of $ per Preferred Share is equal to % of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $ per Preferred Share on sales to certain other dealers. If all of the Preferred Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Preferred Shares purchased on or before , 2004.

     The Fund has agreed that, for a period of 180 days from the date of this prospectus, it will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, any senior securities (as defined in the 1940 Act) of the Fund other than the Preferred Shares, or any securities convertible into, or exercisable, or exchangeable for senior securities other than the Preferred Shares, provided however, that the Fund may issue and sell common shares pursuant to any dividend reinvestment plan of the Fund and the Fund may issue common shares issuable upon the conversion of securities or the exercise of warrants outstanding on , 2004.

     The Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in this offering.

     The Fund anticipates that from time to time the underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for the Fund, subject to applicable law.

     A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters.

     The Fund anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     Certain underwriters have performed investment banking and advisory services for the Advisor and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for Advisor in the ordinary course of business.

     In conjunction with the Fund's common shares offering, the Advisor (and not the Fund) has agreed to pay certain underwriters a fee for, among other items, the provision of services related to the sale and distribution of the common shares and after-market support services. Additionally, the Advisor will pay to Citigroup Global Markets Inc. from its own resources a structuring fee for advice relating to the structure and design of the Fund and organization of the Fund as well as services related to the sale and distribution of the Fund's common shares. In addition, the Fund has agreed to reimburse certain of the underwriter expenses in connection with the common shares offering. The sum of the structuring fee paid to Citigroup Global Markets Inc., the fees paid to certain other underwriters, the amounts paid by the Fund to reimburse certain underwriter and other expenses and the sales load to be paid by the Fund will not exceed 9.00% of the total price to the public of the common shares offered by the Fund.

     The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any Underwriter to the Fund or the Advisor, by notice to the Fund or the Advisor if, prior to the delivery of and payment for the Preferred Shares, (i) trading in the common shares shall have been suspended by the Commission or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on such exchange, (ii) a banking moratorium shall have been declared by either federal or New York state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the representatives' sole judgment, impracticable or inadvisable to proceed with the offering or delivery of the Preferred Shares as contemplated by this prospectus.

     The Fund and the Advisor have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

     The principal business address of Citigroup is 388 Greenwich Street, New York, New York 10013.




            CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND
                                   REGISTRAR


     The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111. Deutsche Bank Trust Company Americas is the auction agent, transfer agent, dividend paying agent, redemption agent and registrar for the Preferred Shares. Deutsche Bank Trust Company Americas' address is 60 Wall Street, New York, New York 10005. EquiServe Trust Company, N.A. is the transfer agent, registrar, shareholder servicing agent and dividend disbursing agent for the Fund's common shares. EquiServe Trust Company, N.A.'s address is P .O. Box 43010, Providence, Rhode Island 02940-3010.

                             VALIDITY OF SHARES



     Certain legal matters in connection with the shares offered hereby are passed on for the Fund by Sullivan & Worcester LLP, Washington, D.C. Certain matters have been passed upon for the underwriters by Simpson Thacher & Bartlett LLP. Sullivan & Worcester LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A.

     TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


     Fund History...............................................................................3

     Use of Proceeds............................................................................3

     Investment Objective and Policies..........................................................3

     Investment Restrictions...................................................................20

     Management of the Fund....................................................................23

     The Advisor, Administrator and Transfer Agent.............................................31

     Portfolio Transactions....................................................................34

     Tender Offers for Common Shares...........................................................36


     Additional Information Concerning the Auctions for Preferred Shares.......................38



     Rating Agency Guidelines..................................................................40


     U.S. Federal Income Tax Matters...........................................................61



     Performance-Related and Other Information.................................................68

     Experts...................................................................................72

     Additional Information....................................................................72

     Financial Statements......................................................................73

     Appendix A--Description of Ratings........................................................A-1

     Appendix B--Proxy Voting Policies and Procedures..........................................B-1

     Appendix C--Statement of Preferences of Auction Preferred Shares..........................C-1

     Appendix D--Settlement Procedures.........................................................D-1


         =====================================================================








                                $80,000,000




                         [EVERGREEN INVESTMENTS LOGO]



                   Evergreen Utilities and High Income Fund


                  Auction Preferred Shares ("Preferred Shares")



                           3,200 Shares, Series M28



                    Liquidation Preference $25,000 Per Share


                                -----------
                                PROSPECTUS
                                     , 2004
                                -----------



                                 Citigroup

                             Wachovia Securities

                             Merrill Lynch & Co.

                             UBS Investment Bank










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                    EVERGREEN UTILITIES AND HIGH INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


     Evergreen Utilities and High Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The auction preferred shares ("Preferred Shares") are a series of preferred shares of the Fund. This Statement of Additional Information relating to the Fund's Series M28 Preferred Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated , 2004. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-730-6001.


     The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission's office at no charge or inspected on the Commission's website at http://www.sec.gov.


     Capitalized terms used but not defined in this Statement of Additional Information shall have the meanings given to such terms in the prospectus.





         TABLE OF CONTENTS

         Fund History.........................................................3

         Use of Proceeds......................................................3

         Investment Objective and Policies....................................3

         Investment Restrictions.............................................20

         Management of the Fund..............................................23

         The Advisor, Administrator and Transfer Agent.......................31

         Portfolio Transactions..............................................34

         Tender Offers for Common Shares.....................................36


         Additional Information Concerning the Auctions for Preferred
                Shares.......................................................38
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         Rating Agency Guidelines............................................40


         U.S. Federal Income Tax Matters.....................................61
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         Performance-Related and Other Information...........................68
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         Experts.............................................................72
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         Additional Information..............................................72
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         Financial Statements................................................73
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         Appendix A--Description of Ratings..................................A-1

         Appendix B--Proxy Voting Policy and Procedures......................B-1

         Appendix C--Statement of Preferences of Auction Preferred Shares....C-1

         Appendix D--Settlement Procedures...................................D-1


This Statement of Additional Information is dated          , 2004.



SUBJECT TO COMPLETION, DATED JUNE 16, 2004.
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                                  FUND HISTORY

     The Fund is a non-diversified, closed-end management investment company organized as a statutory trust under the laws of Delaware on February 4, 2004 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Much of the information contained in this Statement of Additional Information expands on subjects discussed in the prospectus.



                                 USE OF PROCEEDS

     The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated in the prospectus as soon as practicable after the closing of this offering. However, investments that, in the judgment of the Advisor, are appropriate investments for the Fund may not be immediately available. Therefore, the Fund expects that there will be an initial investment period of up to two months following the completion of the Preferred Shares offering before it is invested in accordance with its investment objective and policies. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high grade, short-term money market instruments.



                        INVESTMENT OBJECTIVE AND POLICIES

     The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Capitalized terms have the meaning defined in the prospectus unless otherwise defined herein.

     Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing or the asset coverage requirements of the 1940 Act for senior securities). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

         Primary Investments

     Under normal market conditions, the Fund will invest at least 80% of its net assets (defined as net assets plus the amount of any borrowing for investment purposes) in securities of utilities companies (water, gas, electric and telecommunications companies) and in U.S. dollar-denominated non-investment grade debt securities. The Fund allocates its assets between two separate investment strategies. Under normal market conditions, the Fund allocates approximately 70% of its total assets to an investment strategy that focuses on common, preferred and convertible preferred stocks and convertible debentures of utility companies (water, gas, electric and telecommunications companies), and approximately 30% of its total assets to an investment strategy that focuses on U.S. dollar-denominated non-investment grade bonds, debentures, and other income obligations. The Fund's investment adviser reserves the discretion based upon market conditions to reallocate the proportions of total assets invested in each investment strategy. Shareholders will be provided with at least 60-days prior written notice of any changes in the 80% investment policy. The utilities portion of the Fund may invest up to 5% of its assets in the securities of oil companies such as oil pipeline companies.

Securities

     EURODOLLAR INSTRUMENTS AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

     INVESTMENTS IN DEPOSITARY RECEIPTS. The Fund may hold securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

     ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. The Fund does not count investments in ADRs towards the Fund's 25% limit in foreign securities. However, it does limit its overall investment in ADRs to 10%. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent. Investments in EDRs and GDRs will be subject to the Fund's 25% limit in foreign securities.

     For purposes of the Fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

     CORPORATE LOANS AND PARTICIPATIONS. The Fund may invest directly or through a private investment fund in corporate loans or participations in corporate loans (collectively, "corporate loans"). The Fund may invest up to 10% of its total assets in corporate loans. Corporate loans are generally subject to liquidity risks because they are traded in an over-the-counter market.

     Corporate loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, corporate loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders.

     Although the Fund may invest in corporate loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the corporate loan, the value of the collateral may decline below the principal amount of the corporate loan subsequent to the Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by the Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

     Corporate loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on corporate loans held by the Fund, the Fund could experience a reduction in its income, would experience a decline in the market value of the particular corporate loan so affected, and may experience a decline in the net asset value of its shares or the amount of its dividends. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that the Fund's investment is in a corporate loan acquired from another lender, the Fund may be subject to certain credit risks with respect to that lender.

     The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio corporate loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors.

     In the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, the Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan, if any. Among the credit risks involved in such a proceeding are the avoidance of the corporate loan as a fraudulent conveyance, the restructuring of the payment obligations under the corporate loan (including, without limitation, the reduction of the principal amount, the extension of the maturity, and the reduction of the interest rate thereof), the avoidance of the pledge of collateral securing the corporate loan as a fraudulent conveyance or preferential transfer, the discharge of the obligation to repay that portion of the corporate loan that exceeds the value of the collateral, and the subordination of the Fund's rights to the rights of other creditors of the borrower under applicable law. Similar delays or limitations of the Fund's ability to collect the principal of and interest on the corporate loan and with respect to its ability to realize the benefits of the collateral securing the corporate loan may arise in the event of the bankruptcy, receivership, or other insolvency proceeding of an original lender or an agent.

     The Advisor anticipates that investment decisions on corporate loans will be based largely on the credit analysis performed by the Advisor's investment personnel and not on analysis prepared by rating agencies or other independent parties, and such analysis may be difficult to perform for many borrowers and issuers. The Advisor may also utilize information prepared and supplied by the agent or other lenders. Information about interests in corporate loans generally will not be in the public domain, and interests are often not currently rated by any nationally recognized rating service. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, borrowers are required to provide financial information to lenders, including the Fund, and information may be available from other corporate loan participants or agents that originate or administer corporate loans. There can be no assurance that the Advisor's analysis will disclose factors that may impair the value of a corporate loan. A serious deterioration in the credit quality of a borrower could cause a permanent decrease in the Fund's net asset value.

     There is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments, except that, with respect to the portion of the Fund's assets that are invested in high yield securities, the Fund may not purchase securities with a rating of CCC or below. However, the Fund may hold such securities as a result of a downgrade in ratings subsequent to their purchase, although no more than 10% of that portion of the Fund's assets may be invested in securities that are unrated or rated CCC. Although a corporate loan often is not rated by any rating agency at the time the Fund purchases the corporate loan, rating agencies have become more active in rating an increasing number of corporate loans and at any given time a substantial portion of the corporate loans in the Fund's portfolio may be rated. Although the Advisor may consider such ratings when evaluating a corporate loan, it does not view such ratings as a determinative factor in its investment decisions. The lack of a rating may not necessarily imply that a corporate loan is of lesser investment quality. The Fund may invest its assets in corporate loans rated below investment grade or that are unrated but of comparable quality.

     While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of corporate loans in which the Fund may invest would adjust with a specified interest rate. Thus the risk that changes in interest rates would affect the market value of such corporate loans is significantly decreased, but is not eliminated.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The Fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The Fund's obligations with respect to when-issued and delayed delivery transactions will be fully collateralized by segregating liquid assets with a value equal to the Fund's obligations. See "Asset Segregation."

     PREFERRED SHARES. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income investments.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, subject to receiving no-action assurance from the Commission, the Fund may invest cash balances in shares of other money market funds advised by the Fund's Advisor or its affiliates in amounts up to 25% of the Fund's total assets.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     MONEY MARKET INSTRUMENTS. Money market instruments are high-quality instruments that present minimal credit risk. They may include U.S. government obligations, commercial paper and other short-term corporate obligations, and certificates of deposit, bankers' acceptances, bank deposits, and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     PAYMENT-IN-KIND SECURITIES. The Fund may invest in payment-in-kind (PIK) securities. PIK securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations, for a specified period of time. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

     The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

     PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Some PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

     An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zero coupon bonds since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

     Generally, PIK bonds trade without accrued interest. Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is usually the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

     Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

     Regardless of whether PIK securities are senior or deeply subordinated, issuers are generally highly motivated to retire them because they are usually their most costly form of capital.

Derivatives

         INTEREST RATE TRANSACTIONS

     Interest Rate Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

     In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

     The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, non-U.S. currencies and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the
CFTC) or on non-U.S. exchanges.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on a non-U.S. currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

     Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or non-U.S. currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in a non-U.S. currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

     As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the Fund uses derivatives for non-hedging purposes, no more than 3% of the Fund's total assets will be committed to initial margin for derivatives for such purposes. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes.

     Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     Options on Securities and Securities Indices. The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

     Writing Call and Put Options on Securities. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

     Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

     Writing Call and Put Options on Securities Indices. The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

     The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

     Purchasing Call and Put Options. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

     Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     The Fund may purchase and sell both options that are traded on U.S. and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Advisor's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

     In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

         FOREIGN CURRENCY TRANSACTIONS.

     Foreign Currency Exchange Transactions. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Advisor may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, the Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

     If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

     For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

     The Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Fund intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

     The  precise  matching  of  the  amounts  of  foreign   currency   exchange
transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Hedging transactions involve costs and may result in losses. The Fund may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. The Fund's ability to engage in hedging and related option transactions may be limited by tax considerations.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques seek to minimize the risk of loss due to a decline in the value of the hedged currency, they seek to limit any potential gain which might result from the increase in the value of such currency.

     Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     The Advisor anticipates that forward contracts will be used primarily by the Advisor to adjust the foreign exchange exposure of the Fund to protect against uncertainty in the level of future foreign exchange rates, and the Fund might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Advisor desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's holdings denominated in the currency sold.

     Direct Hedge. If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Advisor thinks that the Fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, the Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in value of the bond.

     Proxy Hedge. The Advisor might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. The Advisor anticipates that foreign currency options will be purchased or written only when it believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Asset Segregation

     The 1940 Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Advisor will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value necessary to satisfy requirements under the 1940 Act, additional liquid assets will be segregated.

Downgrades in Fixed Income Debt Securities

     The Advisor does not intend to purchase illiquid or restricted securities (securities that the Fund cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale) or distressed securities (securities which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest). However, the Fund is not required to sell or dispose of any debt security that falls into either category subsequent to its purchase.

     If a security held by the Fund subsequently is categorized as illiquid or restricted, the Fund may be unable to quickly resell the security quickly or may be able to sell it only at a price below current market value or could have difficulty valuing this holding precisely. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income may be diminished. Such securities are also subject to uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed securities will be satisfied.

The Advisor's Investment Process

     The Fund combines investments in high yield debt securities with common, preferred and convertible preferred stocks and convertible debentures of utilities companies. Each of these sectors has its own distinct attributes that the Advisor believes could contribute to the potential for the Fund to achieve its investment objective. There is no guarantee that the Fund will obtain its investment objective.

     As discussed in the prospectus, the Fund is managed following a rigorous investment process that emphasizes both quality and value. Each portion of the Fund's assets is managed by its respective portfolio management team, whose investment strategies are summarized as follows.

     U.S. High Yield Debt Securities. The high yield team emphasizes quality companies with stable or improving financial situations. Extensive, proprietary research helps manage risk, as does broad sector diversification. The team considers both macro- and microeconomic factors - such as inflation, consumer spending and wages - that affect the conditions of firms in the portfolio.

     Utilities Securities. The value equity team considers a number of factors when selecting utility company stocks, which include among others: a history of high dividends and profits; the size of the company's market and market share; competitive or technological advantages that may help it in the future; potential merger activity; and the projected volatility of the company or industry. The team's stock selection is based on a blended style of equity management that allows it to invest in both value- and growth-oriented equity securities.

Proxy Voting Policy and Procedures

     The Fund has adopted Proxy Voting Policies and Procedures which the Advisor uses to determine how to vote proxies relating to the Fund's portfolio securities. A copy of the Fund's Proxy Voting Policy and Procedures are attached as Appendix B to this Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of "a majority of the Fund's outstanding shares", as defined in the 1940 Act. After the Fund has issued a class of preferred shares, including the Preferred Shares, the investment restrictions cannot be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class. Where necessary, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.


1.       Non-Diversification

         The Fund is a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversification Policy:

     A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer. However, in order to qualify as a regulated investment company for tax purposes, the Fund may have no more that 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer. In addition, with respect to 50% of its total assets, the Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

2.       Concentration

     The Fund will concentrate its investments (invests 25% or more of its assets) in the securities of issuers engaged in the utility (water, gas, electric and telecommunications) sector. The Fund will not concentrate in any other industries.

3.       Issuing Senior Securities

     Except as permitted under the 1940 Act, the Fund may not issue senior securities.

         Further Explanation of Senior Securities Policy:

     The Fund may not issue any class of senior security, or sell any such security of which it is the issuer, unless (i) if such class of senior security represents an indebtedness, immediately after such issuance or sale, it will have an asset coverage of at least 300% or (ii) if such class of senior security is a stock, immediately after such issuance or sale it will have an asset coverage of at least 200%.


4.       Borrowing

     The Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

     The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund intends to limit its borrowing through reverse repurchase agreements to up to 20% of its total assets. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.       Underwriting

     The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.       Real Estate

     The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.


7.       Commodities

     The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.       Lending

     The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

     To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

     When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans. The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

     All other investment policies of the Fund in the prospectus under the heading "Investment Objective and Principal Investment Strategies" and in this Statement of Additional Information under the heading "Investment Objective and Policies" are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares provided they are given at least 60 days prior written notice.

     Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition, to comply with federal tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year, (a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and
(b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.


                             MANAGEMENT OF THE FUND

Trustees of the Fund

     The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years.

     The Trustees are not required to contribute to the capital of the Fund or to hold shares in the Fund. A majority of the Trustees are persons who are not "interested persons" (as defined in the 1940 Act) of the Fund (collectively, the "Disinterested Trustees").

     The Fund has an Executive  Committee which consists of Michael S. Scofield,
K. Dun Gifford and Russell A. Salton III, M.D., each of whom is a Disinterested Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board of Trustees meetings and acts on routine matters between scheduled Board of Trustees. The Executive Committee may solicit suggestions for persons to fill vacancies on the Board of Trustees from such sources as they deem appropriate, including the Advisor. Nominations by shareholders will not be considered. The Trustees will consider such nominations at the next regularly scheduled Board of Trustees meeting.

     The Fund has an Audit Committee which consists of Charles A. Austin III (Chairperson), Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell, William
W. Pettit and Russell A. Salton III, M.D. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that they deem appropriate. The Audit Committee is comprised entirely of Disinterested Trustees.

     The Fund has a Performance Committee which consists of Richard J. Shima (Chairperson), Leroy Keith, Jr., Richard K. Wagoner and David M. Richardson. The Performance Committee reviews all activities involving investment-related issues and activities of the Advisor to the Fund, reviews the performance of the other service providers to the Fund, and assesses the performance of the Fund.

     Set forth below are the Trustees of the Fund. Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116. Disinterested Trustees:

-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                                                                   Number of           Other
        Name and                                                                                   Portfolios      Trusteeships
                            Position      Beginning                                               Overseen in      held outside
      Date of Birth           with      Year of Term     Principal Occupations for Last Five       Evergreen       of Evergreen
                              Fund       of Office*                     Years                    Funds complex     Funds complex
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
Charles A. Austin III        Trustee        2004       Investment Counselor, Anchor Capital            94              None
                                                       Advisors, Inc. (investment advice);
                                                       Director, The Andover Companies
                                                       (insurance); Trustee, Arthritis
                                                       Foundation of New England; Director,
                                                       The Francis Ouimet Society; Former
                                                       Director, Health Development Corp.
                                                       (fitness-wellness centers); Former
DOB: 10/23/34                                          Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust; Former Investment
                                                       Counselor, Appleton Partners, Inc.
                                                       (investment advice); Former Director,
                                                       Executive Vice President and Treasurer,
                                                       State Street Research & Management
                                                       Company (investment advice).
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
Shirley L. Fulton            Trustee        2004       Partner, Helms, Henderson & Fulton,             94              None
                                                       P.A. (law firm); Former Senior Resident
DOB: 1/10/52                                           Superior Court Judge, 26th Judicial
                                                       District, Charlotte, North Carolina.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Chairman and President, Oldways
                                                       Preservation and Exchange Trust
                                                       (education); Trustee, Treasurer and
                                                       Chairman of the Finance Committee,
                                                       Cambridge College; Former Chairman of
K. Dun Gifford               Trustee        2004       the Board, Director, and Executive Vice         94              None
DOB: 10/23/38                                          President, The London Harness Company
                                                       (leather goods purveyor); Former
                                                       Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Partner, Stonington Partners, Inc.
                                                       (private investment firm); Trustee of
                                                       Phoenix Series Fund, Phoenix
                                                       Multi-Portfolio Fund, and The Phoenix
                                                       Big Edge Series Fund; Former Chairman                     Trustee, Phoenix
                                                       of the Board and Chief Executive                          Series Fund,
                                                       Officer, Carson Products Company                          Phoenix
Leroy Keith, Jr.             Trustee        2004       (manufacturing); Director, Obagi                94        Multi-Portfolio
DOB: 2/14/39                                           Medical Product Co.; Director, Lincoln                    Fund, and The
                                                       Educational Services; Director                            Phoenix Big Edge
                                                       Diversapack Co.; Former President,                        Series Fund
                                                       Morehouse College; Former Director,
                                                       Mentor Income Fund, Inc.; Former
                                                       Trustee, Mentor Funds and Cash Resource
                                                       Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Manager of Commercial Operations, SMI
                                                       STEEL - South Carolina (steel
                                                       producer); Former Sales and Marketing
Gerald M. McDonnell          Trustee        2004       Management, Nucor Steel Company; Former         94              None
DOB: 7/14/39                                           Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Partner and Vice President, Kellam &
                                                       Pettit, P.A. (law firm); Former
William Walt Pettit          Trustee        2004       Director, Mentor Income Fund, Inc.;             94              None
DOB: 8/26/55                                           Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       President, Richardson, Runden & Company
                                                       (executive recruitment business
                                                       development/consulting company);
                                                       Consultant, Kennedy Information, Inc.
                                                       (executive recruitment information and
                                                       research company); Consultant, AESC
                                                       (The Association of Retained Executive
David M. Richardson          Trustee        2004       Search Consultants); Trustee, NDI               94              None
DOB: 9/19/41                                           Technologies, LLP (communications);
                                                       Director, J&M Cumming Paper Co. (paper
                                                       merchandising); Former Vice Chairman,
                                                       DHR International, Inc. (executive
                                                       recruitment); Former Director, Mentor
                                                       Income Fund, Inc.; Former Trustee,
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       President/CEO, Access One MedCard;
                                                       Former Medical Director, Healthcare
                                                       Resource Associates, Inc.; Former
Russell A. Salton, III MD                              Medical Director, U.S. Health
DOB: 6/2/47                  Trustee        2004       Care/Aetna Health Services; Former              94              None
                                                       Director, Mentor Income Fund, Inc.;
                                                       Former Trustee, Mentor Funds and Cash
                                                       Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------





-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
                                                       Attorney, Law Offices of Michael S.
Michael S. Scofield                                    Scofield; Former Director, Mentor
DOB: 2/20/43                 Trustee        2004       Income Fund, Inc.; Former Trustee,              94              None
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------
Richard J. Shima             Trustee        2004       Independent Consultant; Director, Trust         94              None
                                                       Company of CT; Trustee, Saint Joseph
                                                       College (CT); Director, Hartford
                                                       Hospital; Trustee, Greater Hartford
                                                       YMCA; Former Director, Enhance
                                                       Financial Services, Inc.; Former
DOB: 8/11/39                                           Director, Old State House Association;
                                                       Former Director of CTG Resources, Inc.
                                                       (natural gas); Former Director, Mentor
                                                       Income Fund, Inc.; Former Trustee,
                                                       Mentor Funds and Cash Resource Trust.
-------------------------- ------------ -------------- ----------------------------------------- --------------- ------------------


Interested Trustee:

------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------
Richard K. Wagoner,         Trustee        2004     Member and Former President, North                 94              None
                                                    Carolina Securities Traders Association;
                                                    Member, Financial Analysts Society; Former
CFA**                                               Consultant to the Boards of Trustees of
DOB: 12/12/37                                       the Evergreen funds; Former Trustee,
                                                    Mentor Funds and Cash Resource Trust.
------------------------ -------------- ----------- -------------------------------------------- --------------- ------------------

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the Advisor.


Trustee Ownership of Evergreen Funds Shares

     Set forth below is the dollar range of the Trustees' investment in the Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003. As of December 31, 2003, the Fund had not been formed and therefore had not issued any shares.

------------------------------ -------------------- ------------------------
                                                    Aggregate Dollar Range
Trustees                         Dollar Range of     of Investment in Fund
                               Investment in Fund           Complex
------------------------------ -------------------- ------------------------
============================== ==================== ========================
Charles A. Austin, III*                $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
Shirley L. Fulton                      $0           $0**
============================== ==================== ========================
============================== ==================== ========================
K. Dun Gifford                         $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
Dr. Leroy Keith, Jr.                   $0           $1-$10,000
============================== ==================== ========================
============================== ==================== ========================
Gerald M. McDonnell*                   $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
William Walt Pettit*                   $0           $10,001-$50,000
============================== ==================== ========================
============================== ==================== ========================
David M. Richardson                    $0           $50,001-$100,000
============================== ==================== ========================
============================== ==================== ========================
Dr. Russell A. Salton, III*            $0           $0
============================== ==================== ========================
============================== ==================== ========================
Michael S. Scofield*                   $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
Richard J. Shima*                      $0           Over $100,000
============================== ==================== ========================
============================== ==================== ========================
Richard K. Wagoner                     $0           Over $100,000
============================== ==================== ========================

* In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

** Ms. Fulton became a Trustee in 2004.


Officers of the Fund


         Set forth below are the officers of the Fund.

-------------------------------- ------------------------ -------------------------------------------------------------

                                   Position with Fund               Principal Occupation for Last Five Years
         Name, Address
       and Date of Birth

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

                                 President                President and Chief Investment Officer, Evergreen
Dennis H. Ferro                                           Investment Management Company, LLC and Executive Vice
401 S. Tryon,                                             President, Wachovia Bank, N.A.
12th Floor
Charlotte, NC 28288
DOB: 6/20/45

-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

Carol Kosel                      Treasurer                Senior Vice President, Evergreen Investment Services, Inc.
200 Berkeley Street                                       and Treasurer, Vestaur Securities, Inc.
Boston, MA 02116
DOB: 12/25/63
-------------------------------- ------------------------ -------------------------------------------------------------
-------------------------------- ------------------------ -------------------------------------------------------------

                                                          Senior Vice President and General Counsel, Evergreen
Michael H. Koonce                Secretary                Investment Services, Inc.; Senior Vice President and
200 Berkeley Street                                       Assistant General Counsel, Wachovia Corporation; former
Boston, MA 02116                                          Senior Vice President and General Counsel, Colonial
DOB: 4/20/60                                              Management Associates, Inc.; former Vice President and
                                                          Counsel, Colonial Management Associates, Inc.
-------------------------------- ------------------------ -------------------------------------------------------------


Trustees Compensation

     Listed below is the Trustee compensation estimated to be paid by the Fund individually for the period beginning April 27, 2004 and ending on December 31, 2004 and by the Fund and the ten trusts and one other limited liability company in the Evergreen fund complex for the twelve months ended December 31, 2003. As of December 31, 2003, the Fund had not been formed and therefore did not pay compensation to the Trustees. The Trustees do not receive pension or retirement benefits from the Fund.



=========================================================================================
           Trustee               Aggregate Compensation     Total Compensation from the
                                       from Fund**           Evergreen Fund Complex *
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Charles A. Austin, III                   $5,000                      $153,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Shirley L. Fulton                        $3,500                        $0**
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
K. Dun Gifford                           $5,500                      $178,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Leroy Keith, Jr.                         $5,000                      $153,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Gerald M. McDonnell                      $5,000                      $153,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
William Walt Pettit                      $5,000                      $153,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
David M. Richardson                      $5,000                      $153,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Russell A. Salton, III                   $5,500                      $163,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Michael S. Scofield                      $5,500                      $193,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard J. Shima                         $5,000                      $168,000
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Richard K. Wagoner                       $5,000                      $153,000
=========================================================================================

*Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

         Austin            $91,800
         Pettit            $153,000
         Shima             $58,800
** Ms. Fulton became a Trustee in 2004.

     Election of Trustees is non-cumulative. The term of one class of Trustees expires each year commencing with the first shareholder meeting following the public offering of the Fund's common shares and no term shall continue for more than three years after the applicable election. The terms of Messrs. Scofield, Gifford, Keith and Ms. Fulton expire at the first annual meeting, the terms of Messrs. Austin, McDonnell and Shima expire at the second annual meeting, and the terms of Messrs. Pettit, Richardson, Salton and Wagoner expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Mr. Pettit and Mr. Richardson represent the holders of the Fund's preferred shares.

Limitation of Trustees' Liability

     The Agreement and Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office or the discharge of his functions.

     In addition, the Fund's Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and officers against liabilities and expenses in connection with the performance of their duties on behalf of the Fund to the fullest extent permitted by law, including the advancing of expenses incurred in connection therewith. Under Delaware law, the Fund is entitled to indemnify and hold harmless any Trustee or other person from and against any and all claims and demands whatsoever. Indemnification may be against judgments, penalties, fines, compromises and reasonable accountants' and counsel fees actually incurred by the Trustee or officer in connection with the proceeding.

     In the view of the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (1) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (2) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal because of insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in
Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion of independent legal counsel.

     The indemnification rights provided or authorized by the Agreement and Declaration of Trust or applicable law are not exclusive of any other rights to which a person seeking indemnification may be entitled. The Fund intends to obtain liability insurance at its expense for the benefit of its Trustees and officers which includes coverage for liability arising from the performance of their duties on behalf of the Fund which is not inconsistent with the indemnification provisions of the Agreement and Declaration of Trust and applicable law.



         THE ADVISOR, ADMINISTRATOR AND TRANSFER AGENT

Advisor

     Evergreen Investment Management Company, LLC (previously defined as the "Advisor"), a wholly owned subsidiary of Wachovia Bank, N.A., is the investment adviser to the Fund. Wachovia Bank, N.A., located at 201 South College Street, Charlotte, North Carolina 28288-0630, is a subsidiary of Wachovia Corporation, formerly First Union Corporation. As of May 31, 2004, the Advisor, with its affiliates, had more than $245 billion in assets under management. The Advisor has a 70-year history of money management and is the 15th largest mutual fund company in the United States, according to FRC Financial Research Corp (open end funds only). The Advisor employs over 350 investment professionals and has more than 5 million individual and institutional clients.

     The Advisor is a Delaware limited liability company. The Advisor is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and Trustees is 200 Berkeley Street, Boston, Massachusetts 02116-5034. Subject to the authority of the Board of Trustees, the Advisor is responsible for overall management of the Fund's business affairs.

     Day-to-day management of the portion of the Fund's portfolio that is described as the utility and telecommunications portion under "Investment Objectives and Principal Investment Strategies - Principal Investment Strategies
- Utility Securities" in the Prospectus is the responsibility of a team of portfolio management professionals from the Advisor's Value Equity team. Together the team managed more than $6.4 billion in assets under management as of May 31, 2004. The team is led by Timothy O'Brien, who has more than 19 years of investment experience. Mr. O'Brien has been with the Advisor since April 2002 and currently serves as a managing director and senior portfolio manager.


     Day-to-day management of the portion of the Fund's portfolio that is described as the U.S. high yield debt securities portion under "Investment Objective and Principal Investment Strategies - Principal Investment Strategies-U.S. High Yield Debt Securities" in the Prospectus is the responsibility of a team of portfolio management professionals from the Advisor's Select High Yield Bond team, which includes specialized industry analysts responsible for various sectors. Also, the open-end Evergreen Select High Yield Bond is among the portfolios the team manages. The Select High Yield team is led by Richard Cryan, who has more than 25 years of fixed income investment experience. Mr. Cryan has been a senior portfolio manager with the Advisor since 1992. Mr. Cryan is part of the team that manages the closed-end Evergreen Income Advantage Fund and a portion of the closed-end Evergreen Managed Income Fund. Together the team managed more than $4.7 billion in high yield securities as of May 31, 2004.


Investment Management Contract


     The Board of Trustees, including a majority of the Disinterested Trustees, has the responsibility under the 1940 Act to approve the Fund's management contract for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters. The Fund's Board of Trustees, including the Disinterested Trustees, approved the management contract for an initial two-year term on March 18, 2004. In approving the management contract, the
Trustees reviewed materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor to the Fund, (3) the costs of providing services to the Fund, and (4) the anticipated profitability of the Fund to the Advisor. In particular, the Trustees considered the risk-adjusted historical performance records of the Advisor's portfolio management teams responsible for managing high-yield bond portfolios and for managing the Advisor's open-end utilities fund. In view of the historical performance of the Advisor's portfolio management teams responsible for managing portfolios of utilities securities and high-yield debt securities, the Trustees concluded that Advisor could be expected to provide superior investment advisory services to the Fund. The Trustees concluded that the proposed management fee was below that paid by comparable closed-end funds with investment strategies similar to the Fund. They also concluded that the proposed management fee was below the average fee paid by closed-end equity sector funds and closed-end high yield funds. The Trustees concluded that the Advisor's costs of providing services to the Fund and its anticipated profitability from managing the Fund were reasonable. The Fund's initial sole shareholder, Evergreen Financing Company, LLC, approved the management contract on April 19, 2004.


     The management contract will continue in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities (as provided in the 1940 Act). In either case, the terms of the management contract and continuance thereof must be approved by the vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval. The management contract may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding voting securities of the Fund or by the Advisor by either party to the other. The management contract will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

     Under the management contract, and subject to the supervision of the Fund's Board of Trustees, the Advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services.

     Pursuant to the management contract, the Advisor may enter into an agreement to retain, at its own expense, a firm or firms to provide the Fund with all of the services to be provided by the Advisor under the management contract, provided such agreement is approved as required by law.

     The management contract further provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such contract, except a loss resulting from the Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations and duties under such contract.

     The management contract provides that the Fund shall pay to the Advisor a fee for its services which is equal to the annual rate of 0.60% of the Fund's average daily Total Assets. The advisory fee will be payable monthly.

Administrator

     Evergreen  Investment  Services,  Inc.  ("EIS"),  serves as  administrator, subject to the  supervision  and control of the Fund's  Board of  Trustees.  EIS provides the Fund with administrative office facilities, equipment and personnel. For these services, the Fund will pay a monthly fee at an annual rate of 0.05% of its Total Assets.

Transfer Agent

     EquiServe Trust Company, N.A. ("EquiServe") has entered into a transfer agency and service agreement with the Fund pursuant to which, among other services, EquiServe provides certain transfer agency services to the Fund's common shares. The transfer agency and service agreement may be terminated by the Fund or EquiServe (without penalty) at any time upon not less than 60 days' prior written notice to the other party to the agreement.

     Deutsche Bank Trust Company Americas ("Deutsche Bank") has entered into an auction agency agreement with the Fund pursuant to which, among other services, Deutsche Bank provides certain transfer agency services to the Fund's Preferred Shares. The Fund may terminate the action agency agreement at any time, provided that, if any Preferred Shares are outstanding, the Fund must have entered into an agreement with a successor auction agent. Deutsche Bank may terminate the auction agency agreement upon not less than 60 days' prior written notice to the Fund.

Code of Ethics

     The Fund and Advisor have each adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes of the Fund and Advisor are on public file with, and available from, the Commission.

     The codes of ethics may be reviewed and copied at the Commission's Public Reference Room ("PRR"), in Washington, D.C. Information on the operation of the PRR may be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies are also available (subject to a duplicating fee) at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

Potential Conflicts of Interest

     The Fund is managed by the Advisor, which also serves as investment adviser to other Evergreen funds and other accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Evergreen funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Evergreen funds or a private account managed by the Advisor seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisor decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Evergreen funds may have the same or similar investment objective and policies as the Fund, their portfolios may not necessarily consist of the same investments as the Fund or each other, and their performance results are likely to differ from those of the Fund.



                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Advisor pursuant to authority contained in the Fund's management contract. Securities purchased and sold on behalf of the Fund normally will be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's markup or markdown. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission. The Advisor seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, the Advisor considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

     The Advisor may select broker-dealers that provide brokerage and/or research services to the Fund and/or other investment companies or other accounts managed by the Advisor. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if the Advisor determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor maintains a listing of broker-dealers who provide such services on regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by the Advisor are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. The Advisor believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to the Advisor in rendering investment management services to the Fund as well as other investment companies or other accounts managed by the Advisor, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to the Advisor in carrying out its obligations to the Fund. The receipt of such research has not reduced the Advisor's normal independent research activities; however, it enables the Advisor to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies managed by the Advisor. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund. The Evergreen funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

     The Board of Trustees will periodically review the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.



                         TENDER OFFERS FOR COMMON SHARES

     The market price per common share may be greater or less than net asset value per common share. Common shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. This characteristic of common shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The Board of Trustees has determined that it would be in the best interests of shareholders of the Fund to take action to attempt to reduce or eliminate a market value discount from net asset value. To that end, the Board of Trustees has determined that quarterly tender offers may help reduce any market discount that may develop.

     Accordingly, the Board of Trustees has committed to make tender offers for the Fund's common shares under certain circumstances and subject to certain conditions. Beginning six to eight months after the Fund's commencement of operations (for a total of eight consecutive calendar quarters), in the event that the common shares trade at a discount to net asset value of greater than 5% for fifteen of twenty days during a specific measurement period (initially the twenty-first through fortieth trading days of a quarter)(the "measurement period"), the Fund, under normal circumstances, will make offers to purchase up to 5% of its outstanding common shares at their net asset value from all beneficial shareholders. The Fund will not undertake a tender offer if the Fund's common shares are not trading at a discount. The Fund will make its first tender offer within the first six to eight months of the commencement of the Fund's operations and for the following seven quarters after such initial tender offer evaluation if the discount exists during the measurement period for the number of days specified above. The Board of Trustees reserves the right to modify the conditions described in this paragraph in light of experience. In addition, the Board of Trustees may consider from time to time open market repurchases of the Fund's outstanding common shares.

     Under certain circumstances described below, the Board of Trustees may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. Although the Board of Trustees generally believes that tender offers are in the best interests of shareholders, the acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio.

     The Fund will purchase all outstanding common shares tendered in accordance with the terms of the offer unless the Board of Trustees determined to accept none of them (based upon the circumstances set forth below). If more common shares are tendered for repurchase than the Fund has offered to repurchase, common shares will be repurchased on a pro-rata basis. If authorized by the Commission, the Fund may make it a condition of each tender offer that no one shareholder may receive more than 10% of the amount purchased by the Fund in the tender offer. There can be no assurance that the Commission will approve this condition. Thus, shareholders may be unable to liquidate all or a given percentage of their common shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of common shares. Shareholders may withdraw tendered common shares at any time prior to the tender offer deadline.

     Tender offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales of common shares may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. See "Risk Factors- Tender Offers (Evergreen Enhanced Liquidity Plan)."

     Although the Board of Trustees has committed to conduct quarterly tender offers beginning in the Fund's first six to eight months of operations if the conditions described above are met, it is the policy of the Board of Trustees (which may be changed by the Board), not to cause the Fund to purchase shares pursuant to a tender offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Federal tax laws; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase tendered common shares; (3) such action would result in the Fund failing to satisfy the American Stock Exchange's minimum listing requirements; or (4) there is, in the judgment of the Board of Trustees, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition that would have a material adverse effect on the Fund or its shareholders if tendered common shares were purchased. Thus, there can be no assurance that the Board of Trustees will proceed with any tender offer. The Board of Trustees may modify these conditions in light of circumstances existing at the time.

     If the Fund's common shares are purchased pursuant to a tender offer, such purchases could reduce significantly the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase common shares to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all common shares tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. In addition, the amount of common shares for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

     Any tender offer will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain information prescribed by such laws and the rules thereunder. The repurchase of tendered shares by the Fund will be a taxable event. See "U.S. Federal Income Tax Matters." The Fund will pay all costs and expenses associated with the making of any tender offer.

     At any time when the Fund's preferred shares, including the Preferred Shares, are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.



       ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

     Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities
Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Trustees, as described under "Description of Preferred Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

     Deutsche Bank (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was negligent in ascertaining the pertinent facts.

     The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

     The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers


     After each Auction for Preferred Shares, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or
(ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time upon five days' written notice, provided that at least one Broker-Dealer agreement is in effect after such termination. Notwithstanding the foregoing, either the auction agent or Citigroup Global Markets Inc. may terminate the broker-dealer agreement to which they are both parties only upon 60 days' prior written notice to the other party and to the Fund.

     The broker-dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.



                            RATING AGENCY GUIDELINES


     The descriptions of Fitch's and S&P rating guidelines contained in this Statement of Additional Information do not purport to be complete and are subject to and qualified in their entireties by reference to the Statement, a copy of which is attached as Appendix C to this Statement of Additional Information. A copy of the Statement is filed as an exhibit to the registration statement of which the prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described in the prospectus.

     The composition of the Fund's portfolio reflects guidelines (referred to herein as the "Rating Agency Guidelines") established by S&P and Fitch in connection with the Fund's receipt of a rating of `AAA' from S&P and from Fitch for the Preferred Shares. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various discount factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities(securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933)) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio.

     The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the Rating Agency Guidelines, greater than the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the Preferred Shares on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on the Fund's common shares. The Fund has agreed with S&P and Fitch that the auditors must certify once per quarter the asset coverage test on a date randomly selected by the auditor. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Advisor, including private placements of other than Rule 144A Securities (as defined in the Statement). The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

     The Fund intends to maintain, at specified times, a discounted value for its portfolio at least equal to the amount specified by each rating agency (the "Preferred Shares Basic Maintenance Amount"). S&P and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency's Guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency).


     The Rating Agency Guidelines do not impose any limitations on the percentage of Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the discounted value of the portfolio under the Rating Agency Guidelines. In particular, the Fund will concentrate its investments (invest 25% or more of its assets) in the securities of issuers primarily engaged in the utility (water gas electric and telecommunications) sectors, notwithstanding the Rating Agency Guidelines.


     A credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the Auction) will be successful. As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. As described by Fitch, an issue of preferred stock which is rated `AAA' is considered to be of the highest credit quality. `AAA' ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     Ratings are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P or Fitch by the Fund and obtained by S&P and Fitch from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P Guidelines

     For purposes of calculating the discounted value of the Fund's portfolio under current S&P guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("S&P Eligible Assets") must be discounted by certain discount factors set forth below ("S&P Discount Factors"). The discounted value of a portfolio security under S&P guidelines is the market value thereof, determined as specified by S&P, divided by the S&P Discount Factor.

     S&P Discount Factor. The following discount factors apply to portfolio holdings as described below, subject to diversification and other requirements, in order to constitute S&P Eligible Assets includable within the calculation of discounted value, provided that the S&P Exposure Period is 20 Business Days or less:















                                                               DISCOUNT FACTOR FOR AAA RATING

TYPE OF S&P ELIGIBLE ASSET
Common Stock                                                              168%
DRD Eligible Preferred Stock with a senior or preferred                   228%
========================================================                  ====
stock rating of at least BBB-
=============================
REIT and Non-DRD Eligible Preferred Stock with a senior or                155%
===========================================================               ====
preferred stock rating of at least BBB-
=======================================
DRD Eligible Preferred Stock with a senior or preferred                   233%
========================================================                  ====
stock rating below BBB-
=======================
REIT and non-DRD Eligible Preferred Stock with a senior or                160%
===========================================================               ====
preferred stock rating below BBB-
=================================
Un-rated DRD Eligible Preferred Stock                                     238%
=====================================                                     ====
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock               165%
===========================================================               ====
Convertible bonds rated AAA to AAA-                                       148%
===================================                                       ====
Convertible bonds rated AA+ to AA-                                        155%
==================================                                        ====
Convertible bonds rated A+ to A-                                          162%
================================                                          ====
Convertible bonds rated BBB+ to BBB-                                      168%
====================================                                      ====
Convertible bonds rated BB+ to BB-                                        175%
==================================                                        ====
Convertible bonds rated B+ to B-                                          182%
================================                                          ====
Convertible bonds rated CCC+ to CCC-                                      189%
====================================                                      ====
Fixed rate Preferred stock                                              228.10%
==========================                                              =======
Adjustable rate Preferred stock                                         198.29%
===============================                                         =======
Taxable Preferred stock (Non-DRD)                                       154.66%
=================================                                       =======
Convertible securities AAA                                              148.25%
==========================                                              =======
Convertible securities AA                                               154.97%
=========================                                               =======
Convertible securities A                                                161.70%
========================                                                =======
Convertible securities BBB                                              168.42%
==========================                                              =======
Convertible securities BB                                               175.15%
=========================                                               =======
Convertible securities B                                                181.87%
========================                                                =======
Convertible securities CCC                                              188.60%
==========================                                              =======
Treasury 1-year                                                         101.99%
===============                                                         =======
Treasury 2-year                                                         103.77%
===============                                                         =======
Treasury 5-year                                                         109.09%
===============                                                         =======
Treasury 10-year                                                        115.14%
================                                                        =======
Treasury 30-year                                                        126.33%
================                                                        =======
U.S. Agency Debt Securities                                             120.48%
===========================                                             =======
U.S. Agency Mortgage Securities 15-year                                 128.80%
=======================================                                 =======
U.S. Agency Mortgage Securities 30-year                                 131.20%
=======================================                                 =======
U.S. Agency Mortgage Securities 1/1 ARMS                                121.70%
========================================                                =======
U.S. Agency Mortgage Securities 3/1 ARMS                                122.10%
========================================                                =======
U.S. Agency Mortgage Securities 5/1 ARMS                                122.50%
========================================                                =======
U.S. Agency Mortgage Securities 10/1 ARMS                               122.70%
=========================================                               =======
Corporate Bonds Rated AAA                                               110.01%
=========================                                               =======
Corporate Bonds Rated AA                                                113.28%
========================                                                =======
Corporate Bonds Rated A                                                 116.85%
=======================                                                 =======
Corporate Bonds Rated BBB                                               121.82%
=========================                                               =======
Corporate Bonds Rated BB                                                135.32%
========================                                                =======
Corporate Bonds Rated B                                                 168.76%
=======================                                                 =======
Corporate Bonds Rated CCC                                               252.03%
=========================                                               =======
Corporate Bonds Rated CCC-                                              350.00%
==========================                                              =======
Bank Loan Performing, greater than $.90                                 117.79%
=======================================                                 =======
Bank Loan Performing, between $.85 and $.90                             125.47%
===========================================                             =======
Bank Loan Non-performing, greater than $.85                             154.08%
===========================================                             =======
Bank Loan Non-performing, less than or equal to $.85                    178.25%
====================================================                    =======
Auto Loans (fixed or floating) WAL less than 5-years                    130.00%
====================================================                    =======
Auto Loans (fixed or floating) WAL between 5 and 10-years               140.00%
=========================================================               =======
Credit Card Loans (fixed) WAL less than 5-years                         130.00%
===============================================                         =======
Credit Card Loans (fixed) WAL between 5 and 10-years                    140.00%
====================================================                    =======
Credit Card Loans (floating)                                            112.70%
============================                                            =======
REIT Common Stock                                                       148.79%
=================                                                       =======
Standard & Poor's 500 Index (including ADRs)                            168.46%
============================================                            =======
Master Limited Partnerships                                             625.00%
===========================                                             =======
Credit Linked Notes rate AAA                                            125.00%
============================                                            =======
U.S. Short-Term Money Market Investments with maturities                  104%
=========================================================                 ====
of 180 days or less
===================
U.S. Short-Term Money Market Investments with maturities                  113%
=========================================================                 ====
of between 181 and 360 days
===========================
U.S. Government Obligations (52 week Treasury Bills)                      102%
====================================================                      ====
U.S. Government Obligations (Two-Year Treasury Notes)                     104%
=====================================================                     ====
U.S. Government Obligations (Five-Year Treasury Notes)                    110%
======================================================                    ====
U.S. Government Obligations (Ten-Year Treasury Notes)                     117%
=====================================================                     ====
U.S. Government Obligations (Thirty-Year Treasury Bonds)                  130%
========================================================                  ====
Agency Mortgage Collateral (Fixed 15-Year)                                129%
==========================================                                ====
Agency Mortgage Collateral (Fixed 30-Year)                                132%
==========================================                                ====
Agency Mortgage Collateral (ARM 1/1)                                      122%
====================================                                      ====
Agency Mortgage Collateral (ARM 3/1)                                      123%
====================================                                      ====
Agency Mortgage Collateral (ARM 5/1)                                      123%
====================================                                      ====
Agency Mortgage Collateral (ARM 10/1)                                     123%
=====================================                                     ====
Mortgage Pass-Through Fixed (15 Year)                                     131%
=====================================                                     ====
Mortgage Pass-Through Fixed (30 Year)                                     134%
=====================================                                     ====
Bank Loans (S&P Loan Category A)                                        132.90%
================================                                        =======
Bank Loans (S&P Loan Category B)                                        140.58%
================================                                        =======
Bank Loans (S&P Loan Category C)                                        169.19%
================================                                        =======
Bank Loans (S&P Loan Category D)                                        193.36%
================================                                        =======
Corporate Bonds rated at least AAA                                        110%
==================================                                        ====
Corporate Bonds rated at least AA+                                        111%
==================================                                        ====
Corporate Bonds rated at least AA                                         113%
=================================                                         ====
Corporate Bonds rated at least AA-                                        115%
==================================                                        ====
Corporate Bonds rated at least A+                                         116%
==================================                                        ====
Corporate Bonds rated at least A                                          117%
================================                                          ====
Corporate Bonds rated at least A-                                         118%
=================================                                         ====
Corporate Bonds rated at least BBB+                                       120%
===================================                                       ====
Corporate Bonds rated at least BBB                                        122%
==================================                                        ====
Corporate Bonds rated at least BBB-                                       124%
===================================                                       ====
Corporate Bonds rated at least BB+                                        129%
==================================                                        ====
Corporate Bonds rated at least BB                                         135%
=================================                                         ====
Corporate Bonds rated at least BB-                                        142%
==================================                                        ====
Corporate Bonds rated at least B+                                         156%
=================================                                         ====
Corporate Bonds rated at least B                                          169%
================================                                          ====
Corporate Bonds rated at least B-                                         184%
=================================                                         ====
Corporate Bonds rated at least CCC+                                       202%
===================================                                       ====
Corporate Bonds rated at least CCC                                        252%
==================================                                        ====
Corporate Bonds rated at least CCC-                                       350%
===================================                                       ====
Cash and Cash Equivalents                                                 100%
=========================                                                 ====
Municipal Bonds rated AAA                                               146.10%
=========================                                               =======
Municipal Bonds rated AA                                                149.10%
========================                                                =======
Municipal Bonds rated A                                                 152.10%
=======================                                                 =======
Municipal Bonds rated BBB                                               155.10%
=========================                                               =======
Municipal Bonds rated BB                                                175.10%
========================                                                =======
Municipal Bonds rated B                                                 195.10%
=======================                                                 =======
Municipal Bonds rated CCC                                               215.10%
=========================                                               =======
Unrated Municipal Bonds                                                 220.00%
=======================                                                 =======
Common Stock of REITs and other real estate companies                   152.82%
=====================================================                   =======
Mortgage Pass-Through Certificates 15-yr                                145.80%
========================================                                =======
Mortgage Pass-Through Certificates 30-yr                                149.50%
========================================                                =======
Mortgage Pass-Through Certificates 1/1                                  137.60%
======================================                                  =======
Mortgage Pass-Through Certificates 3/1                                  138.30%
======================================                                  =======
Mortgage Pass-Through Certificates 5/1                                  139.00%
======================================                                  =======
Mortgage Pass-Through Certificates 10/1                                 139.30%
=======================================                                 =======
Conventional/FHA/VA Mortgages and Whole Loans 15-year                   148.80%
=====================================================                   =======
Conventional/FHA/VA Mortgages and Whole Loans 30-year                   152.50%
=====================================================                   =======
Conventional/FHA/VA Mortgages and Whole Loans 1/1                       143.40%
=================================================                       =======
Conventional/FHA/VA Mortgages and Whole Loans 3/1                       144.50%
=================================================                       =======
Conventional/FHA/VA Mortgages and Whole Loans 5/1                       144.70%
=================================================                       =======
Conventional/FHA/VA Mortgages and Whole Loans 10/1                      145.00%
==================================================                      =======
Collateralized Mortgage Obligations (WAL less than 5-years)             140.00%
===========================================================             =======
Collateralized Mortgage Obligations (WAL more than 5-years              150.00%
===========================================================             =======
and more than 10-years)
=======================
FHA-Insured Multifamily Loans                                           190.00%
=============================                                           =======
ABS (Automobile loans and fixed-rate credit card                        135.00%
=================================================                       =======
receivables with WAL less than 5-years)
=======================================
ABS (Automobile loans and fixed-rate credit card                        145.00%
=================================================                       =======
receivables with WAL more than 5-yr and less than 10-years)
===========================================================
ABS (Floating-rate credit cards)                                        119.00%
================================                                        =======
Debt securities of REITS and other real estate companies
========================================================
according to the following corporate bond schedule:
===================================================
    Corporate Bonds rated at least AAA                                    110%
======================================                                    ====
    Corporate Bonds rated at least AA+                                    111%
======================================                                    ====
    Corporate Bonds rated at least AA                                     113%
=====================================                                     ====
    Corporate Bonds rated at least AA-                                    115%
======================================                                    ====
    Corporate Bonds rated at least A+                                     116%
======================================                                    ====
    Corporate Bonds rated at least A                                      117%
====================================                                      ====
    Corporate Bonds rated at least A-                                     118%
=====================================                                     ====
    Corporate Bonds rated at least BBB+                                   120%
=======================================                                   ====
    Corporate Bonds rated at least BBB                                    122%
======================================                                    ====
    Corporate Bonds rated at least BBB-                                   124%
=======================================                                   ====
    Corporate Bonds rated at least BB+                                    129%
======================================                                    ====
    Corporate Bonds rated at least BB                                     135%
=====================================                                     ====
    Corporate Bonds rated at least BB-                                    142%
======================================                                    ====
    Corporate Bonds rated at least B+                                     156%
=====================================                                     ====
    Corporate Bonds rated at least B                                      169%
====================================                                      ====
    Corporate Bonds rated at least B-                                     184%
=====================================                                     ====
    Corporate Bonds rated at least CCC+                                   202%
=======================================                                   ====
    Corporate Bonds rated at least CCC                                    252%
======================================                                    ====
    Corporate Bonds rated at least CCC-                                   350%
=======================================                                   ====


     Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1 + or SP-1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-l+ from S&P ; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-l+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

     The S&P Discount Factor applied to cash and cash equivalents and demand deposits in an "A-1+" rated institution are valued at 100%. "A-1+" rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

     For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

     S&P Eligible Assets. Under current S&P guidelines, the following are considered to be S&P Eligible Assets:

         Deposit Securities.

         U.S. Government Obligations of U.S. Government Agencies.




         Corporate Indebtedness other than Deposit Securities, U.S. Government




     Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation ( except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions (i) be no more than 10% of total assets may be below a S&P rating of BBB-, or comparable Moody's or Fitch rating, or unrated; (ii) the remaining term to maturity of such Other Debt will not exceed fifty (50) years; (iii) such Other Debt must provide for periodic interest payments in cash over the life of the security; (iv) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Securities and Exchange Commission; and (v) which, in the aggregate, have an average duration of not more than 12 years.

     Mortgage-backed Securities. Mortgage Pass-through Certificates are publicly issued instruments rated at least "AA-" by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools. Fixed-Rate and Adjustable-rate mortgage collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a `AA' rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool. FHAA-Insured Multifamily Loans must have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period. Collateralized
Mortgage Obligations tranches are publicly issued instruments rated `AAA' by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

         Rule 144A Securities.

     Senior Loans,  provided,  however,  that the initial issue amount (facility size) is at least $100  million.  The minimum  accepted  holding size  (notional amount) of any given loan not rated by S&P, Moody's or other nationally recognized rating agency is at least $1 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. For loans rated by S&P, Moody's or other nationally recognized rating agency, there is no minimum accepted holding size. Senior Loan Participations and non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Fund's total assets. These levels apply to U.S. lenders only; any international loans are excluded.

     Preferred stocks that satisfy all of the following conditions: (i) the preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least "BBB-", or the preferred issue must be rated at least "BBB-"; (ii) the issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required; (iii) the collateral pays cash dividends denominated in U.S. dollars; (iv) Private placement 144A with registration rights are eligible assets; and (v) The minimum market capitalization of eligible issuers is US$100 million. Also, in the case of floating-rate preferred stock, (1) holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days and (2) such stock may not have been subject to a failed auction. In addition, the total fair market value of adjustable-rate or auction-rate, preferred stock held in the portfolio may not exceed 10% of eligible assets. Concentration limits may also apply to preferred stock. For example, total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets and Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

     Common stocks that satisfy all of the following conditions: (i) the issuer can hold no more than the average monthly trading volume over the past year;
(ii) each stock must have a minimum market capitalization of at least $100 million; (iii) restricted stocks (Rule 144A securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible; (iv) the issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations); and (v) The collateral is owned by the Fund, or the trustee or collateral agent has a first perfected priority security interest in the collateral.



     Asset Backed Securities. Receivables-backed tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one non investment-grade private sector issuer.

     Interest Rate Swaps, Caps, and Floors. For as long as any Preferred Shares are rated by S&P, the Fund will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to the shares of Preferred Shares by S&P, engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if: (i) the counterparty to the swap transaction has a short-term rating of A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A- or higher; (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares; (iii) the interest rate swap transaction will be marked-to-market weekly by the swap counterparty; (iv) if the Fund fails to maintain an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates then the agreement shall terminate immediately; (v) for the purpose of calculating the Discounted Value of S&P Eligible Assets, 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets, 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount, and (vi) the Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap (For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.)

     Securities Lending Transactions. For so long as any Preferred Shares are rated by S&P, the Fund will enter into securities lending transactions, subject to the following criteria: (1) The counterparty to the transaction must be rated AAA; (2) collateral must be marked-to-market daily; (3) all transactions should be "matched' on both sides (cash collateral received should be invested in a security with a term as same as the loan); (4) repayment obligation of the cash collateral is included as a liability in the minimum asset coverage test; (5) transactions should not exceed 25% of the total portfolio value, with the term of the transaction limited to 30 days or less.

     Reverse Repurchase Agreements. For so long as the Preferred Shares are rated by S&P, the Fund may engage in reverse repurchase agreements if the counterparty is rated at least A-/A-1, the securities are marked to market daily by the counterparty, the agreement is for a term of less than 183 days.


     Diversification. In addition to the above, the Fund's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined according to Bloomberg Industry Classifications.

     Hedging. The Fund may engage in purchases or sales of futures contracts based on the Municipal Index or Treasury Bonds, the writings, purchases or sales of put and call options on such contracts, purchases of interest rate locks, interest rate caps, interest rate floors, interest rate collars, and entering into interest rate swaps (collectively, "S&P Hedging Transactions"), subject to the following limitations:

     o The Fund may not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

     o The Fund may not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or
(B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.


     o For purposes of the foregoing, the Fund is deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund.


     o The Fund may engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay variation margin on the second such Valuation Date.

     o The Fund may engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms.

     o When the Fund writes a futures contract or option thereon, it will either
(A) maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or (B) in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.

     Other. Notwithstanding the foregoing, an asset will not be considered a S&P Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(a) through (i)(e) under the definition of Preferred Shares Basic Maintenance Amount in the Statement or it is subject to any liens, except for
(a) liens which are being contested in good faith by appropriate proceedings and which S&P has indicated to the Fund will not affect the status of such asset as a S&P Eligible Asset, (b) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) liens to secure payment for services rendered or cash advanced to the Fund by its Advisor or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) liens arising by virtue of any repurchase agreement.


Fitch Rating Guidelines

     For purposes of calculating the discounted value of the Fund's portfolio under current Fitch's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch's Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch's Discount Factors"). The discounted value of a portfolio security under Fitch's guidelines is the market value thereof, determined as specified by Fitch's, divided by the Fitch's Discount Factor.

     Fitch Discount Factor. The Fitch Discount Factor for any Fitch Eligible Asset is as follows, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof otherwise determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of `AA' or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof otherwise determined in accordance with the procedures below. According to Fitch guidelines, the portfolio coverage ratio of Fitch Eligible Assets to liabilities should not be less than 100% in order to maintain the rating of `AAA.'

     Corporate Debt Securities. The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
Term to Maturity of Corporate                   AAA        AA         A           BBB        BB          Not
Debt Security                                                                                            rated or
                                                                                                         below BB
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
3 years or less (but longer than 1 year)....      106.38%    108.11%    109.89%     111.73%    129.87%     151.52%
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
5 years or less (but longer than 3 years)....     111.11     112.99     114.94      116.96     134.24      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
7 years or less (but longer than 5 years)....     113.64     115.61     117.65      119.76     135.66      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
10 years or less (but longer than 7 years)...   115.61     117.65     119.76      121.95     136.74      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
15 years or less (but longer than 10 years)..   119.76     121.95     124.22      126.58     139.05      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------
More than 15 years..                            124.22     126.58     129.03      131.58     144.55      151.52
----------------------------------------------- ---------- ---------- ----------- ---------- ----------- ----------


     (1) If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any NRSRO, the Fund will use the percentage set forth under "Not Rated or Below BB" in this table.

     The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a market price determined by a pricing service or an approved price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch Ratings shall apply to any non-performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated CCC by Fitch Ratings apply to any non-performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a market value determined by a pricing service or an approved price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security is the Discount Factor determined in accordance with the table set forth above multiplied by 110%.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) tradable credit baskets, whereby the ratings in the table will be applied to the underlying securities and the market value of each underlying security will be its proportionate amount of the market value of the tradable credit baskets. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table also applies to preferred trust certificates, the rating on which will be determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch Ratings to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

         Preferred Shares.

                   Preferred Shares                             Discount Factor
AAA Taxable Preferred                                                130%
AA Taxable Preferred                                                 133%
A Taxable Preferred                                                  135%
BBB Taxable Preferred                                                139%
BB Taxable Preferred                                                 154%
Not rated or below BB Taxable Preferred                              161%
Investment Grade DRD Preferred                                       164%
Not rated or below Investment Grade DRD Preferred                    200%

--------------------------------------------------------------------------------

     Short-Term Instruments. The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, is (a) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (c) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% is applied to cash, including shares of affiliated money market funds held in conjunction with the Fund's nightly sweep account. "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

         U.S. Government Securities and U.S. Treasury STRIPS.

         Time Remaining to Maturity                             Discount Factor
         1 year or less.....................................      101.5%
         2 years or less (but longer than 1 year).......          103
         3 years or less (but longer than 2 years)......          105
         4 years or less (but longer than 3 years)......          107
         5 years or less (but longer than 4 years)......          109
         7 years or less (but longer than 5 years)......          112
         10 years or less (but longer than 7 years).....          114
         Greater than 10 years.............................       122


     Convertible Securities. The Fitch Discount Factor applied to convertible securities is (a) 200% for investment grade convertibles and (b) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (a) 152% for investment grade convertibles and (b) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

     If a security is not rated by Fitch but is rated by two other rating agencies, then the lower of the ratings on the security from the two other rating agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other rating agency, then the rating on the security from the other rating agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any rating agency, the Fund will treat the security as if it were below investment grade.

     Rule  144A  Securties.  The  Fitch  Discount  Factor  applied  to Rule 144A
Securities is 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

     Asset-Backed and Mortgaged-Backed Securities. The percentage determined by reference to the asset type in accordance with the table set forth below.



         Asset Type (with time remaining to maturity, if applicable)                    Discount Factor

         U.S. Treasury/agency securities (10 years or less).                                     118%
         U.S. Treasury/agency securities (greater than 10 years)                                 127%
         U.S. agency sequentials (10 years or less).                                             128%
         U.S. agency sequentials (greater than 10 years)                                         142%
         U.S. agency principal only securities                                                   236%
         U.S. agency interest only securities (with market value greater than $0.40)             696%
         U.S. agency interest only securities (with market value less than or equal to $0.40)    214%
         AAA LockOut securities, interest only                                                   236%
         U.S. agency planned amortization class bonds (10 years or less)                         115%
         U.S. agency planned amortization class bonds (greater than 10 years)                    136%
         AAA sequentials (10 years or less)                                                      118%
         AAA sequentials (greater than 10 years)                                                 135%
         AAA planned amortization class bonds (10 years or less)                                 115%
         AAA planned amortization class bonds (greater than 10 years)                            140%
         Jumbo mortgages rated AAA(1)                                                            123%
         Jumbo mortgages rated AA(1)                                                             130%
         Jumbo mortgages rated A(1)                                                              136%
         Jumbo mortgages rated BBB(1)                                                            159%
         Commercial mortgage-backed securities rated AA                                          131%
         Commercial mortgage backed securities rated AA                                          139%
         Commercial mortgage backed securities rated A                                           148%
         Commercial mortgage backed securities rated BBB                                         177%
         Commercial mortgage backed securities rated BB                                          283%
         Commercial mortgage backed securities rated B                                           379%
         Commercial mortgage backed securities rated CCC or not rated                            950%

     (1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

     Corporate Loans: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

         Fitch Loan Category                         Discount Factor

                  A                                           126%
                  B                                           157
                  C                                           184
                  D                                           433

     The Fitch Discount Factors presented in the immediately preceding table also applies to interest rate swaps and caps, and the rating of the counterparty to the swap or cap is the rating used to determine the Fitch Discount Factor in the table.

     "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the market value of a Fitch Eligible Asset trading at par is equal to $1.00):

     "Fitch Loan Category A" means performing corporate loans which have a market value or an approved price greater than or equal to $0.90.

     "Fitch Loan Category B" means: (a) performing corporate loans which have a market value or an approved price of greater than or equal to $0.80 but less than $0.90; and (b) non-performing corporate loans which have a market value or an approved price greater than or equal to $0.85.

     "Fitch Loan Category C" means: (a) performing corporate loans which have a market value or an approved price of greater than or equal to $0.70 but less than $0.80; (b) non-performing corporate loans which have a market value or an approved price of greater than or equal to $0.75 but less than $0.85; and (c) performing corporate loans without an approved price rated BB- or higher by Fitch Ratings. If a security is not rated by Fitch Ratings but is rated by two other NRSROs, then the lower of the ratings on the security from the two other NRSROs will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch Ratings but is rated by only one other NRSRO, then the rating on the security from the other NRSRO will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

     "Fitch Loan Category D" means Corporate Loans not described in any of the foregoing categories.

     Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall in more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

     Foreign Bonds. The Fitch Discount Factor (A) for a foreign bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such foreign bonds and (B) for (1) a foreign bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

     Structured Notes. The Fitch Discount Factor applied to structured notes will be (a) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under Discount Factors for Corporate Debt Securities, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (b) in the case of an issuer that is the U.S. Government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under Discount Factors for Short-Term Instruments.

     Fitch Eligible Assets. Under current Fitch guidelines, the following are considered Fitch Eligible Assets:

     Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch Ratings or the equivalent by another NRSRO if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days.

     Preferred  Shares if (i) dividends on such preferred shares are cumulative,
(ii) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (iii) the issuer of such preferred shares is listed on the New York Stock Exchange, American Stock Exchange, NASDAQ, or FTSE and has a market capitalization of at least $500 million, and (iv) the issuer of such preferred shares has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred shares issue must be at least $50 million.


     Common Stocks (i) (a) which are traded on the New York Stock Exchange, the American Stock Exchange, the NASDAQ, FTSE or in the over-the-counter market, (b) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (c) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (2) the Fund's holdings of the common stock of any issuer in excess of 5% will not be considered a Fitch Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations") shall not be a Fitch Eligible Asset.

     Short Term Money Market Instruments so long as (a) such securities are rated at least F1+ by Fitch Ratings or the equivalent by another NRSRO, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch Ratings or the equivalent by another NRSRO, or (c) in all other cases, the supporting entity (1) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within one month, (2) is rated at least A by Fitch Ratings or the equivalent by another NRSRO and the security matures within three months or (3) is rated at least AA by Fitch Ratings or the equivalent by another NRSRO and the security matures within six months. Unrated securities will not be considered Eligible Assets.

         U.S. Government Securities and U.S. Treasury STRIPS.

     Debt Securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Advisor or portfolio manager acting pursuant to procedures approved by the Board of Trustees; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership , (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "foreign bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate market value of all assets constituting Fitch Eligible Assets. Similarly, Canadian bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate market value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, foreign bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate market value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's Advisor or portfolio manager acting pursuant to procedures approved by the Board of Trustees; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch Ratings, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

         Asset-Backed and Mortgage-Backed Securities.

         Rule 144A Securities.

         Corporate Loans.

         Structured Notes.

     Tradable credit baskets (e.g., Traded Custody Receipts or TRACERS and Targeted Return Index Securities Trust or TRAINS).

     Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

     Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies.

     Unrated Debt Securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; and (3) is current on all preferred stock dividends.

     Financial Contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in the foregoing categories of Fitch Eligible Assets may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch Ratings specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch Ratings to the Preferred Shares.

     Hedging. The Fund may enter into, purchase or sell, exchange-traded financial futures contracts based on any index approved by Fitch Ratings or Treasury bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Fitch Ratings or Treasury bonds and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Fitch Ratings or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

     (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch Ratings (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

     (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

     (A) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch Ratings (or, if not rated by Fitch Ratings, rated Aa at least by Moody's; or, if not rated by Moody's, rated at least AAA by S&P); or

     (B) outstanding financial futures contracts based on Treasury bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch Ratings (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the Fund);

     (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch Ratings if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch Ratings and the Fund; and

     (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     Diversification. Fitch requires that the Fund adhere to a maximum single issuer concentration, with respect to 75% of its assets, of 5% of total assets.

     Fitch Diversification Limitations. Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:


         Security Rated At            Maximum Single            Maximum Single          Minimum Issue Size
         Least                           Issuer(1)             Industry(1),(2)          ($ in million)(3)

         AAA                                100%                      100%                     $100
         AA-                                20                        75                       100
         A-                                 10                        50                       100
         BBB-                                 6                       25                       100
         BB-                                  4                       16                        50
         B-                                   3                       12                        50
         CCC                                  2                        8                        50
                  If a security is not rated by Fitch, look to the lower of Moody's or S&P rating.

(1)      Percentages represent a portion of the aggregate market value of corporate debt securities.
(2)      Industries are determined according to Bloomberg's Industry Classifications.
(3)      Preferred stock has a minimum issue size of $50 million for all rating categories in the table.

     Other. Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch Ratings or the equivalent by another NRSRO and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch Ratings has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its Advisor or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) liens by virtue of any repurchase agreement.

General


     The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Fitch may also from time to time rate the Preferred Shares; any nationally recognized rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating.




                         U.S. FEDERAL INCOME TAX MATTERS

     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of Preferred Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

     The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (x) at least 50% of the value of its total assets is represented by cash, United States government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (y) not more than 25% of the value of its total assets is invested in the securities (other than United States government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships or trusts) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will generally be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amounts retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax. In addition, in such cases, any distributions out of current or accumulated earnings and profits (including net capital gain) would be taxed as dividend income and it may be difficult for the Fund to requalify under Subchapter M.

     Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but, as described below, there can be no assurance that the Fund's distributions will be sufficient to entirely avoid this tax.


     Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the Preferred Shares at any time in the future, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than capital gain dividends or dividends attributable to qualified dividend income of the Fund, as described below) and if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may qualify for the corporate dividends received deduction. The Fund's belief relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

     The Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund expects to pay its first dividend on the Preferred Shares on , 2004. The Fund intends to distribute any net short- and long-term capital gains at least annually. The Fund intends to seek an exemptive order from the Commission that would allow it to distribute capital gains in any one taxable year as often as necessary to comply with IRS revenue rulings. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

     In general, assuming there are sufficient current or accumulated earnings and profits, dividends from investment company taxable income (other than dividends attributable to qualified dividend income of the Fund as discussed below) will be taxable as ordinary income, and designated dividends from net capital gain, if any, will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. As noted above, a portion of the Fund's dividends may qualify for the corporate dividends received deduction. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares, and any such amount in excess of that basis will be treated as gain from the sale of the shares as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.


     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities, and
(iii) will be entitled to increase the tax basis of their shares by the difference between their proportionate shares of such includible gains and their proportionate shares of the tax deemed paid.

     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

     Recently enacted legislation reduces the federal income tax rate for individuals on certain dividend income and net capital gain to a maximum of 15% for taxable years beginning on or before December 31, 2008. Capital gain dividends and a portion of ordinary income distributions (allocable to qualified dividend income received by the Fund) received by individual shareholders of the Fund may be subject to the reduced tax rate. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be satisfied in order for the reduced tax rate to apply to dividends which would otherwise be qualified dividend income. The Fund will annually inform shareholders of the portion of ordinary dividends paid by the Fund which qualify for the new reduced federal income tax rate available for such dividends.

     If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund generally will not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

     The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


     If at any time when the Preferred Shares are outstanding the Fund fails to meet the requirement that it maintain a discounted value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount or the 1940 Preferred Shares Asset Coverage, the Fund will be required to suspend distributions to holders of its common shares until such maintenance or asset coverage, as the case may be, is restored. This could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's reduction or exemption from corporate taxation as a regulated investment company and/or might subject the Fund to the 4% excise tax. Upon any failure to meet such maintenance or asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite maintenance or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.


     If the Fund invests in certain pay-in-kind securities, zero coupon bonds, certain preferred shares, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

     At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

     Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares (including a redemption of Preferred Shares) is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less generally will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of the original shares.

     The Fund's transactions in foreign currencies, foreign currency denominated debt securities and certain foreign currency options and contracts may give rise to ordinary income or loss under Section 988 of the Code to the extent the income or loss results from fluctuations in the value of the relevant foreign currency.


     Gain or loss, if any, resulting from a redemption of Preferred Shares generally will be taxed as gain or loss from the sale of the Preferred Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to a non-corporate owner, is in partial liquidation of the Fund. For the purposes of (a), (b), and (c) above, a shareholder's ownership of common shares will be taken into account and the Preferred Shares and common shares held by parties who are related to the redeemed shareholder may also have to be taken into account. If none of the conditions (a) through (d) above are met, the redemption proceeds may be considered a dividend distribution taxable as ordinary income as discussed above.


     Options written or purchased and futures contracts entered into by the Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. As noted above, certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code and accordingly may produce ordinary income or loss. Additionally, the Fund may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.


     The Fund's distributions to its corporate shareholders would potentially qualify in their hands for the corporate dividends received deduction, subject to certain holding period requirements and limitations on debt financings under the Code, but only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations and certain other requirements are satisfied. The Fund is permitted to acquire stocks of U.S. domestic corporations, and it is therefore possible that a portion of the Fund's distributions, from the dividends attributable to such stocks, may qualify for the dividends received deduction. Such qualifying portion, if any, may affect a corporate shareholder's liability for alternative minimum tax and/or result in basis reductions and other consequences in certain circumstances.

     The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including dividends qualifying for the corporate dividends received deduction (if any) and net capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Consequently, the Fund intends to designate distributions of particular types of income (such as net capital gains, dividends qualifying for the corporate dividends received deduction and
qualified   dividend   income)  made  to  common   shareholders   and  preferred
shareholders in accordance with each such class's proportionate shares of such income. Distributions in excess of the Fund's current and accumulated earnings and profits (if any), however, will not be allocated proportionately among the Preferred Shares and the common shares. Since the Fund's current and accumulated earnings will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.


     The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not include such taxes in their gross incomes and would not be entitled to a tax deduction or credit for such taxes on their own tax returns.

     Federal law requires that the Fund withhold (as "backup withholding") tax at a current rate of 28% on reportable payments, including dividends and capital gain distributions paid to certain shareholders who have not complied with IRS regulations. Corporations are generally exempt from backup withholding. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of income. Similar backup withholding rules may apply to a shareholder's broker with respect to the proceeds of sales or other dispositions of the Fund's shares by such shareholder. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is provided to the IRS.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but under current guidance shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a U.S. withholding tax on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on any specific questions as to U.S. federal, foreign, state, local and other applicable tax laws.



                          PERFORMANCE-RELATED AND OTHER INFORMATION

Performance-Related Information

          The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other similar closed-end funds as categorized by Lipper, Inc. (Lipper), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

          From time to time, the Fund and/or the Advisor may report to shareholders or to the public in advertisements concerning the Advisor's performance as an advisor to Evergreen mutual funds and clients other than the Fund, or on the comparative performance or standing of the Advisor in relation to other money managers. The Advisor may also provide to current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Performance information for the Fund or for other Evergreen mutual funds or accounts managed by the Advisor may also be compared to various unmanaged indexes or to other benchmarks, some of which may not be available for direct investment. Any performance information, whether related to the Fund or the Advisor, should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund, and the market conditions during the time period indicated, and it should not be considered to be representative of what may be achieved in the future. The Advisor may provide its opinion with respect to general economic conditions including such matters as trends in default rates or economic cycles.

          Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment. At any time in the future, yields and total return may be higher or lower than past yields and total return, and there can be no assurance that any historical results will continue.

The Advisor

          From time to time, the Advisor or the Fund may use, in advertisements or information furnished to present or prospective shareholders, information regarding the Advisor including, without limitation, information regarding the Advisor's investment style, countries of operation, organization, professional staff, clients (including other registered investment companies), assets under management and performance record. These materials may refer to opinions or rankings of the Advisor's overall investment management performance contained in third-party reports or publications.

          Advertisements for the Fund may make reference to certain other open- or closed-end investment companies managed by Evergreen.

          The Advisor may present an investment allocation model demonstrating the Fund's weightings in investment types, sectors or rating categories such as U.S. high yield, emerging markets or investment grade securities. The model allocations are representative of the Fund's investment strategy, the Advisor's analysis of the market for high yield securities as of the date of the model and certain factors that may alter the allocation percentages include global economic conditions, individual company fundamentals or changes in market valuations. Such models may also indicate an expected or targeted weighted average rating of the Fund's portfolio.

The Fund

          The Fund's listing of its common shares on the American Stock Exchange is expected to provide liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

          The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. The Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding.

Performance Calculations

Average Annual Total Return

          Described below are the total return calculations the Fund may use from time to time in advertisements.

          Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:


                                 P(1+T)n  = ERV

         P =  initial payment of $1,000.
         T =  average annual total return.
         n =  number of years.
         ERV = ending redeemable value of the initial $1,000.

Yield

          Described below are yield calculations the Fund may use. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields based on these calculations do not represent the Fund's yield for any future period.

30-Day Yield

          If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders. It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[(a-b)+1)6-1]
                                    ___
                                    cd

         Where:
         a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

          If the Fund invests primarily in money market instruments, it may quote its 7-day current yield or effective yield in advertisements or in reports or other communications to shareholders.

          The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

          The effective yield is based on a compounding of the current yield, according to the following formula:

                      Effective Yield =[(base period return)]+1)365/7] - 1


Tax Equivalent Yield

          If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund. Tax equivalent yield is calculated using the following formula:

                           Tax Equivalent Yield = Yield
                                                _______________
                                                1- Income Tax Rate

          The quotient is then added to that portion, if any, of the Fund's yield that is not tax exempt. Depending on the Fund's objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

Non-Standardized Performance

          In addition to the performance information described above, the Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                                        EXPERTS


          The financial statement of the Fund as of March 15, 2004 appearing in the Fund's Statement of Additional Information dated April 27, 2004 relating to the Fund's common shares, and incorporated by reference herein, was audited by KPMG LLP, independent auditors, as set forth in their report thereon appearing in such Statement of Additional Information, and was included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP, located at 99 High Street, Boston, Massachusetts 02110, provides accounting and auditing services to the Fund.




                                 ADDITIONAL INFORMATION

          A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                                  FINANCIAL STATEMENTS

EVERGREEN UTILITIES AND HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
(for a common share outstanding throughout the period)


                                                                                            Period Ended
                                                                                          May 31, 2004 (a)
                                                                                             (unaudited)
                                                                                ___________________________
Net asset value, beginning of period                                                          $ 19.10 (b)
Income from investment operations                                               ___________________________
         Net investment income                                                                   0.17
         Net realized and unealized gains or losses on securities and                           (0.35)
              foreign currency related transactions                             ___________________________
Total from investment operations                                                                (0.18)
Offering costs charged to capital                                                               (0.04)
                                                                                ___________________________
Net asset value, end of period                                                                $ 18.88
                                                                                ___________________________
Market value, end of period                                                                   $ 20.01
                                                                                ___________________________
Total return  (c)

         Based on market value                                                                  0.05%
         Based on net asset value                                                              -1.15%
Ratios and supplemental data
Net assets, end of period (in thousands)                                                    $ 217,174
Ratios to average net assets applicable to common shareholders
         Expenses (d)                                                                           0.85% (e)
         Interest expense                                                                       0.17% (e)
         Net investment income                                                                 10.33% (e)
Portfolio turnover rate                                                                           14%



 (a)For the period from April 30, 2004 (commencement of operations), to May 31, 2004.
      (b)Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
      (c)Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported.  Dividends and distributions are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund's Automatic Dividend Reinvestment
         Plan.  Total return does not reflect brokerage commissions or sales charges.
      (d)Ratio of expenses to average net assets excludes interest expense.
      (e)Annualized

                See Notes to Financial Statements



EVERGREEN UTILITIES AND HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2004 (unaudited)


Assets

Identified cost of securities                                                            $ 256,194,004

Net unrealized loss on securities                                                           (2,424,889)

Market value of securities                                                                 253,769,115

Dividends and interest receivable                                                            2,640,325

              Total assets                                                                 256,409,440

Liabilities

Payable for reverse repurchase agreements                                                   39,055,895

Payable for offering costs                                                                      20,934

Advisory fee payable                                                                           112,337

Due to other related parties                                                                     9,361

Accrued expenses and other liabilities                                                          37,407

              Total liabilities                                                             39,235,934

Net assets applicable to common shareholders                                             $ 217,173,506

Net assets represented by

Paid-in capital                                                                          $ 219,290,000

Undistributed net investment income                                                          1,939,167

Accumulated net realized loss on securities and foreign currency transactions               (1,630,829)

Net unrealized losses on securities and foreign currency related transactions               (2,424,832)

Net assets applicable to common shareholders                                             $ 217,173,506

Net asset value per share applicable to common shareholders

($217,173,506 divided by 11,505,000 common shares issued and                                   $ 18.88
     outstanding)


                             See Notes to Financial Statements






EVERGREEN UTILITIES AND HIGH INCOME FUND
STATEMENT OF OPERATIONS
Period Ended May 31, 2004 (unaudited) (a)

---------------------------------------------------------------------------------------------------------------------------------


Investment income
Dividends (net of foreign tax withholding of $3,565)                                                                 $1,671,924
Interest                                                                                                                457,623
---------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                                                                      2,129,547
---------------------------------------------------------------------------------------------------------------------------------
Expenses
Advisory fee                                                                                                            112,337

Administrative services fee                                                                                               9,361

Transfer agent fees                                                                                                       3,716

Trustees' fees and expenses                                                                                               4,301

Printing and postage expenses                                                                                            11,613

Custodian and accounting fees                                                                                             4,493

Professional fees                                                                                                        12,387

Other                                                                                                                     1,033
---------------------------------------------------------------------------------------------------------------------------------
         Operating expenses before interest expense                                                                     159,241

            Interest expense                                                                                             31,139
---------------------------------------------------------------------------------------------------------------------------------
         Total expenses                                                                                                 190,380
---------------------------------------------------------------------------------------------------------------------------------

Net investment income                                                                                                 1,939,167
---------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gains or losses on securities and foreign currency related transactions
   Net realized losses on:
     Securities                                                                                                     (1,600,964)

     Foreign currency related transactions                                                                             (29,865)
---------------------------------------------------------------------------------------------------------------------------------
Net realized losses on securities and foreign currency related transactions                                         (1,630,829)
Net change in unrealized gains or losses on securities and foreign currency related transactions                    (2,424,832)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions                 (4,055,661)
                                                                                                           ----------------------
                                                                                                           ----------------------
Net decrease in net assets applicable to common                                                             $      (2,116,494)
     shareholders resulting from operations
---------------------------------------------------------------------------------------------------------------------------------

(a)      For the period from April 30, 2004 (commencement of operations), to May 31, 2004.


                                                           See Notes to Financial Statements



EVERGREEN UTILITIES AND HIGH INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
Period Ended May 31, 2004 (unaudited) (a)

Operations

Net investment income                                                               $        1,939,167
Net realized losses on securities and foreign currency related transactions
                                                                                            (1,630,829)
Net change in unrealized gains or losses on securities and foreign currency related
transactions                                                                                (2,424,832)
Net decrease in net assets applicable to common shareholders
     resulting from operations                                                              (2,116,494)
Capital share transactions
Net proceeds from the issuance of common shares                                            219,650,000
Common share offering expenses charged to paid-in capital
                                                                                             (460,000)
Net increase in net assets resulting from capital share transactions                      219,190,000
Total increase in net assets applicable to common shareholders                            217,073,506
Net assets applicable to common shareholders

Beginning of period                                                                           100,000
End of period                                                                      $      217,173,506
Undistributed net investment income                                                         1,939,167

    (a) For the period from April 30, 2004 (commencement of operations), to May 31, 2004.



                                     See Notes to Financial Statements






                                                         FINANCIAL STATEMENTS



                                                EVERGREEN UTILITIES AND HIGH INCOME FUND
                                                        Schedule of Investments
                                                        May 31, 2004 (unaudited)
                                                                                              Principal
                                                                                                Amount           Value

                                                                                            ---------------------------------


            CORPORATE BONDS  34.6%
            CONSUMER DISCRETIONARY  9.4%
            Auto Components  0.5%
            HLI Operating, Inc., 10.50%, 06/15/2010                                       $      1,000,000$        1,120,000
            ========================================                                      =      ==========        =========

                                                                                                           ------------------


            Distributors  0.5%
            Roundys, Inc., Ser. B, 8.875%, 06/15/2012                                            1,000,000         1,070,000
            ==========================================                                           =========         =========

                                                                                                           ------------------


            Hotels, Restaurants & Leisure  2.4%
            Friendly Ice Cream Corp., 8.375%, 06/15/2012 144A                                    1,000,000           995,000
            ==================================================                                   =========           =======
            John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012                                 1,000,000         1,085,000
            =====================================================                                =========         =========
            MTR Gaming Group, Inc., 9.75%, 04/01/2010                                            1,000,000         1,075,000
            ==========================================                                           =========         =========
            Seneca Gaming Corp., 7.25%, 05/01/2012 144A                                          1,000,000           995,000
            ============================================                                         =========           =======
            Town Sports International, Inc., 9.625%, 04/15/2011                                  1,000,000         1,000,000
            ====================================================                                 =========         =========

                                                                                                                   5,150,000

                                                                                                           ------------------


            Household Durables  1.0%
            Standard Pacific Corp., 7.75%, 03/15/2013                                            1,000,000         1,000,000
            ==========================================                                           =========         =========
            WCI Communities, Inc., 9.125%, 05/01/2012                                            1,000,000         1,070,000
            ==========================================                                           =========         =========

                                                                                                                   2,070,000

                                                                                                           ------------------


            Media  2.4%
            Dex Media West LLC, 8.50%, 08/15/2010 144A                                           1,000,000         1,095,000
            ===========================================                                          =========         =========
            Emmis Communications Corp., 6.875%, 05/15/2012 144A                                  1,000,000           985,000
            ====================================================                                 =========           =======
            Houghton Mifflin Co., 8.25%, 02/01/2011                                              1,000,000         1,020,000
            ========================================                                             =========         =========
            Mediacom LLC, 9.50%, 01/15/2013                                                      1,000,000           970,000
            ================================                                                     =========           =======
            R.H. Donnelley Finance Corp., 10.875%, 12/15/2012                                    1,000,000         1,175,000
            ==================================================                                   =========         =========

                                                                                                                   5,245,000

                                                                                                           ------------------


            Specialty Retail  2.1%
            Central Garden & Pet Co., 9.125%, 02/01/2013                                         1,000,000         1,087,500
            =============================================                                        =========         =========
            CSK Auto, Inc., 7.00%, 01/15/2014 144A                                               1,000,000           970,000
            =======================================                                              =========           =======
            Group 1 Automotive, Inc., 8.25%, 08/15/2013                                          1,000,000         1,045,000
            ============================================                                         =========         =========
            PETCO Animal Supplies, Inc., 10.75%, 11/01/2011                                        395,000           448,325
            ================================================                                       =======           =======
            United Auto Group, Inc., 9.625%, 03/15/2012                                          1,000,000         1,075,000
            ============================================                                         =========         =========

                                                                                                                   4,625,825

                                                                                                           ------------------


            Textiles, Apparel & Luxury Goods  0.5%
            Oxford Industries, Inc., 8.875%, 06/01/2011 144A                                     1,000,000         1,065,000
            =================================================                                    =========         =========

                                                                                                           ------------------


            CONSUMER STAPLES  0.4%
            Food Products  0.4%
            Dole Food Co., Inc., 7.25%, 06/15/2010                                               1,000,000           950,000
            =======================================                                              =========           =======

                                                                                                           ------------------


            ENERGY  4.3%
            Energy Equipment & Services  1.0%
            Dresser, Inc., 9.375%, 04/15/2011                                                    1,000,000         1,070,000
            ==================================                                                   =========         =========
            SESI LLC, 8.875%, 05/15/2011                                                         1,000,000         1,080,000
            =============================                                                        =========         =========

                                                                                                                   2,150,000

                                                                                                           ------------------


            Oil & Gas  3.3%
            Chesapeake Energy Corp., 6.875%, 01/15/2016                                          1,000,000           980,000
            ============================================                                         =========           =======
            Exco Resources, Inc., 7.25%, 01/15/2011 144A                                         1,000,000         1,000,000
            =============================================                                        =========         =========
            Ferrellgas Escrow LLC, 6.75%, 05/01/2014 144A                                        1,000,000           962,500
            ==============================================                                       =========           =======
            Forest Oil Corp., 7.75%, 05/01/2014                                                  1,000,000         1,020,000
            ====================================                                                 =========         =========
            Plains Exploration & Production Co., 8.75%, 07/01/2012                               1,000,000         1,085,000
            =======================================================                              =========         =========
            Premcor Refining Group, Inc., 6.75%, 05/01/2014                                      1,000,000           972,500
            ================================================                                     =========           =======
            Stone Energy Corp., 8.25%, 12/15/2011                                                1,000,000         1,050,000
            ======================================                                               =========         =========

                                                                                                                   7,070,000

                                                                                                           ------------------


            FINANCIALS  3.4%
            Insurance  1.0%
            Couche Tard LP, 7.50%, 12/15/2013                                                    1,000,000         1,010,000
            ==================================                                                   =========         =========
            Crum & Forster Holding Corp., 10.375%, 06/15/2013                                    1,000,000         1,087,500
            ==================================================                                   =========         =========

                                                                                                                   2,097,500

                                                                                                           ------------------


            Real Estate  2.4%
            CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT                              2,000,000         2,170,000
            ========================================================                             =========         =========
            HMH Properties, Ser. J, 7.125%, 11/01/2013 REIT                                      1,000,000           977,500
            =====================================================                                =========           =======
            LNR Property Corp., 7.625%, 07/15/2013 REIT                                          1,000,000           987,500
            ============================================                                         =========           =======
            Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT                                     1,000,000           987,500
            =================================================                                    =========           =======

                                                                                                                   5,122,500

                                                                                                           ------------------


            HEALTH CARE  1.8%
            Health Care Equipment & Supplies  0.4%
            NeighborCare, Inc., 6.875%, 11/15/2013 144A                                          1,000,000         1,010,000
            ============================================                                         =========         =========

                                                                                                           ------------------


            Health Care Providers & Services  0.9%
            Omega Healthcare Investors, Inc., 7.00%, 04/01/2014 144A                             1,000,000           965,000
            =========================================================                            =========           =======
            Triad Hospitals, Inc., 7.00%, 11/15/2013                                             1,000,000           965,000
            =========================================                                            =========           =======

                                                                                                                   1,930,000

                                                                                                           ------------------


            Pharmaceuticals  0.5%
            Alpharma, Inc., 8.625%, 05/01/2011 144A                                              1,000,000         1,047,500
            ========================================                                             =========         =========

            INDUSTRIALS  7.5%
            Aerospace & Defense  0.9%
            Da Lite Screen Co., Inc., 9.50%, 05/15/2011                                          1,000,000         1,041,250
            ============================================                                         =========         =========
            DRS Technologies, Inc., 6.875%, 11/01/2013                                           1,000,000           970,000
            ===========================================                                          =========           =======

                                                                                                                   2,011,250

                                                                                                           ------------------


            Commercial Services & Supplies  4.0%
            Allied Waste North America, Inc., 6.50%, 11/15/2010 144A                             1,000,000           975,000
            =========================================================                            =========           =======
            Geo Group, Inc., 8.25%, 07/15/2013                                                   1,000,000           980,000
            ===================================                                                  =========           =======
            Iron Mountain, Inc., 6.625%, 01/01/2016                                              1,000,000           915,000
            ========================================                                             =========           =======
            Mail Well I Corp., 7.875%, 12/01/2013 144A                                           1,000,000           925,000
            ===========================================                                          =========           =======
            Manitowoc Co., Inc., 7.125%, 11/01/2013                                              1,000,000         1,005,000
            ========================================                                             =========         =========
            NationsRent, Inc., 9.50%, 10/15/2010 144A                                            1,000,000         1,065,000
            ==========================================                                           =========         =========
            Newpark Resource, Inc., 8.625%, 12/15/2007                                           1,000,000         1,015,000
            ===========================================                                          =========         =========
            Service Corp. International, 6.75%, 04/01/2016 144A                                  1,000,000           920,000
            ====================================================                                 =========           =======
            United Rentals North America, Inc., 6.50%, 02/15/2012 144A                           1,000,000           945,000
            ===========================================================                          =========           =======

                                                                                                                   8,745,000

                                                                                                           ------------------


            Machinery  1.4%
            Case New Holland, Inc., 9.25%, 08/01/2011 144A                                       1,000,000         1,055,000
            ===============================================                                      =========         =========
            Cummins, Inc., 9.50%, 12/01/2010                                                     1,000,000         1,140,000
            =================================                                                    =========         =========
            Terex Corp., 7.375%, 01/15/2014 144A                                                 1,000,000           980,000
            =====================================                                                =========           =======

                                                                                                                   3,175,000

                                                                                                           ------------------


            Transportation Infrastructure  1.2%
            Aviall, Inc., 7.625%, 07/01/2011                                                     1,520,000         1,580,800
            =================================                                                    =========         =========
            Offshore Logistics, Inc., 6.125%, 06/15/2013                                         1,000,000           935,000
            =============================================                                        =========           =======

                                                                                                                   2,515,800

                                                                                                           ------------------


            INFORMATION TECHNOLOGY  0.5%
            IT Services  0.5%
            Unisys Corp., 6.875%, 03/15/2010                                                     1,000,000         1,030,000
            =================================                                                    =========         =========

            MATERIALS  5.4%
            Chemicals  3.5%
            Equistar Chemicals LP, 10.625%, 05/01/2011                                           1,000,000         1,102,500
            ===========================================                                          =========         =========
            Ethyl Corp., 8.875%, 05/01/2010                                                      1,000,000         1,060,000
            ================================                                                     =========         =========
            Huntsman Advanced Materials LLC:
            ================================
            11.00%, 07/15/2010 144A                                                              1,000,000         1,117,500
            ========================                                                             =========         =========
            11.625%, 10/15/2010                                                                  1,000,000         1,082,500
            ====================                                                                 =========         =========
            Lyondell Chemical Co., 9.50%, 12/15/2008                                             1,000,000         1,035,000
            =========================================                                            =========         =========
            Nalco Co., 7.75%, 11/15/2011 144A                                                    1,000,000         1,050,000
            ==================================                                                   =========         =========
            Noveon, Inc., Ser. B, 11.00%, 02/28/2011                                             1,000,000         1,192,500
            =========================================                                            =========         =========

                                                                                                                   7,640,000

                                                                                                           ------------------


            Containers & Packaging  0.9%
            Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026                                      1,000,000           850,000
            ================================================                                     =========           =======
            Stone Container Corp., 9.75%, 02/01/2011                                             1,000,000         1,090,000
            =========================================                                            =========         =========

                                                                                                                   1,940,000

                                                                                                           ------------------


            Metals & Mining  0.5%
            U.S. Steel Corp., 10.75%, 08/01/2008                                                 1,000,000         1,135,000
            =====================================                                                =========         =========

                                                                                                           ------------------


            Paper & Forest Products  0.5%
            Millar Western Forest Products, 7.75%, 11/15/2013 144A                               1,000,000         1,005,000
            =======================================================                              =========         =========

                                                                                                           ------------------


            TELECOMMUNICATION SERVICES  1.4%
            Diversified Telecommunication Services  0.5%
            Insight Midwest LP, 10.50%, 11/01/2010                                               1,000,000         1,090,000
            =======================================                                              =========         =========

                                                                                                           ------------------


            Wireless Telecommunications Services  0.9%
            Nextel Communications, Inc., 5.95%, 03/15/2014                                       1,000,000           932,500
            ===============================================                                      =========           =======
            Rural Cellular Corp., 8.25%, 03/15/2012 144A                                         1,000,000         1,030,000
            =============================================                                        =========         =========

                                                                                                                   1,962,500

                                                                                                           ------------------


            UTILITIES  0.5%
            Multi-Utilities & Unregulated Power  0.5%
            Reliant Resources, Inc., 9.50%, 07/15/2013                                           1,000,000         1,065,000
            ===========================================                                          =========         =========

            Total Corporate Bonds  (cost $76,858,591)                                                             75,037,875
            ==========================================                                                            ==========

            YANKEE OBLIGATIONS-CORPORATE  0.4%
            TELECOMMUNICATION SERVICES  0.4%
            Wireless Telecommunications Services  0.4%
            Rogers Wireless, Inc., 6.375%, 03/01/2014 144A (cost $930,325)                       1,000,000           942,500
            ===============================================================                      =========           =======

                                                                                                           ------------------


                                                                                                Shares           Value

                                                                                            ---------------------------------

            COMMON STOCKS  67.0%
            CONSUMER DISCRETIONARY  3.3%
            Specialty Retail  3.3%
            Snam Rete Gas, Inc.                                                                  1,700,000         7,164,978
            ====================                                                                 =========         =========

                                                                                                           ------------------


            ENERGY  7.5%
            Oil & Gas  7.5%
            Eni SpA                                                                                400,000         8,155,736
            ========                                                                               =======         =========
            Pennon Group LLC                                                                       200,000         2,699,716
            =================                                                                      =======         =========
            Western Gas Resources, Inc.                                                            100,000         5,530,000
            ============================                                                           =======         =========

                                                                                                           ------------------


                                                                                                                  16,385,452

                                                                                                           ------------------


            INDUSTRIALS  4.2%
            Industrial Conglomerates  4.2%
            Allete, Inc.                                                                            50,000         1,737,500
            =============                                                                           ======         =========
            Severn Trent, Inc.                                                                     500,000         7,404,516
            ===================                                                                    =======         =========

                                                                                                                   9,142,016

                                                                                                           ------------------


            INFORMATION TECHNOLOGY  1.0%
            Communications Equipment  1.0%
            Sierra Wireless, Inc.                                                                   75,000         2,092,500
            ======================                                                                  ======         =========

                                                                                                           ------------------


            TELECOMMUNICATION SERVICES  1.2%
            Diversified Telecommunication Services  1.2%
            BellSouth Corp.                                                                        100,000         2,496,000
            ================                                                                       =======         =========

                                                                                                           ------------------


            UTILITIES  49.8%
            Electric Utilities  35.6%
            American Electric Power Co., Inc.                                                      175,000         5,559,750
            ==================================                                                     =======         =========
            Cleco Corp.                                                                             75,000         1,301,250
            ============                                                                            ======         =========
            Dominion Resources, Inc.                                                               175,000        11,019,750
            =========================                                                              =======        ==========
            DPL, Inc.                                                                              100,000         1,975,000
            ==========                                                                             =======         =========
            Enel                                                                                 1,175,000         7,787,408
            =====                                                                                =========         =========
            Entergy Corp.                                                                          215,000        11,741,150
            ==============                                                                         =======        ==========
            Exelon Corp.                                                                           350,000        11,655,000
            =============                                                                          =======        ==========
            FirstEnergy Corp.                                                                      150,000         5,850,000
            ==================                                                                     =======         =========
            Hawaiian Electric Industries, Inc.                                                     150,000         7,291,500
            ===================================                                                    =======         =========
            Pepco Holdings, Inc.                                                                   250,000         4,600,001
            =====================                                                                  =======         =========
            TXU Corp.                                                                              200,000         8,530,000
            ==========                                                                             =======         =========

                                                                                                                  77,310,809

                                                                                                           ------------------


            Multi-Utilities & Unregulated Power  14.2%
            Crosstex Energy, Inc.                                                                   14,000           586,320
            ======================                                                                  ======           =======
            Duke Energy Corp.                                                                      450,000         8,973,000
            ==================                                                                     =======         =========
            Scana Corp.                                                                            200,000         7,116,000
            ============                                                                           =======         =========
            United Utilities Plc                                                                 1,000,000         9,961,273
            =====================                                                                =========         =========
            Vectren Corp.                                                                          175,000         4,200,000
            ==============                                                                         =======         =========

                                                                                                                  30,836,593

                                                                                                           ------------------


            Total Common Stocks  (cost $147,900,727)                                                             145,428,348
            =========================================                                                            ===========

                                                                                                           ------------------


            PREFERRED STOCKS 0.4%
            FINANCIALS 0.4%
            Diversified Financial Services 0.4%
            Genworth Financial Inc. (cost $765,000)                                                 30,600          779,534
                                                                                                    ======          =======


                                                                                                           ------------------


                                                                                                Shares           Value

                                                                                            ---------------------------------

            SHORT-TERM INVESTMENTS  14.5%
            MUTUAL FUND SHARES  14.5%
            Evergreen Institutional Money Market Fund 0 (cost $31,580,858)                      31,580,858        31,580,858
            ===============================================================                     ==========        ==========

                                                                                                           ------------------


            Total Investments (cost $256,194,004)  116.9%                                                        253,769,115
            =============================================                                                        ===========
            Other Assets and Liabilities  (16.9%)                                                               (36,595,609)
            =====================================                                                               ============

                                                                                                           ------------------

            Net Assets  100.0%                                                                                 $217,173,506
            ==================                                                                                 =============

                                                                                                           ------------------


144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under the guidelines established by the Board of Trustees.

0 Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations:

REIT         Real Estate Investment Trust

See Notes to Financial Statements


 EVERGREEN UTILITIES AND HIGH INCOME FUND

                          Notes to Financial Statements
                            May 31, 2004 (Unaudited)


1.  ORGANIZATION

Evergreen Utilities and High Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund's investment objective is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a.  Valuation of investments
Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.  Repurchase agreements
Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund's name until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c.  Reverse repurchase agreements
To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d.  Foreign currency translation
All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.


e.  When-issued and delayed delivery transactions
The Fund records when-issued securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f.  Security transactions and investment income
Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g.  Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains. Accordingly, no provision for federal taxes is required.

h.  Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Shareholders have the option of receiving their dividends in cash or in the Fund's common shares in accordance with the Fund's Automatic Dividend Reinvestment Plan.

3.       ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund's average daily total assets

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup certain amounts waived and/or reimbursed up to a period of three years following the end the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate of 0.05% of the Fund's average daily total assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the period ended May 31, 2004, the Fund paid brokerage commissions of $15,000 to Wachovia Securities, LLC.

4.  CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of common shares, without par value. For the period from April 30, 2004 (commencement of operations) to May 31, 2004, the Fund issued 11,505,000 shares of common shares.

5.  SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $53,087,745 and $30,113,313, respectively, for the period ended May 31, 2004.

During the period ended May 31, 2004, the Fund entered into reverse repurchase agreements. The average daily balance of reverse repurchase agreements outstanding during the period ended May 31, 2004 was approximately $20,338,282 at a weighted average interest rate of 1.80 %. The maximum amount outstanding under reverse repurchase agreements during the period ended May 31, 2004 was $40,065,000 (including accrued interest). During the period ended May 31, 2004, the Fund paid $31,039 in interest expense representing 0.17 % of the Fund's average daily net assets (on an annualized basis).

At May 31, 2004, reverse repurchase agreements outstanding were as follows:

  Repurchase Amount                                                  Maturity
                            Counterparty          Interest Rate         Date
  ------------------- -------------------------- ---------------- --------------
         $39,055,895       Lehman Brothers              1.50%       06/15/2004

On May 31, 2004, the aggregate cost of securities for federal income tax purposes was $256,194,004. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,258,976 and $4,683,865, respectively, with a net unrealized depreciation of $2,424,889.

6.  DEFERRED TRUSTEES' FEES
Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. CONCENTRATION OF RISK
The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

8. AUTOMATIC DIVIDEND REINVESTMENT PLAN
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan ("the Plan"). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent", in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

APPENDIX A - DESCRIPTION OF RATINGS

                      CORPORATE AND MUNICIPAL BOND RATINGS

     The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns. A rating is an opinion of an issuer's ability to pay interest and/or principal when due. Ratings reflect an issuer's overall financial strength and whether it can meet its financial commitments under various economic conditions.

     If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

     The principal rating services, commonly used by the Fund and investors generally, are Moody's, Fitch and S&P. Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

                                       COMPARISON OF LONG-TERM BOND RATINGS

     ================== ================ =============== =================================================

     MOODY'S            S&P              FITCH           Credit Quality
     ================== ================ =============== =================================================
     ------------------ ---------------- --------------- -------------------------------------------------

     Aaa                AAA              AAA             Excellent Quality (lowest risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Aa                 AA               AA              Almost Excellent Quality (very low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     A                  A                A               Good Quality (low risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Baa                BBB              BBB             Satisfactory Quality (some risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Ba                 BB               BB              Questionable Quality (definite risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     B                  B                B               Low Quality (high risk)
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

     Caa/Ca/C           CCC/CC/C         CCC/CC/C        In or Near Default
     ------------------ ---------------- --------------- -------------------------------------------------
     ------------------ ---------------- --------------- -------------------------------------------------

                        D                DDD/DD/D        In Default
     ================== ================ =============== =================================================


                                 CORPORATE BONDS

                                LONG-TERM RATINGS

Moody's Corporate Long-Term Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action. An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. Securities are not meeting current obligations and are extremely speculative. DDD designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, DD indicates expected recovery of 50%-90% of such outstandings, and D the lowest recovery potential, i.e. below 50%.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC.


CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--   Leading market positions in well-established industries.

--   High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected. S&P changes ratings to D either:

o On the day an interest and/or principal payment is due and is not paid. An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

o Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue. In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.


                                 MUNICIPAL BONDS

                                LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Issuer Ratings

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidence by many of the following characteristics.

--   Leading market positions in well-established industries.

--   High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

-- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Municipal Short-Term Loan Ratings

MIG 1 This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 This designation denotes favorable quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG This designation denotes speculative quality. Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

                 APPENDIX B--PROXY VOTING POLICY AND PROCEDURES



                  Evergreen Investment Management Company, LLC

                       Proxy Voting Policy and Procedures

                       ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles


Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee


EIMCOhas established a corporate governance committee (Committee) which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest


EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking


EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary


I.       The Board of Directors

Voting on Director Nominees in Uncontested Elections


Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse

o    Implement or renew a dead-hand or modified dead-hand poison pill

o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    Have  failed  to  act  on  takeover   offers  where  the  majority  of  the
     shareholders have tendered their shares

o Are inside directors and sit on the audit, compensation, or nominating committees

o Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO


Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.


Proposals Seeking a Majority of Independent Directors


Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements


Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board. Term of Office


Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits


Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection


Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.

Charitable Contributions


Vote against proposals regarding charitable contributions.

II.      Proxy Contests

Voting for Director Nominees in Contested Elections


Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses


Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.     Auditors

Ratifying Auditors


Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.




IV.      Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections


Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.



Shareholder Ability to Remove Directors


Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting


Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings


Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent


Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board


Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.       Tender Offer Defenses

Poison Pills


Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions


Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail


Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail


Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights


Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws


Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers


Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for mergers and other significant business combinations.

White Squire Placements


Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.      Miscellaneous Governance Provisions

Confidential Voting


Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access


Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals


Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees


Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization


Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends


Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits


Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock


Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock


Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock


Vote for management proposals to reduce the par value of common stock.

Preemptive Rights


Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings


Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control--Will the transaction result in a change in control of the company? Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs


Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock


Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

o    adverse governance changes

o    excessive increases in authorized capital stock

o    unfair method of distribution

o    diminution of voting rights

o    adverse conversion features

o    negative impact on stock option plans

o    other alternatives such as spinoff


VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and
(3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options


Vote  on  management   proposals  seeking  approval  to  reprice  options  on  a
case-by-case basis.

Director Compensation


Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans


Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features


Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals


Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.



Amendments to Increase Shares and Retain Tax Deductions Under OBRA


Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans


Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay


Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes


Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)


Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans


Vote for proposals to implement a 401(k) savings plan for employees.

IX.      State of Incorporation

Voting on State Takeover Statutes


Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals


Proposals to change a company's state of incorporation should be examined on a case-by-case basis.




X.       Mergers and Corporate Restructurings

Mergers and Acquisitions


Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring


Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs


Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales


Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations


Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights


Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name


Vote for changing the corporate name.

XI.      Mutual Fund Proxies

Election of Directors


Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

o attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

o ignore a shareholder proposal that is approved by a majority of shares outstanding

o ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

o    are interested directors and sit on the audit or nominating committee

o are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund


Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests


Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements


Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares


Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals


Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies


Vote these proposals on a case-by-case basis, considering the following factors:
potential  competitiveness;   regulatory  developments;  current  and  potential
returns; and current and potential risk.


Changing a Fundamental Restriction to a Nonfundamental Restriction


Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental


Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals


Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.



Disposition of Assets/Termination/Liquidation


Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document


Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund


Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification


Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval


Vote against these proposals.

Distribution Agreements


Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure


Vote for the establishment of a master-feeder structure.

Changes to the Charter Document


Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers



Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals


Establish Director Ownership Requirement


Vote against the establishment of a director ownership requirement.


Reimburse Shareholder for Expenses Incurred


Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor


Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


XII.     Social and Environmental Issues

Energy and Environment


In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally,  vote  for  disclosure  reports  that  seek  additional  information,
particularly   when  it  appears   companies  have  not   adequately   addressed
shareholders' environmental concerns.

South Africa


In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland


In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business


In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies


In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis


In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination


In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights


In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing


In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally,   vote  for  disclosure  reports  that  seek  additional  information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues


In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally,   vote  for  disclosure  reports  that  seek  additional  information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

                             APPENDIX C

              EVERGREEN UTILITIES AND HIGH INCOME FUND

                     STATEMENT OF PREFERENCES OF

                      AUCTION PREFERRED SHARES





TABLE OF CONTENTS

DEFINITIONS...................................................................2


PART I.......................................................................38

Number of Authorized Shares..................................................38

Dividends....................................................................38

Designation of Special Rate Periods..........................................43

Voting Rights................................................................44

Investment Company Act Preferred Share Asset Coverage........................50

Preferred Shares Basic Maintenance Amount....................................50

Restrictions on Dividends and Other Distributions............................52
                                                          =
Rating Agency Restrictions...................................................54

Redemption...................................................................58

Liquidation Rights...........................................................62

Miscellaneous................................................................63


PART II......................................................................64

Orders.......................................................................64

Submission of Orders by Broker-Dealers to Auction Agent......................66

Determination of Sufficient Clearing Bids, Winning Bids
Rate and Applicable Rate.....................................................68

Acceptance and Rejection of Submitted Bids and Submitted Sell
Orders and Allocation of Shares..............................................70

Auction Agent................................................................72

Transfer of Preferred Shares.................................................73

Global Certificate...........................................................73

Force Majeure................................................................73

     EVERGREEN UTILITIES AND HIGH INCOME FUND, a Delaware statutory trust (the "Fund"), certifies that:


     First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article III of the Fund's Amended and Restated Agreement and Declaration of Trust, dated February 9, 2004 (which, as hereafter restated or amended from time to time is, together with this Statement, herein called the "Declaration"), the Board of Trustees adopts this Statement of Preferences of Auction Preferred Shares (the "Statement"), authorizes the establishment, designation and issuance of an unlimited number of shares of the Fund's Auction Preferred Shares, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared), having the designation or designations as set forth in this Statement (the "Preferred Shares").

     Second: That 3,200 shares of Preferred Shares are hereby designated as Auction Preferred Shares, Series M28.


     Third: That any provision of the Declaration that conflicts with or is inconsistent with the provisions of this Statement are hereby amended to conform to the terms of this Statement. As set forth herein, this Statement shall be deemed to be a supplement to and amendment of the Declaration.


     Fourth: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations of the shares of the Auction Preferred Shares, Series M28 (hereinafter the "Series M28 Preferred Shares") are as set forth in this Statement.


                                DEFINITIONS

     As used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "Accountant's  Confirmation"  has the meaning set forth in Section  6(c) of
Part I of this Statement.

     "Adviser" means the Fund's investment adviser which initially shall be Evergreen Investment Management Company, LLC.

     "Affected Series" has the meaning set forth in Section 4(c) of Part I of this Statement.

     "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Fund.

     "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Bidder.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on the Preferred Shares for any Dividend Period.


     "Applicable Percentage" means the percentage determined based on the lower of the credit ratings assigned to the Series M28 Preferred Shares on such date by S&P and Fitch as follows:


                                 Credit Ratings                          Applicable
                                                                         Percentage

                           S&P                     Fitch



                           AAA                      AAA                       125%
                           ===                                                   ==
                      AA- to AA+                AA- to AA+                    150%
                       ===     ===                                               =
                       A- to A+                  A- to A+                     200%
                         =      =                                                =
                     BBB- to BBB+               BBB- to BBB+                  250%
                                                ====     ====                  =
                     BB+ and lower              BB+ and lower                 300%
                        ===                                                    ==


     For purposes of this definition, the "prevailing rating" of the Series M28 Preferred Shares shall be (i) AAA if such shares have a rating of AAA by S&P or Fitch or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by S&P or Fitch or the equivalent of such rating by such agencies or a Substitute Rating Agency or Substitute Rating Agencies,
(iii) if not AA- or higher, then A- if such shares have a rating of A- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies, (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by S&P or Fitch or the equivalent of such ratings by such agencies or Substitute Rating Agency or Substitute Rating Agencies, (v) if not BBB- or higher, then below BBB-.

     The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable S&P and Fitch to provide a rating for the Series M28 Preferred Shares. If S&P or Fitch shall not make such a rating available, the Fund shall select another Rating Agency to act as a Substitute Rating Agency. Notwithstanding the foregoing, the Fund shall not be required to have more than one Rating Agency provide a rating for the Series M28 Preferred Shares.

     "Applicable Spread" means the spread determined based on the credit rating assigned to the Series M28 Preferred Shares on such date by S&P (if S&P is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:



                                                                  Applicable
                         Credit Ratings                             Spread
   -------------------              -----------------               ======
            S&P                        Fitch
            ===                        ====
            AAA                         AAA                       125 bps
             ===                                                    ===
        AA- to AA+                  AA- to AA+                    150 bps
         ===     ===                                                ===
         A- to A+                    A- to A+                     200 bps
           =      =                                                 ===
       BBB- to BBB+                BBB- to BBB+                   250 bps
        ====     ====                                               ===
       BB+ and lower               BB+ and lower                  300 bps
        ===                                                         ===



     For purposes of this definition, the "prevailing rating" of the Series M28 Preferred Shares shall be (i) AAA if such shares have a rating of AAA by S&P or Fitch or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies; (ii) if not AAA, then AA- if such shares have a rating of AA- or better by S&P or Fitch or the equivalent of such rating by such agencies or a Substitute Rating Agency or Substitute Rating Agencies,
(iii) if not AA- or higher, then A- if such shares have a rating of A- or better by S&P or Fitch or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies, (iv) if not A- or higher, then BBB- if such shares have a rating of BBB- or better by S&P or Fitch or the equivalent of such ratings by such agencies or Substitute Rating Agency or Substitute Rating Agencies, (v) if not BBB- or higher, then below BBB-.


     The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

     "Approved Foreign Nations" has the meaning set forth in the definition of "Fitch Eligible Assets."

     "Approved Price" means the "fair value" as determined by the Fund in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Fund and for which the Fund receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Shares.

     "Auction Date" with respect to any Rate Period shall mean the Business Day next preceding the first day of such Rate Period.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Part II of this Statement.

     "Available  Preferred Shares" shall have the meaning specified in paragraph
(a) of Section 3 of Part II of this Statement.

     "Bank Loans" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares or a Broker-Dealer that holds Preferred Shares for its own account.

     "Bid" and "Bids" shall have the respective  meanings specified in paragraph
(a) of Section 1 of Part II of this Statement.

     "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.


     "Bloomberg Industry Classifications" means, for the purposes of determining both Fitch Eligible Assets and S&P Eligible Assets, industry classifications as Bloomberg defines them.


     The  Fund  shall  use  its   discretion  in   determining   which  industry
classification is applicable to a particular investment.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "Canadian Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

     "Closing Transaction" has the meaning set forth in Section 8(a) of Part I of this Statement.

     "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Fund.

     "Cure Date" shall mean the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date.


     "Date of Original Issue" means the date on which the Fund first issues Series M28 Preferred Shares.


     "Debt Securities" has the meaning set forth in paragraph (iv) of the definition of "Fitch Eligible Assets."

     "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.


     "Discount Factor" means a Fitch Discount Factor or a S&P Discount Factor, as applicable.

     "Discounted Value" of any asset of the Fund means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

     "Dividend Payment Date" shall mean any date on which dividends are payable on the Series M28 Preferred Shares pursuant to the provisions of paragraph (d) of Section 2 of Part I of this Statement.

     "Dividend Period" shall mean the period from and including the Date of Original Issue of the Series M28 Preferred Shares to but excluding the initial Dividend Payment Date for the Series M28 Preferred Shares and any period thereafter from and including one Dividend Payment Date for the Series M28 Preferred Shares to but excluding the next succeeding Dividend Payment Date for the Series M28 Preferred Shares.

     "Eligible Asset" means a Fitch Eligible Asset (if Fitch is then rating the Preferred Shares), a S&P Eligible Asset (if S&P is then rating the Preferred Shares) and/or any asset included in the calculations used by any Rating Agency then rating the Preferred Shares for purposes of determining such Rating Agency's rating on the Preferred Shares, as applicable.


     "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Fund, that is listed as the holder of record of Preferred Shares in the Share Books.


     "Failure to Deposit" shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for the Series M28 Preferred Shares, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any Series M28 Preferred Share or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for the Series M28 Preferred Shares in the City of New York, New York, the Redemption Price to be paid on such redemption date for any Series M28 Preferred Share after Notice of Redemption is mailed pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.




     "Fitch" means Fitch Ratings or its successors.

     "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows, provided however, that for unhedged foreign investments a discount factor of 105% shall be applied to the Market Value thereof otherwise determined in accordance with the procedures below, provided further that, if the foreign issuer of such unhedged foreign investment is from a country whose sovereign debt rating in a non-local currency is not assigned a rating of `AA' or better by Fitch, a discount factor of 117% shall be applied to the Market Value thereof otherwise determined in accordance with the procedures below. According to Fitch guidelines, the portfolio coverage ratio of Fitch Eligible Assets to liabilities should not be less than 100% in order to maintain the rating of "AAA." The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

     (i) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

------------------ ------------ ------------- ------------ ------------ ------------ -------------------
Term to Maturity   AAA          AA            A            BBB          BB           Not Rated or
of Corporate                                                                         Below BB(1)
Debt Security
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
3 years or less    106.38%      108.11%       109.89%      111.73%      129.87%      151.52%
(but longer than
1 year)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
5 years or less    111.11%      112.99%       114.94%      116.96%      134.24%      151.52%
(but longer than
3 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------





------------------ ------------ ------------- ------------ ------------ ------------ -------------------
7 years or less    113.64%      115.61%       117.65%      119.76%      135.66%      151.52%
(but longer than
5 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
10 years or less   115.61%      117.65%       119.76%      121.95%      136.74%      151.52%
(but longer than
7 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
15 years or less   119.76%      121.95%       124.22%      126.58%      139.05%      151.52%
(but longer than
10 years)
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
------------------ ------------ ------------- ------------ ------------ ------------ -------------------
More than 15       124.22%      126.58%       129.03%      131.58%      144.55%      151.52%
years
------------------ ------------ ------------- ------------ ------------ ------------ -------------------



(1) If a  security  is not  rated by Fitch  but is  rated  by two  other  Rating
Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "Not Rated or Below BB" in this table.

     The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a Debt Security rated B by Fitch shall apply to any non-Performing Debt Security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a Debt Security rated CCC by Fitch shall apply to any non-Performing Debt Security with a price less than $0.90 but equal to or greater than $0.20. If a Debt Security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the Debt Security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB-will be used). The Fitch Discount Factor for a Debt Security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 110%.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to (i) interest rate swaps and caps, whereby the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table; and (ii) tradable credit baskets, whereby the ratings in the table will be applied to the underlying securities and the Market Value of each underlying security will be its proportionate amount of the Market Value of the tradable credit baskets. The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to preferred trust certificates, the rating on which will by determined by the underlying debt instruments in the trust, unless such preferred trust certificates are determined by Fitch to qualify for a traditional equity discount factor, in which case the Fitch Discount Factor shall be 370%.

     (ii) PREFERRED SHARES:

                   Preferred Shares                             Discount Factor
AAA Taxable Preferred                                                130%
AA Taxable Preferred                                                 133%
A Taxable Preferred                                                  135%
BBB Taxable Preferred                                                139%
BB Taxable Preferred                                                 154%
Not rated or below BB Taxable Preferred                              161%
Investment Grade DRD Preferred                                       164%
Not rated or below Investment Grade DRD Preferred                    200%



     (iii) SHORT-TERM INSTRUMENTS: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash, including shares of affiliated money market funds held in conjunction with the Fund's nightly sweep account.

     (iv) U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:

TIME REMAINING TO MATURITY                               DISCOUNT FACTOR
1 year or less                                                101.5%
2 years or less (but longer than 1 year)                      103%
3 years or less (but longer than 2 years)                     105%
4 years or less (but longer than 3 years)                     107%
5 years or less (but longer than 4 years)                     109%
7 years or less (but longer than 5 years)                     112%
10 years or less (but longer than 7 years)                    114%
Greater than 10 years                                         122%

     (v) CONVERTIBLE SECURITIES. The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

     If a  security  is not  rated by Fitch  but is  rated by two  other  Rating
Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any Rating Agency, the Fund will treat the security as if it were below investment grade.

     (vi) RULE 144A SECURITIES: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

     (vii)   ASSET-BACKED  AND   MORTGAGE-BACKED   SECURITIES:   The  percentage
determined by reference to the asset type in accordance with the table set forth below.

ASSET TYPE (WITH TIME REMAINING TO MATURITY, IF APPLICABLE) DISCOUNT
                                                                 FACTOR

U.S. Treasury/agency securities (10 years or less)                              118%
U.S. Treasury/agency securities (greater than 10 years)                         127%
U.S. agency sequentials (10 years or less)                                      128%
U.S. agency sequentials (greater than 10 years)                                 142%
U.S. agency principal only securities                                           236%
U.S. agency interest only securities (with Market Value greater than $0.40)     696%
U.S. agency interest only securities                                            214%
         (with Market Value less than or equal to $0.40)
AAA LockOut securities, interest only                                           236%
U.S. agency planned amortization class bonds (10 years or less)                 115%
U.S. agency planned amortization class bonds (greater than 10 years)            136%
AAA sequentials (10 years or less)                                              118%
AAA sequentials (greater than 10 years)                                         135%
AAA planned amortization class bonds (10 years or less)                         115%
AAA planned amortization class bonds (greater than 10 years)                    140%
Jumbo mortgage rated AAA(1)                                                     123%
Jumbo mortgage rated AA(1)                                                      130%
Jumbo mortgage rated A(1)                                                       136%
Jumbo mortgage rated BBB(1)                                                     159%
Commercial mortgage-backed securities rated AAA                                 131%
Commercial mortgage-backed securities rated AA                                  139%
Commercial mortgage-backed securities rated A                                   148%
Commercial mortgage-backed securities rated BBB                                 177%
Commercial mortgage-backed securities rated BB                                  283%
Commercial mortgage-backed securities rated B                                   379%
Commercial mortgage-backed securities rated CCC or not rated                    950%


     (1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

           (viii) BANK LOANS: The percentage determined by reference to the Fitch Loan Category in accordance with the table set forth below.

          FITCH LOAN CATEGORY                 DISCOUNT FACTOR
                A                                   126%
                B                                   157%
                C                                   184%
                D                                   433%

     The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, and the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table.

     (ix) MUNICIPAL DEBT OBLIGATIONS: The Fitch Discount Factor applied to municipal debt obligations will be the percentage determined by reference to the table set forth below:

------------------- -----------------------------------------------------------------------------------------
                                                     FITCH RATING CATEGORY
------------------- -----------------------------------------------------------------------------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
FITCH EXPOSURE      AAA (1)        AA (1)        A (1)        BBB (1)        F1 (2)      UNRATED (3)
PERIOD
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
7 weeks             151%           159%          166%         173%           136%        225%
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
8 weeks or less     154%           161%          168%         176%           137%        231%
but greater than
7 weeks
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
------------------- -------------- ------------- ------------ -------------- ----------- --------------------
9 weeks or less     158%           163%          170%         177%           138%        240%
but greater than
8 weeks
------------------- -------------- ------------- ------------ -------------- ----------- --------------------

-------------------------------------------------------------------------------------------------------------

(1) Fitch rating.

(2) Municipal debt obligations rated by Fitch which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

(3) If a  security  is not  rated by Fitch  but is  rated  by two  other  Rating
Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any Rating Agency, the Fund will use the percentage set forth under "Unrated" in this table.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to interest rate swaps and caps, and the rating of the counterparty to the swap or cap will be the rating used to determine the Fitch Discount Factor in the table. The Fitch Discount Factors presented in the immediately preceding table will also apply to municipal debt obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the securities, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

     (x) FOREIGN BONDS: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

         (xi) REITS.

(a) Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

                                                          Discount Factor(1)(2)
REIT or Other Real Estate Company Preferred Shares                         154%
REIT or Other Real Estate Company Common Stock                             196%

(b) Corporate Debt Securities of REITs:
Term to Maturity..         AAA    AA    A      BBB       BB       B       CCC
----------------  ---      --         -     ---         --           -    ---
1 year....... ....         111%   114%  117%   120%      121%     127%    227%
2 year....... ....         116%   125%  125%   127%      132%     137%    137%
3 year............         121%   123%  127%   131%      133%     140%    225%
4 year............         126%   126%  129%   132%      136%     140%    164%
5 year....... ....         131%   132%  135%   139%      144%     149%    185%
7 year....... ....         140%   143%  146%   152%      159%     167%    228%
10 year...... ....         141%   143%  147%   153%      160%     168%    232%
12 year...... ....         144%   144%  150%   157%      165%     174%    249%
15 year...... ....         148%   151%  155%   163%      172%     182%    274%
20-30 year... ....         152%   156%  160%   169%      180%     191%    306%



     (1) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

     (2) If a security is unrated by Fitch, but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other Rating Agency, and the security is above investment grade, then the security will be notched one rating category, i.e., considered as if it had been rated one rating category lower than the rating category assigned by that Rating Agency, for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other Rating Agency, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

     (xii) STRUCTURED NOTES: The Fitch Discount Factor applied to Structured Notes will be (A) in the case of a corporate issuer, the Fitch Discount Factor determined in accordance with paragraph (i) under this definition, whereby the rating on the issuer of the Structured Note will be the rating on the Structured Note for purposes of determining the Fitch Discount Factor in the table in paragraph (i); and (B) in the case of an issuer that is the U.S. government or an agency or instrumentality thereof, the Fitch Discount Factor determined in accordance with paragraph (iii) under this definition.

     "Fitch Eligible Assets" means

     (i) cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

     (ii) Preferred shares if (i) dividends on such preferred shares are cumulative, (ii) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (iii) the issuer of such preferred shares is listed on the New York Stock Exchange, American Stock Exchange, NASDAQ, or FTSE and has a market capitalization of at least $500 million, and (iv) the issuer of such preferred shares has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred shares issue must be at least $50 million;

     (iii)  Common  stocks  (i) (a)  which  are  traded  on the New  York  Stock
Exchange, the American Stock Exchange, the NASDAQ, FTSE or in the over-the-counter market, (b) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (c) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (2) the Fund's holding of the common stock of any issuer in excess of 5% will not be considered a Fitch Eligible Asset; (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations") shall not be a Fitch Eligible Asset;

     (iv) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months. Unrated securities will not be considered Eligible Assets;

     (v) U.S. Government Securities and U.S. Treasury Strips;

     (vi) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment adviser or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; and (C) such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign
Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

     (vii) asset-backed and mortgage-backed securities;

     (viii) Rule 144A Securities;

     (ix) Bank Loans;

     (x) municipal debt obligations that (a) pay interest in cash (b) are part of an issue of municipal debt obligations of at least $5 million, except for municipal debt obligations rated below A by Fitch or the equivalent rating by another Rating Agency, in which case the minimum issue size is $10 million;

     (xi) Structured Notes;

     (xii) tradable credit baskets (e.g., Traded Custody Receipts or TRACERS and Targeted Return Index Securities Trust or TRAINS);

     (xiv) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued;

     (xv) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies; and

     (xvi) Unrated Debt Securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; and (3) is current on all preferred stock dividends.

     Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares.

     Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

     Diversification. Fitch requires that the Fund adhere to a maximum single issuer concentration, with respect to 75% of its assets, of 5% of total assets.

     Fitch Diversification Limitations. Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:


         Security Rated At            Maximum Single            Maximum Single          Minimum Issue Size
         Least                           Issuer(1)             Industry(1),(2)          ($ in million)(3)

         AAA                                100%                      100%                     $100
         AA-                                20                        75                        100
         A-                                 10                        50                        100
         BBB-                                6                        25                        100
         BB-                                 4                        16                         50
         B-                                  3                        12                         50
         CCC                                 2                         8                         50



     If a security is not rated by Fitch, look to the lower of Moody's or S&P rating.

    (1) Percentages represent a portion of the aggregate market value of corporate debt securities.
    (2) Industries are determined according to Bloomberg's Industry Classifications, as defined herein.
    (3) Preferred stock has a minimum issue size of $50 million for all rating categories in the table.

          "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

          "Fitch Hedging Transactions" has the meaning set forth in Section 8 of
     Part I of this Declaration.

          "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

               (i) "Fitch Loan Category A" means Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

               (ii) "Fitch Loan Category B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

               (iii) "Fitch Loan Category C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

               (iv) "Fitch Loan Category D" means Bank Loans not described in any of the foregoing categories.

          Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

          "Foreign Bonds" has the meaning set forth in the definition of "Fitch Eligible Assets."

          "Forward Commitment" has the meaning set forth in Section 8 of Part I of this Statement.

          "Holder" means a Person identified as a holder of record of Preferred Shares in the Share Register.

          "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

          "Independent Accountant" means a nationally recognized accountant, or firm of accountants, that is, with respect to the Fund, an independent public accountant or firm of independent public accountants under the Securities Act and serving as such for the Fund.

          "Interest Equivalent" has the meaning set forth in the definition of "'AA' Financial Composite Commercial Paper Rate."


          "Initial Rate Period" shall have the meaning specified with respect to the Series M28 Preferred Shares in Section 2(d) of Part I of this Statement.


          "Investment Company Act" shall mean the Investment Company Act of 1940, as amended from time to time.

          "Investment Company Act Cure Date," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Share Asset Coverage (as required by Section 5 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

          "Investment Company Act Preferred Share Asset Coverage" shall mean asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

          "Late  Charge"  shall  have  the  meaning  specified  in  subparagraph
     (e)(i)(B) of Section 2 of Part I of this Statement.


          "LIBOR Dealers" means Citigroup Global Markets Inc. ("Citigroup") and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.


          "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately
     11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations,
     (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and
     (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

          "Liquidation Preference," with respect to a given number of Preferred Shares, means $25,000 times that number.

          "Lien" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

          "London Business Day" means any day on which commercial banks are generally open for business in London.


          "Market Value" of any asset of the Fund shall be the market value thereof determined by a Pricing Service. Market Value of any asset shall include any interest accrued thereon. A Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by a Pricing Service using methods which include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. A Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event a Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. The Fund shall notify Fitch and S&P of the valuation. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees of the Fund.


          "Maximum Rate" with respect to Preferred Shares for any Dividend Period will be the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth
     (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

          "Minimum Rate Period" shall mean any rate period of seven (7) Rate Period days.

          "Moody's" means Moody's Investors Service, Inc. or its successors.



          "Non-Payment Period Rate" means 300% of the applicable Reference Rate, provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and each of Fitch and S&P (and any Substitute Rating Agency in lieu of Fitch or S&P in the event Fitch or S&P shall not rate the Preferred Shares) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the Preferred Shares.


          "Notice of Redemption" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 9 of
     Part I of this Statement.

          "Notice of Special Rate Period" shall mean any notice with respect to a Special Rate Period of Preferred Shares pursuant to subparagraph (d)(i) of Section 3 of Part I of this Statement.

          "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

          "Outstanding" means, as of any date (i) with respect to Preferred Shares, Preferred Shares theretofore issued by the Fund except, without duplication, (A) any Preferred Shares theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given and Deposit Securities shall have been deposited in trust or segregated by the Fund pursuant to Section 9 of Part I of this Statement and (B) any Preferred Shares as to which the Fund or any Affiliate (other than an Affiliate that is a Broker-Dealer) thereof shall be a Beneficial Owner, provided that Preferred Shares held by an Affiliate shall be deemed outstanding for purposes of calculating the Preferred Shares Basic Maintenance Amount and (ii) with respect to other preferred shares of beneficial interest of the Fund, the meaning equivalent to that for Preferred Shares as set forth in clause (i).

          "Performing" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

          "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional Preferred Shares.

          "Potential Holder" means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring Preferred Shares (or, in the case of an Existing Holder, additional Preferred Shares).


          "Preferred Shares Basic Maintenance Amount," as of any Valuation Date, means the dollar amount equal (i) to the sum of (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for the Series M28 Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on the Series M28 Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of the Series M28 Preferred Shares to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 3(d)(i) of this Part I with respect to the Series M28 Preferred Shares, such Maximum Rate shall be the Maximum Rate for the Special Rate Period of the Series M28 Preferred Shares to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than the Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and
     (2) for those days during the period described in this subparagraph (D) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than the Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated non-interest expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payment to the Preferred Shares; (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(D) (including, without limitation, any payables for portfolio securities of the Fund purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1, or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).


          "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance Amount (as required by Section 6 of Part I of this Statement) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.


          "Preferred Shares Basic Maintenance Report" means a report signed by any of the President, Treasurer, any Vice President or any Assistant Treasurer of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the Preferred Shares Basic Maintenance Amount, the net asset value of the Fund, the trade price and the Fund's total return.

          "Pricing Service" means any of the pricing services listed below, provided such pricing service has been approved by the Board of Trustees of the Fund, for purposes of determining whether the Fund has Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount:

              Bear Stearns Pricing Direct              Securities Evaluation Services
              ===========================              ==============================
              Bloomberg                                J.J. Kenny Drake
              =========                                ================
              Bridge Global Pricing                    Standard & Poor's Evaluation Services
              =====================                    =====================================
              Data Resources Inc.                      Thomson Financial Securities Management
              ===================                      =======================================
              FT Interactive Data                      Telekurs
              ===================                      ========
              JP Morgan Pricing Services               Trepp Pricing Service
              ==========================               =====================
                                                       Van Kampen Merritt Investment
                                                       Advisory Corp Pricing Service
              Loan Pricing Corporation
              Reuters                                  CIBC World Markets




          "Quarterly Valuation Date" means the last Friday of the last month of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing August 27, 2004, provided that if such day is not a Business Day, then the immediately prior Business Day.


          "Rate Period" shall mean the Initial Rate Period of the Series M28 Preferred Shares and any Subsequent Rate Period, including any Special Rate Period, of the Series M28 Preferred Shares.


          "Rating Agency" means a nationally recognized statistical rating organization.

          "Redemption   Price"  shall  mean  the  applicable   redemption  price
     specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.


          "Reference Banks" means four major banks in the London interbank market selected by Citigroup or its affiliates or successors or such other party as the Fund may from time to time appoint.


          "Reference Rate" means LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

          "Reorganization Bonds" has the meaning set forth under the definition of "Fitch Eligible Assets."

          "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment adviser or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Fund.

          "S&P"  means  Standard  &  Poor's,   a  division  of  The  McGraw-Hill
     Companies, Inc., or its successors.


          "S&P Discount Factor" means, with respect to an S&P Eligible Asset specified below, the following applicable number, provided that the S&P Exposure Period is 20 Business Days or less:


                                                               DISCOUNT FACTOR FOR AAA RATING
TYPE OF S&P ELIGIBLE ASSET
Common Stock                                                                168%
DRD Eligible Preferred Stock with a senior                                  228%
========================================================                    ====
or preferred  stock rating of at least BBB-
=============================
REIT and Non-DRD Eligible Preferred Stock with a senior or                  155%
===========================================================                 ====
Stock with a senior or preferred stock rating
of at least BBB-
=======================================
DRD Eligible Preferred Stock with a senior                                  233%
========================================================                    ====
or preferred stock rating below BBB-
=======================
REIT and non-DRD Eligible Preferred                                         160%
===========================================================                 ====
Stock with a senior or preferred stock rating
below BBB-
=================================
Un-rated DRD Eligible Preferred Stock                                       238%
=====================================                                       ====
Un-rated Non-DRD Eligible and un-rated
REIT Preferred Stock                                                        165%
===========================================================                 ====
Convertible bonds rated AAA to AAA-                                         148%
===================================                                         ====
Convertible bonds rated AA+ to AA-                                          155%
==================================                                          ====
Convertible bonds rated A+ to A-                                            162%
================================                                            ====
Convertible bonds rated BBB+ to BBB-                                        168%
====================================                                        ====
Convertible bonds rated BB+ to BB-                                          175%
==================================                                          ====
Convertible bonds rated B+ to B-                                            182%
================================                                            ====
Convertible bonds rated CCC+ to CCC-                                        189%
====================================                                        ====
Fixed rate Preferred stock                                                228.10%
==========================                                                =======
Adjustable rate Preferred stock                                           198.29%
===============================                                           =======
Taxable Preferred stock (Non-DRD)                                         154.66%
=================================                                         =======
Convertible securities AAA                                                148.25%
==========================                                                =======
Convertible securities AA                                                 154.97%
=========================                                                 =======
Convertible securities A                                                  161.70%
========================                                                  =======
Convertible securities BBB                                                168.42%
==========================                                                =======
Convertible securities BB                                                 175.15%
=========================                                                 =======
Convertible securities B                                                  181.87%
========================                                                  =======
Convertible securities CCC                                                188.60%
==========================                                                =======
Treasury 1-year                                                           101.99%
===============                                                           =======
Treasury 2-year                                                           103.77%
===============                                                           =======
Treasury 5-year                                                           109.09%
===============                                                           =======
Treasury 10-year                                                          115.14%
================                                                          =======
Treasury 30-year                                                          126.33%
================                                                          =======
U.S. Agency Debt Securities                                               120.48%
===========================                                               =======
U.S. Agency Mortgage Securities 15-year                                   128.80%
=======================================                                   =======
U.S. Agency Mortgage Securities 30-year                                   131.20%
=======================================                                   =======
U.S. Agency Mortgage Securities 1/1 ARMS                                  121.70%
========================================                                  =======
U.S. Agency Mortgage Securities 3/1 ARMS                                  122.10%
========================================                                  =======
U.S. Agency Mortgage Securities 5/1 ARMS                                  122.50%
========================================                                  =======
U.S. Agency Mortgage Securities 10/1 ARMS                                 122.70%
=========================================                                 =======
Corporate Bonds Rated AAA                                                 110.01%
=========================                                                 =======
Corporate Bonds Rated AA                                                  113.28%
========================                                                  =======
Corporate Bonds Rated A                                                   116.85%
=======================                                                   =======
Corporate Bonds Rated BBB                                                 121.82%
=========================                                                 =======
Corporate Bonds Rated BB                                                  135.32%
========================                                                  =======
Corporate Bonds Rated B                                                   168.76%
=======================                                                   =======
Corporate Bonds Rated CCC                                                 252.03%
=========================                                                 =======
Corporate Bonds Rated CCC-                                                350.00%
==========================                                                =======
Bank Loan Performing, greater than $.90                                   117.79%
=======================================                                   =======
Bank Loan Performing, between $.85 and
$.90                                                                      125.47%
===========================================                               =======
Bank Loan Non-performing, greater than $.85                               154.08%
===========================================                               =======
Bank Loan Non-performing, less than or equal to $.85                      178.25%
====================================================                      =======
Auto Loans (fixed or floating) WAL less than 5-years                      130.00%
====================================================                      =======
Auto Loans (fixed or floating) WAL between 5 and 10-years                 140.00%
=========================================================                 =======
Credit Card Loans (fixed) WAL less than 5-years                           130.00%
===============================================                           =======
Credit Card Loans (fixed) WAL between 5 and 10-years                      140.00%
====================================================                      =======
Credit Card Loans (floating)                                              112.70%
============================                                              =======
REIT Common Stock                                                         148.79%
=================                                                         =======
Standard & Poor's 500 Index (including ADRs)                              168.46%
============================================                              =======
Master Limited Partnerships                                               625.00%
===========================                                               =======
Credit Linked Notes rate AAA                                              125.00%
============================                                              =======
U.S. Short-Term Money Market Investments with maturities                    104%
=========================================================                   ====
of 180 days or less
===================
U.S. Short-Term Money Market Investments with maturities                    113%
=========================================================                   ====
of between 181 and 360 days
===========================
U.S. Government Obligations (52 week Treasury Bills)                        102%
====================================================                        ====
U.S. Government Obligations (Two-Year Treasury Notes)                       104%
=====================================================                       ====
U.S. Government Obligations (Five-Year Treasury Notes)                      110%
======================================================                      ====
U.S. Government Obligations (Ten-Year Treasury Notes)                       117%
=====================================================                       ====
U.S. Government Obligations (Thirty-Year Treasury Bonds)                    130%
========================================================                    ====
Agency Mortgage Collateral (Fixed 15-Year)                                  129%
==========================================                                  ====
Agency Mortgage Collateral (Fixed 30-Year)                                  132%
==========================================                                  ====
Agency Mortgage Collateral (ARM 1/1)                                        122%
====================================                                        ====
Agency Mortgage Collateral (ARM 3/1)                                        123%
====================================                                        ====
Agency Mortgage Collateral (ARM 5/1)                                        123%
====================================                                        ====
Agency Mortgage Collateral (ARM 10/1)                                       123%
=====================================                                       ====
Mortgage Pass-Through Fixed (15 Year)                                       131%
=====================================                                       ====
Mortgage Pass-Through Fixed (30 Year)                                       134%
=====================================                                       ====
Bank Loans (S&P Loan Category A)                                          132.90%
================================                                          =======
Bank Loans (S&P Loan Category B)                                          140.58%
================================                                          =======
Bank Loans (S&P Loan Category C)                                          169.19%
================================                                          =======
Bank Loans (S&P Loan Category D)                                          193.36%
================================                                          =======
Corporate Bonds rated at least AAA                                          110%
==================================                                          ====
Corporate Bonds rated at least AA+                                          111%
==================================                                          ====
Corporate Bonds rated at least AA                                           113%
=================================                                           ====
Corporate Bonds rated at least AA-                                          115%
==================================                                          ====
Corporate Bonds rated at least A+                                           116%
==================================                                          ====
Corporate Bonds rated at least A                                            117%
================================                                            ====
Corporate Bonds rated at least A-                                           118%
=================================                                           ====
Corporate Bonds rated at least BBB+                                         120%
===================================                                         ====
Corporate Bonds rated at least BBB                                          122%
==================================                                          ====
Corporate Bonds rated at least BBB-                                         124%
===================================                                         ====
Corporate Bonds rated at least BB+                                          129%
==================================                                          ====
Corporate Bonds rated at least BB                                           135%
=================================                                           ====
Corporate Bonds rated at least BB-                                          142%
==================================                                          ====
Corporate Bonds rated at least B+                                           156%
=================================                                           ====
Corporate Bonds rated at least B                                            169%
================================                                            ====
Corporate Bonds rated at least B-                                           184%
=================================                                           ====
Corporate Bonds rated at least CCC+                                         202%
===================================                                         ====
Corporate Bonds rated at least CCC                                          252%
==================================                                          ====
Corporate Bonds rated at least CCC-                                         350%
===================================                                         ====
Cash and Cash Equivalents                                                   100%
=========================                                                   ====
Municipal Bonds rated AAA                                                 146.10%
=========================                                                 =======
Municipal Bonds rated AA                                                  149.10%
========================                                                  =======
Municipal Bonds rated A                                                   152.10%
=======================                                                   =======
Municipal Bonds rated BBB                                                 155.10%
=========================                                                 =======
Municipal Bonds rated BB                                                  175.10%
========================                                                  =======
Municipal Bonds rated B                                                   195.10%
=======================                                                   =======
Municipal Bonds rated CCC                                                 215.10%
=========================                                                 =======
Unrated Municipal Bonds                                                   220.00%
=======================                                                   =======
Common Stock of REITs and other real estate companies                     152.82%
=====================================================                     =======
Mortgage Pass-Through Certificates 15-yr                                  145.80%
========================================                                  =======
Mortgage Pass-Through Certificates 30-yr                                  149.50%
========================================                                  =======
Mortgage Pass-Through Certificates 1/1                                    137.60%
======================================                                    =======
Mortgage Pass-Through Certificates 3/1                                    138.30%
======================================                                    =======
Mortgage Pass-Through Certificates 5/1                                    139.00%
======================================                                    =======
Mortgage Pass-Through Certificates 10/1                                   139.30%
=======================================                                   =======
Conventional/FHA/VA Mortgages and Whole Loans 15-year                     148.80%
=====================================================                     =======
Conventional/FHA/VA Mortgages and Whole Loans 30-year                     152.50%
=====================================================                     =======
Conventional/FHA/VA Mortgages and Whole Loans 1/1                         143.40%
=================================================                         =======
Conventional/FHA/VA Mortgages and Whole Loans 3/1                         144.50%
=================================================                         =======
Conventional/FHA/VA Mortgages and Whole Loans 5/1                         144.70%
=================================================                         =======
Conventional/FHA/VA Mortgages and Whole Loans 10/1                        145.00%
==================================================                        =======
Collateralized Mortgage Obligations (WAL less than 5-years)               140.00%
===========================================================               =======
Collateralized Mortgage Obligations (WAL more than 5-years                150.00%
===========================================================               =======
and more than 10-years)
=======================
FHA-Insured Multifamily Loans                                             190.00%
=============================                                             =======
ABS (Automobile loans and fixed-rate credit card                          135.00%
=================================================                         =======
receivables with WAL less than 5-years)
=======================================
ABS (Automobile loans and fixed-rate credit card                          145.00%
=================================================                         =======
receivables with WAL more than 5-yr and less than 10-years)
===========================================================
ABS (Floating-rate credit cards)                                          119.00%
================================                                          =======
Debt securities of REITS and other real estate companies
========================================================
according to the following corporate bond schedule:
===================================================
    Corporate Bonds rated at least AAA                                      110%
======================================                                      ====
    Corporate Bonds rated at least AA+                                      111%
======================================                                      ====
    Corporate Bonds rated at least AA                                       113%
=====================================                                       ====
    Corporate Bonds rated at least AA-                                      115%
======================================                                      ====
    Corporate Bonds rated at least A+                                       116%
======================================                                      ====
    Corporate Bonds rated at least A                                        117%
====================================                                        ====
    Corporate Bonds rated at least A-                                       118%
=====================================                                       ====
    Corporate Bonds rated at least BBB+                                     120%
=======================================                                     ====
    Corporate Bonds rated at least BBB                                      122%
======================================                                      ====
    Corporate Bonds rated at least BBB-                                     124%
=======================================                                     ====
    Corporate Bonds rated at least BB+                                      129%
======================================                                      ====
    Corporate Bonds rated at least BB                                       135%
=====================================                                       ====
    Corporate Bonds rated at least BB-                                      142%
======================================                                      ====
    Corporate Bonds rated at least B+                                       156%
=====================================                                       ====
    Corporate Bonds rated at least B                                        169%
====================================                                        ====
    Corporate Bonds rated at least B-                                       184%
=====================================                                       ====
    Corporate Bonds rated at least CCC+                                     202%
=======================================                                     ====
    Corporate Bonds rated at least CCC                                      252%
======================================                                      ====
    Corporate Bonds rated at least CCC-                                     350%
=======================================                                     ====



          Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1 + or SP-1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-l+ from S&P ; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Fund may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Fund in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-l+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

          The S&P Discount Factor applied to cash and cash equivalents and demand deposits in an "A-1+" rated institution are valued at 100%. "A-1+" rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

          The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

          Receivables that are due in more than five business days of a valuation date qualify as a S&P's-eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

          For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

         "S&P Eligible Assets" will mean:

         (A) Deposit Securities;

         (B) U.S. Government Obligations of U.S. Government Agencies;

         (C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

               (1) be no more than 10% of total assets may be below a S&P rating of BBB-, or comparable Moody's or Fitch rating, or unrated;

               (2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;

               (3) such Other Debt must provide for periodic interest payments in cash over the life of the security;

               (4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Securities and Exchange Commission;

               (5) which, in the aggregate, have an average duration of not more than 12 years.

          (D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

               (1) such evidence of  indebtedness  is rated at least CCC by S&P;
               and

               (2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

          (E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

               (1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

               (2) Qualifying "large pool" FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

               (3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

               (4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

        (F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA - ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

        (G) Mortgage-backed Securities.

               (1) Mortgage Pass-through Certificates are publicly issued instruments rated at least "AA-" by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.

               (2) Fixed-Rate and Adjustable-rate mortgage collateral (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a `AA' rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

               (3) FHAA-Insured Multifamily Loans must have a minimum principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

               (4) Collateralized Mortgage Obligations tranches are publicly issued instruments rated `AAA' by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

          (H) Rule 144A Securities;

          (I) Senior Loans, provided, however, that the initial issue amount (facility size) is at least $100 million. The minimum accepted holding size (notional amount) of any given loan not rated by S&P, Moody's or other nationally recognized rating agency is at least $1 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. For loans rated by S&P, Moody's or other nationally recognized rating agency, there is no minimum accepted holding size. Senior Loan Participations and non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Fund's total assets. These levels apply to U.S. lenders only; any international loans are excluded.

          (J) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

               1. The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least "BBB-", or the preferred issue must be rated at least "BBB-".

               2. The issuer -- or if the issuer is a special purpose corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

               3.  The  collateral  pays  cash  dividends  denominated  in  U.S.
               dollars.

               4. Private placement 144A with registration rights are eligible assets.

               5. The minimum market capitalization of eligible issuers is US$100 million.

              Restrictions for floating-rate preferred stock:

               1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

               2. The floating-rate preferred stock may not have been subject to a failed auction.

              Restrictions for adjustable -- or auction-rate preferred stock:

               1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

              Concentration Limits:

               1. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

               2. Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

               3. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.

               4. Add 10 points to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

          (K) Common stocks that satisfy all of the following conditions:

               1. The issuer can hold no more than the average monthly trading volume over the past year.

               2. Each stock must have a minimum market capitalization of at least $100 million.

               3. Restricted stocks (144a securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

               4. The issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

               5. The collateral is owned by the Fund, or the trustee or collateral agent has a first perfected priority security interest in the collateral. (For S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

         Note:

          Add 20 points to the overcollateralization level for common stock that do not meet the requirement of item number 4 above.

          (L) Municipal Obligations. A Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually;
          (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated `AA' or better by S&P; or, if not rated by S&P but rated AAA by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

               (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

               (2) Municipal Obligations not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

               (3) Municipal Obligations issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

          (M) Asset Backed Securities. Receivables-backed tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one non investment-grade private sector issuer.

          Escrow Bonds may comprise 100% of the Fund's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

          With respect to the above, the Fund's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined according to Bloomberg Industry Classifications. For industry concentration, the following sectors represent distinct industry classifications: electric-distribution, electric-integrated, natural gas-distribution, natural gas-integrated, and unregulated utilities.

          Notwithstanding the foregoing, an asset will not be considered a S&P Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which S&P has indicated to the Fund will not affect the status of such asset as a S&P Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty,
     (C) Liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

          For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

          Any asset of the Fund that does not have an S&P Discount Factor will be valued at $0.00.

          "S&P Exposure Period" will mean the sum of (i) that number of days from the last Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under Section 9(b) of Part I of this Statement.

          "S&P Hedging  Transactions"  has the meaning set forth in Section 8 of
     Part I of this Statement.

          "S&P Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

               (i) "S&P Loan Category A" means Performing Senior Loans which have a Market Value greater than $0.90;

               (ii) "S&P Loan Category B" means Performing Senior Loans which have a Market Value greater than or equal to $0.85 but equal to or less than $0.90;

               (iii) "S&P Loan Category C" means non-Performing Senior Loans which have a Market Value greater than $0.85;

               (iv) "S&P Loan Category D" means:

                         (a) Performing Senior Loans which have a Market Value less than $.85; and

                         (b) Non-Performing Senior Loans which have a Market Value less than or equal to $.85.

               (v) "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.


     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund as securities depository for the Preferred Shares that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

     "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.




     "Series M28 Preferred Shares" means the Auction  Preferred  Shares,  Series
M28.


     "Share Books" means the books maintained by the Auction Agent setting forth at all times a current list, as determined by the Auction Agent, of Existing Holders of the Preferred Shares.

     "Share Register" means the register of Holders maintained on behalf of the Fund by the Auction Agent in its capacity as transfer agent and registrar for the Preferred Shares.


     "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:


          (i) commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.


     "Special Rate Period" shall have the meaning  specified in paragraph (a) of
Section 3 of Part I of this Statement.


     "Special Redemption Provisions" shall have the meaning specified in subparagraph (a)(i) of Section 9 of Part I of this Statement.

     "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

     "Submission Deadline" shall mean 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" And "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Submitted   Hold  Order"  and  "Submitted  Hold  Orders"  shall  have  the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of section 3 of part II of this Statement.

     "Submitted   Sell  Order"  and  "Submitted  Sell  Orders"  shall  have  the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.


     "Subsequent Rate Period" shall mean the period from and including the first day following the Initial Rate Period of the Series M28 Preferred Shares to but excluding the next Dividend Payment Date for the Series M28 Preferred Shares and any period thereafter from and including one Dividend Payment Date for the Series M28 Preferred Shares to but excluding the next succeeding Dividend Payment Date for the Series M28 Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.


     "Substitute Rating Agency" means a Rating Agency selected by the Fund to act as the substitute Rating Agency to determine the credit ratings of the Preferred Shares.

     "Sufficient Clearing Bids" has the meaning set forth in Section 3 of Part II of this Statement.

     "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less.

     "Treasury Bonds" means United States Treasury Bonds or Notes.

     "Treasury Index Rate" shall mean the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity, treating all Dividends Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, then the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three U.S. Government Securities Dealers.

     "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.


     "U.S. Government Securities Dealer" shall mean Lehman Government Securities, Incorporated, Goldman, Sachs & Co., Citigroup, Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Fund as to which S&P (if S&P is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected, and in each case their respective affiliates or successors, if such entity is a U.S. Government securities dealer.


     "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

     "U.S. Treasury Strips" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

     "Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week commencing with the Date of Original Issue.

     "Voting Period" has the meaning set forth in Section 4 of Part I of this Statement.

     "Winning Bid Rate" shall have the meaning  specified  in  paragraph  (a) of
Section 3 of Part II of this Statement.

                                PART I.

1.       NUMBER OF AUTHORIZED SHARES.


     The number of authorized Preferred Shares constituting the Series M28 Preferred Shares shall be unlimited, of which 3,200 shares shall be issued on , 2004, or such other date as the officers of the Fund shall determine.


2.       DIVIDENDS.


     (a) RANKING. The Series M28 Preferred Shares shall rank on a parity with each other and with shares of any other series of preferred shares as to the payment of dividends by the Fund and the distribution of assets upon liquidation of the Fund.

     (b) CUMULATIVE CASH DIVIDENDS. The Holders of Series M28 Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for the Series M28 Preferred Shares, determined as set forth in paragraph (e) of this Section 2, and no more, payable on the Dividend Payment Dates with respect to the Series M28 Preferred Shares determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

     (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on the Series M28 Preferred Shares shall accumulate at the Applicable Rate for the Series M28 Preferred Shares from the Date of Original Issue thereof.

     (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to the Series M28 Preferred Shares, for the Initial Rate Period, shall be on , 2004, and on each 28th day thereafter; provided, however, that:

          (i) if the day on which dividends would otherwise be payable on the Series M28 Preferred Shares is not a Business Day, then such dividends shall be payable on the Series M28 Preferred Shares on the first Business Day that falls after such day (subject to Part II, Section 8); and

          (ii) notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of the Series M28 Preferred Shares consisting of more than 28 Rate Period days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 3 of this Part I provided, however, that with respect to any Special Rate Period consisting of more than 30 days, dividends shall be payable on the first Business Day of each calendar month within such Special Rate Period, if applicable.


          (iii) Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the provisions hereof, the next succeeding Dividend Payment Date, subject to such provisions, will occur on the next following originally scheduled date.

          (iv) Notwithstanding the above, if for any reason a Dividend Period for the Preferred Shares is scheduled to begin on the same day and end on the same day as a Dividend Period for any other series of preferred shares of beneficial interest of the Fund, then the last day of such Dividend Period for such other series of preferred shares of beneficial interests shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to in this paragraph. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Trustees shall otherwise fix the Dividend Payment Date. In no event, however, may the Dividend Period of the Preferred Shares be co-extensive with any dividend period of any other series of preferred shares of beneficial interest unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of preferred shares of beneficial interest. The Dividend Payment Dates for any series of Preferred Shares subsequently established by the Fund shall be as set forth in resolutions of the Board of Trustees establishing such series.

     (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS.


          (i) DIVIDEND RATES. The dividend rate on the Series M28 Preferred Shares during the period from and after the Date of Original Issue of the Series M28 Preferred Shares to and including the last day of the Initial Rate Period of the Series M28 Preferred Shares shall be equal to the rate of _____% per annum.



     The initial dividend rate on any series of Preferred Shares subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.


     For each Subsequent Rate Period of the Series M28 Preferred Shares, the dividend rate on the Series M28 Preferred Shares shall be equal to the rate per annum that results from an Auction for the Series M28 Preferred Shares on the Auction Date next preceding such Subsequent Rate Period; provided, however, that if:

          (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below (subject to the provisions of Section 8 of Part II of this Statement), the dividend rate on the Series M28 Preferred Shares for such Subsequent Rate Period will be the Maximum Rate for the Series M28 Preferred Shares on the Auction Date therefor;

          (B) any Failure to Deposit shall have occurred with respect to the Series M28 Preferred Shares during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the Series M28 Preferred Shares, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of the Series M28 Preferred Shares and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price, if any, of the Series M28 Preferred Shares for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph
     (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding Series M28 Preferred Shares to be redeemed, no Auction will be held in respect of the Series M28 Preferred Shares for the Subsequent Rate Period thereof and the dividend rate for the Series M28 Preferred Shares for such Subsequent Rate Period will be the Maximum Rate for the Series M28 Preferred Shares on the Auction Date for such Subsequent Rate Period;

          (C) any Failure to Deposit shall have occurred with respect to the Series M28 Preferred Shares during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of the Series M28 Preferred Shares for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for the Series M28 Preferred Shares for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for the Series M28 Preferred Shares on the Auction Date for such Subsequent Rate Period; or

          (D) any Failure to Deposit shall have occurred with respect to the Series M28 Preferred Shares during a Special Rate Period thereof consisting of more than 364 Rate Period days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using the Reference Rate, applicable to a Rate Period (x) consisting of more than 184 Rate Period days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of the Series M28 Preferred Shares for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent, in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for the Series M28 Preferred Shares for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for the Series M28 Preferred Shares on the Auction Date for such Subsequent Rate Period.

               (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on the Series M28 Preferred Shares on any date on which dividends shall be payable on the Series M28 Preferred Shares shall be computed by multiplying the Applicable Rate for the Series M28 Preferred Shares in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 360 for all Dividend Periods, and applying the rate obtained against $25,000.

     (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to the Series M28 Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of the Series M28 Preferred Shares if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for the Series M28 Preferred Shares, if any, for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of Series M28 Preferred Shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for the Series M28 Preferred Shares, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of Series M28 Preferred Shares on such Dividend Payment Date.


     (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

     (i) DIVIDENDS PAID TO HOLDERS. Each dividend on Preferred Shares shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

     (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

3.       DESIGNATION OF SPECIAL RATE PERIODS.


     (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, in consultation with the lead Broker-Dealer, may designate any succeeding Subsequent Rate Period of the Series M28 Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period days evenly divisible by seven and not more than 1,820; provided, however, that such Special Rate Period may consist of a number of Rate Period days not evenly divisible by seven if all the Series M28 Preferred Shares are to be redeemed at the end of such Special Rate Period, subject to adjustment as provided in paragraph (b) of this Section
3. A designation of a Special Rate Period shall be effective only if, (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series M28 Preferred Shares shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund, shall have mailed a Notice of Redemption with respect to any shares, the redemption price with respect to such shares shall have been deposited with Paying Agent, (v) in the case of the designation of a Special Dividend Period, Citigroup, or any successor Broker-Dealer designated by the Fund shall have notified the Fund that it does not object to the designation of such Special Rate Period, and (vi) each Rating Agency that is then rating the Series M28 Preferred Shares shall have confirmed in writing to the Fund that such designation shall not adversely affect their respective then-current ratings of the Preferred Shares.

     (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. With respect to the Series M28 Preferred Shares, if the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but if the day following what would otherwise be the last day of such Special Rate Period is not a Tuesday that is a Business Day then the Fund shall designate such Subsequent Rate Period as Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day.

     (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of the Series M28 Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 3, not less than seven (7) (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) made by press release, and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of the Series M28 Preferred Shares as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

     (d) NOTICE OF SPECIAL RATE PERIOD. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of the Series M28 Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

          (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of the Series M28 Preferred Shares as a Special Rate Period, specifying the same and the first day and last day thereof, and (B) the terms of any Special Redemption Provisions; or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of the Series M28 Preferred Shares.


          (iii) A Notice of Special Rate Period may contain Special Redemption Provisions only if the Trustees, after consultation with the Broker-Dealers, determine that such Special Redemption Provisions are in the best interests of the Fund.

     (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 3 or is unable to make the confirmations required by clause (v) of this Section 3(a) by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of the proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this
Section 3. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

4.       VOTING RIGHTS.

     (a) ONE VOTE PER SHARE OF PREFERRED SHARES. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each share of Preferred Shares held by such Holder on each matter submitted to a vote of shareholders of the Fund, and
(ii) the holders of outstanding preferred shares, including each share of Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of Shareholders of the Fund held for the election of Trustees, the holders of outstanding preferred shares, including the Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, to elect two Trustees of the Fund out of the entire Board of Trustees (regardless of the number of Trustees), each share of preferred shares entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the Preferred Shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the Preferred Shares, when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 4, the holders of outstanding Common Shares and preferred shares voting together as a single class, shall elect the balance of the Trustees.

     (b) VOTING FOR ADDITIONAL TRUSTEES.

          (i) VOTING PERIOD. Except as otherwise provided in the Declaration or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph
     (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including the Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of preferred shares, including the Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the
     Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

               (A) If at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends;

                           or

               (B) If at any time holders of preferred shares, including the Preferred Shares, are entitled under the Investment Company Act to elect a majority of the Trustees of the Fund.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

               (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including the Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including the Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

               (iii) TERMS OF OFFICE OF EXISTING TRUSTEES. The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other preferred shares to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares and the remaining incumbent Trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Fund.

               (iv) TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other Preferred Shares pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining Trustees shall constitute the Trustees of the Fund and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph
          (b)(i) of this Section 4.

     (c) HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.


               (i) INCREASES IN CAPITALIZATION. So long as any Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c)(i) of
          Section 9 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Fund may from time to time issue, additional Series M28 Preferred Shares or classes or series of other preferred shares ranking on a parity with Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, if the Fund obtains written confirmation from S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any Substitute Rating Agency (if any such Substitute Rating Agency is then rating the Preferred Shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Fund continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Share Asset Coverage and the Preferred Shares Basic Maintenance Amount requirements; or (b) amend, alter or repeal the provisions of the Declaration or this Statement, whether by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if S&P or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the Investment Company Act Preferred Share Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any shares of the Preferred Shares are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above would adversely affect the rights of one or more series (the "Affected Series") of preferred shares in a manner different from any other series of preferred shares, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of each such Affected Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such Affected Series voting as a separate class).

               (ii) INVESTMENT COMPANY ACT MATTERS. Unless a higher percentage is provided for in the Declaration, (A) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, shall be negotiated to amend the provisions of the Declaration, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding Preferred Shares," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 4(c)(ii) requiring a vote of security holders of the Fund under section 13(a) of the Investment Company Act. For purposes of the foregoing, "majority of the outstanding Preferred Shares" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of section 13(a) of the Investment Company Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify S&P (if S&P is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify S&P (if S&P is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

     (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Trustees, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, any provision of this Statement viewed by S&P or Fitch as a predicate for any such definition, or Section 8 of Part I of the Statement, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof; provided, however, that the Board of Trustees receives written confirmation from Moody's or Fitch (such confirmation being required to be obtained only in the event Moody's or Fitch is rating the Preferred Shares) that any such amendment, alteration or repeal would not impair the ratings then assigned by S&P or Fitch, as the case may be, to the Preferred Shares:




Accountant's Confirmation                Investment Company Act Preferred Asset
                                         Coverage
Approved Foreign Nations                 Market Value
Approved Price                           Maximum Rate

Bank Loans                               Preferred Shares Basic Maintenance Amount
Bloomberg Industry Classifications       Preferred Shares Basic Maintenance Cure Date
Canadian Bonds                           Preferred Shares Basic Maintenance Report
Closing Transaction                      Pricing Service
Debt Securities                          Quarterly Valuation Date
Deposit Securities                       Reorganization Bond
Discount Factor                          S&P Discount Factor
Discounted Value                         S&P Eligible Assets
Eligible Assets                          S&P Exposure Period
Fitch Discount Factor                    S&P Hedging Transactions
Fitch Eligible Assets                    S&P Loan Category
Fitch Exposure Period                    Senior Loans
Fitch Hedging Transactions               Short Term Money Market Instruments
Fitch Loan Category                      Structured Notes
Foreign Bonds                            Treasury Bonds
Forward Commitment                       Valuation Date
Independent Accountant
Investment Company Act Cure Date



     (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

     (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

     (g) VOTING FOR TRUSTEES SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.

     (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any share of Preferred Shares and no share of Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 9 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of Preferred Shares held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5.       INVESTMENT COMPANY ACT PREFERRED SHARE COVERAGE.

     The Fund shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the Investment Company Act Preferred Share Asset Coverage.

6.       PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

     (a) So long as Preferred Shares are Outstanding or any Rating Agency so requires, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if S&P is then rating the Preferred Shares) and Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares), in accordance with the requirements of each rating agency.

     (b) On or before 5:00 PM., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either S&P or Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full Preferred Shares Basic Maintenance Report. The Fund shall also deliver a Preferred Shares Basic Maintenance Report to (i) the Auction Agent (if either S&P or Fitch is then rating the Preferred Shares) as of the last Friday of the month (or, if such day is not a Business Day, the next succeeding Business Day), and (ii) S&P (if S&P is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as of the last Friday of the month (or, if such day is not a Business Day, the next preceding Business Day), in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date. With respect to S&P, the Fund may notify S&P electronically, in lieu of furnishing it with the Preferred Shares Basic Maintenance Report required by this Section (6)(b), if: (i) the Preferred Shares Basic Maintenance Amount falls below 110%, (ii) the Fund fails to meet the Preferred Shares Basic Maintenance Amount; or (iii) the Fund meets the Preferred Shares Basic Maintenance Amount by the Preferred Shares Basic Maintenance Cure Date.

     (c) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either S&P or Fitch is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the quarter ending on such Quarterly Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Fund correctly determined in accordance with this Statement the assets of the Fund which constitute S&P Eligible Assets (if S&P is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Fund determined whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with this Statement, S&P Eligible Assets and Fitch Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information and the Independent Account and shall provide a listing in its letter of any differences, (v) with respect to the Fitch ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Fitch (in the event such information is not verified by Fitch, the Independent Accountant will inquire of Fitch what such information is, and provide a listing in its letter of any differences), (vi) with respect to the Moody's ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").

     (d) Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 6 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either S&P or Fitch is then rating the Preferred Shares) an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

     (e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or
(d) of this Section 6 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the Preferred Shares) or Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and the Auction Agent (if either S&P or Fitch is then rating the Preferred Shares) promptly following receipt by the Fund of such Accountant's Confirmation.

     (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Fund shall complete and deliver to S&P (if S&P is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to the Auction Agent (if either S&P or Fitch is then rating the Preferred Shares), S&P (if S&P is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares)
(i) the mathematical  accuracy of the calculations  reflected in such Report and
(ii) that the Discounted Value of S&P Eligible Assets or Fitch Eligible Assets reflected thereon equals or exceeds, as applicable, the Preferred Shares Basic Maintenance Amount reflected thereon.

     (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Fitch Eligible Assets to the Preferred Shares Basic Maintenance Amount is less than or equal to 105%, or
(iii) whenever requested by S&P or Fitch, the Fund shall complete and deliver to S&P) (if S&P is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such event.

     (h) As soon as practicable after the Fund's fiscal year end(but no later than 60 days after the Fund's fiscal year end), the Fund shall deliver its annual financial statements to S&P (if S&P is then rating the Preferred Shares).


7.       RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.


     (a) DIVIDENDS ON SHARES OTHER THAN THE PREFERRED SHARES. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series M28 Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the Series M28 Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon the Preferred Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Fund and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).


     (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE INVESTMENT COMPANY ACT. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.


     (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 9 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Series M28 Preferred Shares through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and
(B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would at least equal to or greater than the Preferred Shares Basic Maintenance Amount, as applicable.


8.       RATING AGENCY RESTRICTIONS.


     (a) For so long as any Preferred Shares are rated by S&P, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P except that the Fund may engage in purchases or sales of futures contracts based on the Municipal Index or Treasury Bonds, the writings, purchases or sales of put and call options on such contracts, purchases of interest rate locks, interest rate caps, interest rate floors, interest rate collars, and entering into interest rate swaps (collectively, "S&P Hedging Transactions"), subject to the following limitations:

          (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of:

               (A) more than 1,000 outstanding futures contracts based on the Municipal Index,

               (B) outstanding futures contracts based on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or

               (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of:

               (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or

               (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;


               (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event:

               (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and

               (B) the Fund is required to pay variation margin on the second such Valuation Date;

          (iv) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and



         (v) when the

         Fund writes a futures contract or option thereon, it will either:

               (A) maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or,

               (B) in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.

     For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked-to-market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund, plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.


     (b) For as long as any Preferred Shares are rated by S&P, the Fund will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to the shares of Preferred Shares by S&P, engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if:

               (i) the counterparty to the swap transaction has a short-term rating of A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A- or higher,

               (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares,

               (iii) the interest rate swap transaction will be marked-to-market weekly by the swap counterparty,

               (iv) if the Fund fails to maintain an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates then the agreement shall terminate immediately,

               (v) for the purpose of calculating the Discounted Value of S&P Eligible Assets, 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets, 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount, and

               (vi) the Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap.

               For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.

     (c) For so long as any Preferred Shares are rated by S&P, the Fund will enter into securities lending transactions, subject to the following criteria:

               (1) The counterparty to the transaction must be rated AAA.

               (2) Collateral must be marked-to-market daily.

               (3) All transactions should be "matched' on both sides (cash collateral received should be invested in a security with a term as same as the loan).

               (4) Repayment obligation of the cash collateral is included as a liability in the minimum asset coverage test.

               (5) Transactions should not exceed 25% of the total portfolio value, with the term of the transaction limited to 30 days or less.

     (d) For so long as any Preferred Shares are rated by S&P, the Fund may engage in reverse repurchase agreements if the counterparty is rated at least A-/A-1, the securities are marked to market daily by the counterparty, the agreement is for a term of less than 183 days.

     (e)For so long as any Preferred Shares are rated by S&P, the Fund will not engage in any of the following transactions unless it gets a confirm from S&P:

          (a) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of preferred stock, including any Series M28 Preferred Shares or reissue any shares of preferred stock, including any Series M28 Preferred Shares previously purchased or redeemed by the Fund;

          (b) engage in any short sales of securities;

          (c) merge or consolidate into or with any other trust; or

          (d) change the pricing service referred to in the definition of "Market Value."

          Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.


     (f) The Fund may enter into, purchase or sell, exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Fitch or Treasury Bonds and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:



          (i) The Fund may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("closing transactions")) that would cause the Fund at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

          (ii) The Fund will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Fund at the time of such transaction to own or have sold:

               (A) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Fund and rated at least AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AAA by S&P); or

               (B) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Fund (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own futures contracts that underlie any outstanding options written by the
          Fund);

          (iii) The Fund may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Fund.

          (iv) The Fund may not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

9.       REDEMPTION.

         (a) OPTIONAL REDEMPTION.


          (i) To the extent permitted under the Investment Company Act and Delaware law, the Fund at its option may, without the consent of the holders of Preferred Shares, redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice; provided, however, that Preferred Shares may not be redeemed at the option of the Fund during the Initial Rate Period. The optional redemption price per share will be the Liquidation Preference per share, plus an amount equal to accumulated but unpaid Dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provision, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions; provided, however, that Preferred Shares may not be redeemed at the option of the Fund during the Initial Rate Period. The Fund will not make any optional redemption unless, after giving effect thereto (i) the Fund has available certain Deposit Securities with maturities or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reasons of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value greater than or equal to the Preferred Shares Basic Maintenance Amount, as applicable. Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all other outstanding preferred shares have been or are being contemporaneously paid or set aside for payment. Notice of Special Rate Period relating to a Special Rate Period of the Series M28 Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that the Series M28 Preferred Shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

          (ii) If fewer than all of the outstanding Series M28 Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of the Series M28 Preferred Shares to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of the Series M28 Preferred Shares in proportion to the number of Series M28 Preferred Shares held by such Holders.

          (iii) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (A) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of S&P Eligible Assets (if S&P is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equals or exceeds the Preferred Shares Basic Maintenance Amount, as applicable, and would at least equal or exceed the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

     (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Fund fails to have either S&P Eligible Assets or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having S&P Eligible Assets and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the Investment Company Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the Investment Company Act Preferred Share Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among the Series M28 Preferred Shares) subject to redemption or retirement. The Fund shall effect such redemption no later than 30 days after the Fund last met the Preferred Shares Basic
Maintenance Amount, except that if the Fund does not have funds legally available for the redemption of all of the required number of the Preferred Shares and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption within the prescribed time period, the Fund shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding Series M28 Preferred Shares are to be redeemed pursuant to this paragraph (b), the Series M28 Preferred Shares to be redeemed shall be selected by lot or such other method that the Fund deems fair and equitable.

     (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem the Series M28 Preferred Shares pursuant to paragraph (a) or (b) of this
Section 9, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the Series M28 Preferred Shares to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Series M28 Preferred Shares to be redeemed; (iii) the CUSIP number for the Series M28 Preferred Shares; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any Series M28 Preferred Shares being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 9 under which such redemption is made. If fewer than all the Series M28 Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of Series M28 Preferred Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 9 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 9, if any dividends on the Series M28 Preferred Shares (whether or not earned or declared) are in arrears, no Series M28 Preferred Shares shall be redeemed unless all outstanding the Series M28 Preferred Shares are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any Series M28 Preferred Shares; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding Series M28 Preferred Shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding Series M28 Preferred Shares.


     (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, dividends may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

     (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

     (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 9, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. The Auction Agent shall pay the Redemption Price to the Holders of Preferred Shares subject to redemption upon surrender of the certificates for the shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) to be redeemed in accordance with the Notice of Redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Preferred Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

     (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 9, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Delaware law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Delaware law.

     (i) ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED. In the case of any redemption pursuant to this Section 9, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.


     (j) MODIFICATION OF REDEMPTION PROCEDURES. Notwithstanding any of the foregoing provisions of this Section 9, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of Preferred Shares, and (ii) the Fund receives written notice from S&P (if S&P is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by S&P and Fitch to shares of Preferred Shares.


10.      LIQUIDATION RIGHTS.


     (a) RANKING. The Series M28 Preferred Shares shall rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.


     (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

     (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     (d) RIGHTS OF JUNIOR SHARES. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the preferred shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

     (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corporation nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.      MISCELLANEOUS.


     (a) AMENDMENT TO ADD ADDITIONAL SERIES. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or
(2) add additional series of Preferred Shares or additional Series M28 Preferred Shares (and terms relating thereto) to the Series and Preferred Shares theretofore described thereon. Each such additional Series and all such additional shares shall be governed by the terms of this statement.


     (b) NO FRACTIONAL SHARES. No fractional shares of Preferred Shares shall be issued.

     (c) STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Preferred Shares, which are redeemed, exchanged or otherwise acquired by the Fund, shall return to the status of authorized and unissued preferred shares without designation as to series.


     (d) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to the Series M28 Preferred Shares prior to the issuance of such shares.


     (e) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this statement.

     (f) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.


     (g) CERTIFICATE FOR PREFERRED SHARES. No certificates representing the shares of Preferred Shares will be issued unless otherwise authorized by the Board of Trustees of the Fund.

     (h) RATINGS. The Fund shall take all reasonable action necessary to enable either Moody's or Fitch to provide a rating for the Series M28 Preferred Shares. If neither Moody's nor Fitch shall make such a rating available, the Fund shall select another Rating Agency to act as a Substitute Rating Agency.


     The Rating Agency guidelines contained herein are subject to change from time to time. The Fund may, but it is not required to, adopt any such change.


                                         PART II.

1.       ORDERS.


     (a) Prior to the Submission Deadline on each Auction Date for the Series M28 Preferred Shares:

          (i) each Beneficial Owner of the Series M28 Preferred Shares may submit to its Broker-Dealer by telephone or otherwise information as to:

               (A) the number of Outstanding Series M28 Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the Series M28 Preferred Shares for the next succeeding Rate Period;

               (B) the number of Outstanding Series M28 Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for the Series M28 Preferred Shares for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner; and/or

               (C) the number of Outstanding Series M28 Preferred Shares, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the Series M28 Preferred Shares for the next succeeding Rate Period; and

               (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of Series M28 Preferred Shares, if any, which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the Series M28 Preferred Shares for the next succeeding Rate Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.


     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."


          (b) (i) A Bid by a Beneficial Owner or an Existing Holder of the Series M28 Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

               (A) the number of Outstanding Series M28 Preferred Shares specified in such Bid if the Applicable Rate for the Series M28 Preferred Shares determined on such Auction Date shall be less than the rate specified therein;

               (B) such number or a lesser number of Outstanding Series M28 Preferred Shares to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for the Series M28 Preferred Shares determined on such Auction Date shall be equal to the rate specified therein; or

               (C) the number of Outstanding Series M28 Preferred Shares specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for the Series M28 Preferred Shares, or such number or a lesser number of Outstanding Series M28 Preferred Shares to be determined as set forth in clause (iii) of paragraph (b) of
          Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for the Series M28 Preferred Shares and Sufficient Clearing Bids the Series M28 Preferred Shares do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of Series M28 Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

               (A) the number of Outstanding Series M28 Preferred Shares specified in such Sell Order; or

               (B) such  number or a lesser  number of  Outstanding  Series  M28
          Preferred  Shares  as set forth in clause  (iii) of  paragraph  (b) of
          Section 4 of this Part II if Sufficient Clearing Bids for the Series M28 Preferred Shares do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to the Series M28 Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of Series M28 Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

               (A) the number of Outstanding Series M28 Preferred Shares specified in such Bid if the Applicable Rate for the Series M28 Preferred Shares determined on such Auction Date shall be higher than the rate specified therein; or

               (B) such number or a lesser number of Outstanding Series M28 Preferred Shares as set forth in clause (v) of paragraph (a) of
          Section 4 of this Part II if the Applicable Rate for the Series M28 Preferred Shares determined on such Auction Date shall be equal to the rate specified therein.


               (C) No Order for any number of Preferred Shares other than whole shares shall be valid.

2.       SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.


     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Series M28 Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:


          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);


          (ii) the aggregate number of Series M28 Preferred Shares that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of Series M28 Preferred Shares:

               (A) the number of Series M28 Preferred Shares, if any, subject to any Hold Order of such Existing Holder;

               (B) the number of Series M28 Preferred Shares, if any, subject to any Bid of such Existing Holder and the rate specified in such Bid; and

               (C) the number of Series M28 Preferred Shares, if any, subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of Series M28 Preferred Shares, the rate and number of Series M28 Preferred Shares specified in such Potential Holder's Bid.


     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.


     (c) If an Order or Orders covering all of the outstanding Series M28 Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding Series M28 Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding Series M28 Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding Series M28 Preferred Shares held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Series M28 Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for the Series M28 Preferred Shares shall be considered valid, but only up to and including in the aggregate the number of Outstanding Series M28 Preferred Shares held by such Existing Holder, and if the number of Series M28 Preferred Shares subject to such Hold Orders exceeds the number of Outstanding Series M28 Preferred Shares held by such Existing Holder, the number of Series M28 Preferred Shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding Series M28 Preferred Shares held by such Existing Holder;

          (ii) (A) any Bid for Series M28 Preferred Shares shall be considered valid up to and including the excess of the number of Outstanding Series M28 Preferred Shares held by such Existing Holder over the number of Series M28 Preferred Shares subject to any Hold Orders referred to in clause (i) above;

               (B) subject to subclause (A), if more than one Bid of an Existing Holder for Series M28 Preferred Shares is submitted to the Auction Agent with the same rate and the number of Outstanding Series M28 Preferred Shares subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of Series M28 Preferred Shares subject to each Bid with the same rate shall be reduced pro rata to cover the number of Series M28 Preferred Shares equal to such excess;

               (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for Series M28 Preferred Shares is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

               (D) in any such event, the number, if any, of such Outstanding Series M28 Preferred Shares subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for Series M28 Preferred Shares by or on behalf of a Potential Holder at the rate therein specified; and

                    (iii) all Sell Orders for Series M28 Preferred  Shares shall be considered valid up to and including the excess of the number of Outstanding Series M28 Preferred Shares held by such Existing Holder over the sum of Series M28 Preferred Shares subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more Series M28 Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of Series M28 Preferred Shares therein specified.


     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.





3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BIDS RATE AND APPLICABLE RATE.


     (a) Not earlier than the Submission Deadline on each Auction Date for Series M28 Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of Series M28 Preferred Shares (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the Series M28 Preferred Shares:

          (i) the excess of the number of Outstanding Series M28 Preferred Shares over the number of Outstanding Series M28 Preferred Shares subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of the Series M28 Preferred Shares);

          (ii) from the Submitted Orders for the Series M28 Preferred Shares whether:

               (A) the number of Outstanding Series M28 Preferred Shares subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for the Series M28 Preferred Shares, exceeds or is equal to the sum of;

               (B) the number of Outstanding Series M28 Preferred Shares subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for the Series M28 Preferred Shares; and

               (C) the number of Outstanding Series M28 Preferred Shares subject to Submitted Sell Orders

          (in the event such excess or such equality exists (other than because the number of Series M28 Preferred Shares in subclauses (B) and (C) above is zero because all of the Outstanding Series M28 Preferred Shares are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for the Series M28 Preferred Shares); and

          (iii) if Sufficient Clearing Bids for the Series M28 Preferred Shares, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for the Series M28 Preferred Shares) which if:

               (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Series M28 Preferred Shares that are subject to such Submitted Bids; and

               (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding Series M28 Preferred Shares which, when added to the number of Outstanding Series M28 Preferred Shares to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of the Series M28 Preferred Shares.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for the Series M28 Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for the Series M28 Preferred Shares for the next succeeding Rate Period thereof as follows:

          (i) if Sufficient Clearing Bids for the Series M28 Preferred Shares exist, that the Applicable Rate for all Series M28 Preferred Shares for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for the Series M28 Preferred Shares so determined;

          (ii) if Sufficient Clearing Bids for Series M28 Preferred Shares do not exist (other than because all of the Outstanding Series M28 Preferred Shares are subject to Submitted Hold Orders), that the Applicable Rate for all Series M28 Preferred Shares for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for the Series M28 Preferred Shares; or

          (iii) if all of the Outstanding Series M28 Preferred Shares are subject to Submitted Hold Orders, that the Applicable Rate for all Series M28 Preferred Shares for the next succeeding Rate Period thereof shall be 90% of the Reference Rate.


4.       ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS
           AND ALLOCATION OF SHARES.

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:


     (a) If Sufficient Clearing Bids for the Series M28 Preferred Shares have been made, all Submitted Sell Orders with respect to the Series M28 Preferred Shares shall be accepted and, subject to the provisions of paragraphs (d) and
(e) of this section 4, Submitted Bids with respect to the Series M28 Preferred Shares shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to the Series M28 Preferred Shares shall be rejected:

          (i) Existing Holders' Submitted Bids for the Series M28 Preferred Shares specifying any rate that is higher than the Winning Bid Rate for the Series M28 Preferred Shares shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

          (ii) Existing Holders' Submitted Bids for Series M28 Preferred Shares specifying any rate that is lower than the Winning Bid Rate for the Series M28 Preferred Shares shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

          (iii) Potential Holders' Submitted Bids for the Series M28 Preferred Shares specifying any rate that is lower than the Winning Bid Rate for the Series M28 Preferred Shares shall be accepted;

          (iv) each Existing Holder's Submitted Bid for the Series M28 Preferred Shares specifying a rate that is equal to the Winning Bid Rate for the Series M28 Preferred Shares shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of the Series M28 Preferred Shares over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Series M28 Preferred Shares obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for the Series M28 Preferred Shares; and

          (v) each Potential Holder's Submitted Bid for the Series M28 Preferred Shares specifying a rate that is equal to the Winning Bid Rate for the Series M28 Preferred Shares shall be accepted but only in an amount equal to the number of the Series M28 Preferred Shares obtained by multiplying the number of shares in the excess of the Available Preferred Shares of the Series M28 Preferred Shares over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for the Series M28 Preferred Shares.

          (b) If Sufficient Clearing Bids for the Series M28 Preferred Shares have not been made (other than because all of the Outstanding Series M28 Preferred Shares are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for the Series M28 Preferred Shares shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for the Series M28 Preferred Shares shall be rejected:

               (i) Existing Holders' Submitted Bids for the Series M28 Preferred Shares specifying any rate that is equal to or lower than the Maximum Rate for the Series M28 Preferred Shares shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

               (ii) Potential Holders' Submitted Bids for Series M28 Preferred Shares specifying any rate that is equal to or lower than the Maximum Rate for the Series M28 Preferred Shares shall be accepted; and

               (iii) Each Existing Holder's Submitted Bid for Series M28 Preferred Shares specifying any rate that is higher than the Maximum Rate for the Series M28 Preferred Shares and the Submitted Sell Orders for the Series M28 Preferred Shares of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the Series M28 Preferred Shares subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of Series M28 Preferred Shares obtained by multiplying the number of Series M28 Preferred Shares subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding Series M28 Preferred Shares held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding Series M28 Preferred Shares subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding Series M28 Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for the Series M28 Preferred Shares shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Series M28 Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Series M28 Preferred Shares to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

     (e) If, as a result of the procedures  described in clause (v) of paragraph
(a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a Series M28 Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Series M28 Preferred Shares for purchase among Potential Holders so that only whole Series M28 Preferred Shares are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Series M28 Preferred Shares on such Auction Date.

     (f) Based on the results of each Auction for the Series M28 Preferred Shares, the Auction Agent shall determine the aggregate number of Series M28 Preferred Shares to be purchased and the aggregate number of Series M28 Preferred Shares to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Series M28 Preferred Shares. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Series M28 Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for Series M28 Preferred Shares that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) None of the Fund, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Series M28 Preferred Shares or to pay for Series M28 Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.


5.       AUCTION AGENT.


     For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which however may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of Series M28 Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for the Series M28 Preferred Shares and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of Series M28 Preferred Shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer Series M28 Preferred Shares than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of Series M28 Preferred Shares, submit Orders in such Auction in respect of the Series M28 Preferred Shares covering in the aggregate more than the number of Series M28 Preferred Shares specified by the Auction Agent in response to such Broker-Dealer's inquiry.


6.       TRANSFER OF PREFERRED SHARES.

     Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.       GLOBAL CERTIFICATE.


     Prior to the commencement of a Voting Period, (i) all of the Series M28 Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Series M28 Preferred Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.


8.       FORCE MAJEURE.


     (a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date.

     However, if the New York Stock Exchange is closed for such reason for three or less than three consecutive business days, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined by Auction on the first business day following such Auction Date.


     (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

          IN WITNESS WHEREOF, the undersigned being all the Trustees of the Fund have executed this instrument as of the ____ day of June, 2004. ====





         ---------------------------
         CHARLES A. AUSTIN, III
         Charles A. Austin, III, as Trustee and not individually


         ---------------------------
         GERALD M. MCDONNELL
         Gerald M. McDonnell, as Trustee and not individually


         ---------------------------
         DR. RUSSELL A. SALTON, III
         Dr. Russell A. Salton, III, as Trustee and not individually


         ---------------------------
         K. DUN GIFFORD
         K. Dun Gifford, as Trustee and not individually


         ---------------------------
         DR. LEROY KEITH
         Dr. Leroy Keith, as Trustee and not individually


         ---------------------------
         DAVID M. RICHARDSON
         David M. Richardson, as Trustee and not individually


         ---------------------------
         MICHAEL S. SCOFIELD
         Michael S. Scofield, as Trustee and not individually


         ---------------------------
         RICHARD J. SHIMA
         Richard J. Shima, as Trustee and not individually


         ---------------------------
         WILLIAM W. PETTIT
         William W. Pettit, as Trustee and not individually


         ---------------------------
         RICHARD WAGONER
         Richard Wagoner, as Trustee and not individually



         ---------------------------
         SHIRLEY L. FULTON
         Shirley L. Fulton, as Trustee and not individually

                                   APPENDIX D

                              SETTLEMENT PROCEDURES




     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Broker-Dealer Agreement.


     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's auction processing system the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

               (i) the Applicable Rate fixed for the next succeeding Dividend Period;

               (ii) whether   Sufficient   Clearing   Bids   existed   for   the
                    determination of the Applicable Rate;


               (iii)if   such   Broker-Dealer   (a   "Seller's   Broker-Dealer")
                    submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

               (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer")  submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

               (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;


               (vi) if the aggregate  number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

               (vi) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

     (b) On each Auction Date, each broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:


          (i) (aa) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that we accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period, and, (bb) in the case that the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Buyer's Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, as described in (a)(vi), then such Buyer's Broker-Dealer shall instruct each Potential Beneficial Owner of such excess Preferred Shares to instruct such Potential Beneficial Owner's Agent Member to pay to the Seller's Broker-Dealer (or its Agent Member), the names of whom are to be provided pursuant to (a)(vi), through the Securities Depository the amount necessary to purchase the number of such excess Preferred Shares to be purchased by such Potential Beneficial Owner against receipt of such shares;

          (ii) (aa) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period, and, (bb) in the case that the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, as described in (a)(v), then such Seller's Broker-Dealer shall instruct each Beneficial Owner of such excess Preferred Shares to instruct such Beneficial Owner's Agent Member to deliver to the Buyer's Broker-Dealer (or its Agent Member), the names of whom are to be provided pursuant to (a)(v), through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor;


          (iii)advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owner, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instructs its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefore; and

          (iii)each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to any Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.


     (e) On the day after the Auction Date:

          (i) Each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;


          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and


          (iii)each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.


     If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good deliver. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                           PART C -- OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(1)      FINANCIAL STATEMENTS -



     The following financial statements have been incorporated by reference into the Registration Statement as described on page 72 of the Statement of Additional Information:


  (i) Statement of Assets and Liabilities as of March 15, 2004 and Notes to Statement of Assets and Liabilities dated March 15, 2004;

  (ii)     Financial Highlights for the period ended May 31, 2004 (unaudited);

  (iii)    Statement of Assets and Liabilities as of May 31, 2004 (unaudited);

  (iv)     Statement of Operations for the period ended May 31, 2004
           (unaudited);

  (v) Statement of Changes in Net Assets for the period ended May 31, 2004 (unaudited);

  (vi)     Schedule of Investments as of May 31, 2004; and

  (vii)    Notes to Financial Statements.


     Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.


(2)      EXHIBITS


---------------------------- ------------------------------------------------------------------------
Exhibit No.                  Description of Exhibits
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(a)(1)                       Amended and Restated Certificate of Trust of Evergreen Utilities and
                             High Income Fund dated February 9, 2004 is incorporated by reference to the Registrant's Initial Registration Statement on Form N-2 as
                             filed with the Commission on February 9, 2004, File Nos. 333-112631
                             and 811-21507 (the "Initial Registration Statement").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(a)(2)                       Amended and Restated Agreement and Declaration of Trust of Evergreen
                             Utilities and High Income Fund is incorporated by reference to the
                             Initial Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(b)                          Amended and Restated By-laws are incorporated by reference to the
                             Initial Registration Statement.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(c)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(d)                          Statement of Preferences of Auction Preferred Shares attached hereto as Appendix C to the Statement of Additional Information.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(e)                          Terms and Conditions of Automatic Dividend Reinvestment Plan are
                             incorporated by reference to Pre-Effective Amendment No. 1 to the
                             Registrant's Initial Registration Statement on Form N-2 as filed with the Commission on March 22, 2004 ("Initial Registration Statement
                             Pre-Effective Amendment No. 1").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(f)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(g)                          Form of Investment Advisory and Management Agreement between
                             Registrant and Evergreen Investment Management Company, LLC is
                             incorporated by reference to Initial Registration Statement
                             Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(h)(1)                       Form of Underwriting Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(h)(2)                       Form of Broker-Dealer Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(h)(3)                       Form of Auction Agency Agreement is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(i)                          Deferred Compensation Plan is incorporated by reference to
                             Pre-Effective Amendment No. 2 to the Registrant's Initial Registration
                             Statement on Form N-2 as filed with the Commission on April 19, 2004
                             ("Initial Registration Statement Pre-Effective Amendment No. 2").
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(j)                          Form of Custodian Agreement by and between Registrant and State Street
                             Bank and Trust Company is incorporated by reference to Initial
                             Registration Statement Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(k)(1)                       Form of Administrative Services Agreement between Registrant and
                             Evergreen Investment Services, Inc. is incorporated by reference to
                             Initial Registration Statement Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(k)(2)                       Form of Transfer Agency and Service Agreement is incorporated by reference to Initial Registration Statement Pre-Effective Amendment
                             No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(l)(1)                       Opinion and consent of Sullivan & Worcester LLP is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(l)(2)                       Opinion and consent of Richards, Layton & Finger, P.A. is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(m)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------

(n)                          Consent of KPMG LLP is filed herein.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(o)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(p)                          Initial Stock Purchase Agreement is incorporated by reference to
                             Initial Registration Statement Pre-Effective Amendment No. 2.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(q)                          Not applicable.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(r)(1)                       Code of Ethics for Evergreen Utilities and High Income Fund is
                             incorporated by reference to Initial Registration Statement
                             Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(r)(2)                       Code of Ethics for Evergreen Investment Management Company, LLC is
                             filed incorporated by reference to Initial Registration Statement
                             Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(s)(1)                       Powers of Attorney are incorporated by reference to Initial
                             Registration Statement Pre-Effective Amendment No. 1.
---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------
(s)(2)                       Power of Attorney of Shirley L. Fulton is incorporated by reference to the Registrant's Registration Statement on Form N-2 as filed with the
                             Commission pursuant to Rule 462(b) under the Securities Act of 1933 on
                             April 28, 2004, File Nos. 333-114957 and 811-21507.
---------------------------- ------------------------------------------------------------------------

ITEM 25.   MARKETING ARRANGEMENTS




     See Exhibits (h)(1), (h)(2) and (h)(3) of Item 24(2) of this Registration Statement.


ITEM 26.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration
Statement:

Registration fees                                         $ 10,136
Rating Agency Fees                                        $ 48,000
Printing (other than stock certificates)                  $ 25,000
Legal fees and expenses                                   $100,000
Miscellaneous                                             $  5,000
                                                          --------
Total                                                     $188,136



ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES (as of April 30, 2004)


TITLE OF CLASS                                        NUMBER OF RECORD HOLDERS
--------------                                        -------------
Common Shares (no par value)                               2
Preferred Shares (liquidation preference $25,000)          0

ITEM 29.  INDEMNIFICATION

     Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions.

     Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Amended and Restated Agreement and Declaration of Trust.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC contains provisions for the indemnification of the Registrant's Advisor.


     The Underwriting Agreement filed in response to Item 24 (2)(h) contains provisions requiring indemnification of the Registrant's underwriters by the Registrant.


     The Administrative Services Agreement between Registrant and Evergreen Investment Services, Inc. contains provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's Administrator.

     The Transfer Agency and Service Agreement with the Registrant's transfer agent contains provisions for the indemnification of EquiServe Trust Company, N.A., the Registrant's transfer agent for its common shares.


     The Auction Agency Agreement between Registrant and Deutsche Bank Trust Company Americas contains provisions for the indemnification of Deutsche Bank Trust Company Americas, the Registrant's transfer agent for its preferred shares.




ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     The Directors and principal executive officers of Wachovia Bank, N.A. are:

   G. Kennedy Thompson        Chairman, Wachovia Corporation and
                                      Wachovia Bank, N.A., Chief Executive
                                      Officer, President and Director, Wachovia
                                      Corporation and Wachovia Bank, N.A.

   Mark C. Treanor            Executive Vice President, Secretary &
                                      General Counsel, Wachovia Corporation;
                                      Secretary and Executive Vice President,
                                      Wachovia Bank, N.A.

   Robert T. Atwood           Executive Vice President and Chief Financial
                                      Officer, Wachovia Corporation; Chief
                                      Financial Officer and Executive Vice
                                      President, Wachovia Bank, N.A.

     All of the above persons are located at the following address: Wachovia Bank, N.A., One Wachovia Center, Charlotte, NC 28288.

     The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

     Evergreen Investment Services, Inc. and Evergreen Investment Management Company, LLC, all located at 200 Berkeley Street, Boston, Massachusetts 02116.

     Wachovia Bank, N.A., One Wachovia Center, 301 S. College Street, Charlotte, North Carolina 28288.

     State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.

     EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts, 02021.

     Deutsche Bank Trust Company Americas, 60 Wall Street, 27th Floor, New York, New York 10005.

ITEM 32.   MANAGEMENT SERVICES

Not applicable.

ITEM 33.   UNDERTAKINGS

(1) The Registrant undertakes to suspend the offering of its shares until it amends its Prospectus if: (1) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

(2) Not Applicable.

(3) Not Applicable.

(4) Not Applicable.

(5) Registrant hereby undertakes:

     (a) that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant hereby undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts on the 14th day of June, 2004.


                                   EVERGREEN UTILITIES AND HIGH INCOME FUND

                                   By:  /s/ Dennis H. Ferro
                                           Dennis H. Ferro
                                         President



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of June, 2004.


         /s/ Carol A. Kosel
         -----------------------------
         Carol A. Kosel
         Treasurer
         (Principal Financial and Accounting Officer)

         /s/ Charles A. Austin, III         /s/ K. Dun Gifford                /s/ William Walt Pettit
         ------------------------------     ------------------------          -----------------------------------
         Charles A. Austin III*             K. Dun Gifford*                   William Walt Pettit*
         Trustee                            Trustee                           Trustee

         /s/ Gerald M. McDonnell                     /s/ Russell A. Salton, III MD
         -------------------------------             -------------------------------------
         Gerald M. McDonnell*                        Russell A. Salton, III MD*
         Trustee                                     Trustee

         /s/ Michael S. Scofield            /s/ David M. Richardson           /s/ Richard K. Wagoner
         ------------------------------     --------------------------------  -------------------------------
         Michael S. Scofield*               David M. Richardson*              Richard K. Wagoner*
         Chairman of the Board              Trustee                           Trustee
         and Trustee

          /s/ Leroy Keith, Jr.              /s/ Richard J. Shima               /s/ Shirley L. Fulton
         ------------------------------     ------------------------------     -------------------------
         Leroy Keith, Jr.*                  Richard J. Shima*                  Shirley L. Fulton*
         Trustee                            Trustee                            Trustee



         *By: /s/ Catherine F. Kennedy
                  ------------------------------
                  Catherine F. Kennedy
                  Attorney-in-Fact

     * Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

                                                             EXHIBIT INDEX


---------------------------- ------------------------------------------------------------------------


Exhibit No.                  Description of Exhibits

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------


(h)(1)                       Form of Underwriting Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------


(h)(2)                       Form of Broker-Dealer Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------


(h)(3)                       Form of Auction Agency Agreement.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------


(l)(1)                       Opinion and Consent of Sullivan & Worcester LLP.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------


(l)(2)                       Opinion and Consent of Richards, Layton & Finger, P.A.

---------------------------- ------------------------------------------------------------------------
---------------------------- ------------------------------------------------------------------------


(n)                          Consent of KPMG LLP.

---------------------------- ------------------------------------------------------------------------